                                [METLIFE LOGO]

                         [STATE STREET RESEARCH LOGO]

              [HARRIS ASSOCIATES L.P. INVESTMENT MANAGEMENT LOGO]

                                 [JANUS LOGO]

            [LOOMIS SAYLES & COMPANY, L.P. INVESTMENT COUNSEL LOGO]

                            [NEUBERGER BERMAN LOGO]

                           [PUTNAM INVESTMENTS LOGO]
                       [ZURICH SCUDDER INVESTMENTS LOGO]
                             [T. ROWE PRICE LOGO]

                     [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street             Loomis Sayles High
Research                 Yield Bond Portfolio
Aggressive Growth
Portfolio                Neuberger Berman
                         Partners Mid Cap Value
State Street             Portfolio
Research
Diversified              Scudder Global Equity
Portfolio                Portfolio

                         T. Rowe Price Large Cap
State Street             Growth Portfolio
Research Investment
Trust Portfolio          T. Rowe Price Small Cap
(formerly State          Growth Portfolio
Street Research
Growth Portfolio)        Lehman Brothers(R)
                         Aggregate Bond Index
State Street             Portfolio
Research
Income Portfolio         MetLife Stock Index
                         Portfolio
State Street
Research                 MetLife Mid Cap Stock
Money Market             Index Portfolio
Portfolio
                         Morgan Stanley EAFE(R)
State Street             Index Portfolio
Research
Aurora Small Cap         Russell 2000(R) Index
Value                    Portfolio
Portfolio
                         Franklin Templeton Small
Putnam                   Cap
International            Growth Portfolio
Stock Portfolio
(formerly
Santander
International
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Harris Oakmark
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

Janus Growth
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................     13
   About the Investment Managers.....................................     22
   Portfolio Turnover Rates..........................................     30
   Dividends, Distributions and Taxes................................     30
   General Information About the Fund and its Purpose................     30
   Sale and Redemption of Shares.....................................     31
   Financial Highlights..............................................     32
   Appendix A--Portfolio Manager Prior Performance...................     42
   Appendix B--Certain Investment Practices..........................     45
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     49

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Money Market Portfolio]

About the State Street Research Money Market Portfolio:

Investment objective: the highest possible current income consistent with preservation of capital and maintenance of liquidity.

Principal investment strategies: The Portfolio primarily invests in short- term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: Although the portfolio manager will manage the Portfolio so that significant variations in net asset value are rather unlikely, it is possible to lose money by investing in the Portfolio. The major risk involved with investing in the Portfolio is that the overall yield of the Portfolio could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its net assets in non-convertible debt securities in the three highest rating

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categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and (c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies with capitalizations of approximately $1.1 billion. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Investment Trust, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $5 billion and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Growth Portfolio:]

About the Janus Growth Portfolio:

Investment objectives: long-term growth of capital.

Principal investment strategies: The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Portfolio may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.

The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Prepayment Risk;" "Investing in larger companies;" "Growth Investing;" "Investing in securities of foreign issuers;" "Investing in medium size companies;" and "Investing in fixed income securities." Also, the Portfolio may have higher risk because it may invest in lower rated bonds (commonly known as "junk bonds") which have higher default rates than do high quality bonds. Volatility may be indicative of risk.

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets

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in lower rated bonds (commonly known as "junk bonds"), and the bonds in this
Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102.5 million and $12.3 billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing;" "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the

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purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small-cap") companies as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Franklin Templeton Small Cap Growth Portfolio]

About the Franklin Templeton Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal Investment Strategies: Under normal market conditions the Portfolio invests in at least 65% of its total assets in the equity securities of U.S. small capitalization ("small-cap") companies. For this Portfolio, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2500 Growth index, whichever is greater, at the time of the purchase. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies and foreign securities. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Portfolio's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk.

About all the Index Portfolios

[SIDEBAR: The Index Portfolios]

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed- income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond

Morgan Stanley EAFE Index Portfolio
Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000 Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $10.4 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                    State Street Research Aggressive Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years       10 Years
                                 ------        -------       --------
     State Street Research
     Aggressive Growth
     Class A                     -7.63%         9.96%        16.49%
     Class E                     -7.78%         9.81%        16.34%
     ---------------------------------------------------------------
     Russell MidCap
     Growth Index               -11.75%        17.77%        18.10%

                                    [GRAPH]

                            1991            66.41%
                            1992            10.39%
                            1993            22.63%
                            1994            -1.88%
                            1995            29.50%
                            1996             7.72%
                            1997             6.67%
                            1998            13.69%
                            1999            33.24%
                            2000            -7.63%

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).



                      State Street Research Money Market

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Money Market
     Class A                      6.22%         5.31%         4.87%
     ---------------------------------------------------------------
     Donahue's All Taxable        5.58%         5.07%         4.70%
     ---------------------------------------------------------------

                                    [GRAPH]

                            1991             6.10%
                            1992             3.73%
                            1993             2.90%
                            1994             3.85%
                            1995             5.59%
                            1996             5.01%
                            1997             5.21%
                            1998             5.19%
                            1999             4.89%
                            2000             6.22%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.7% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.70% (quarter ended September 30, 1993).

                       State Street Research Diversified

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Diversified
     Class A                      1.04%        12.66%        13.16%
     Class E                      0.89%        12.51%        13.01%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%
     Lehman Brothers
     Aggregate Bond Index        11.63%         6.46%         7.96%

                                    [GRAPH]

                            1991            24.84%
                            1992             9.48%
                            1993            12.75%
                            1994            -3.06%
                            1995            27.03%
                            1996            14.52%
                            1997            20.58%
                            1998            19.64%
                            1999             8.71%
                            2000             1.04%
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -5.0% (quarter ended December 31, 2000).



                         State Street Research Income

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research Income
     Class A                     11.22%         6.23%         8.14%
     Class E                     11.07%         6.08%         7.99%
     ---------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index        11.63%         6.46%         7.96%

                                    [GRAPH]

                            1991            17.31%
                            1992             6.91%
                            1993            11.36%
                            1994            -3.15%
                            1995            19.55%
                            1996             3.60%
                            1997             9.83%
                            1998             9.40%
                            1999            -2.28%
                            2000            11.22%
During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1991) and the lowest return for a quarter was -2.5% (quarter ended March 31, 1994).



                   State Street Research Investment Trust/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Investment Trust
     Class A                     -6.18%        17.45%        17.20%
     Class E                     -6.33%        17.30%        17.05%
     Class B                     -6.43%        17.20%        16.95%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            33.09%
                            1992            11.56%
                            1993            14.40%
                            1994            -3.25%
                            1995            33.14%
                            1996            22.18%
                            1997            28.36%
                            1998            28.18%
                            1999            18.47%
                            2000            -6.18%
During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.3% (quarter ended September 30, 1998).

-------
1. Formerly known as State Street Research Growth Portfolio.

                  State Street Research Aurora Small Cap Value

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.


                         Putnam International Stock/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                                              Since
                                 1 Year        5 Years      Inception
                                 ------        -------      ---------
     Putnam International Stock
     Class A                    -10.11%         4.24%         5.66%
     Class E                    -10.24%         4.08%         5.50%
     ---------------------------------------------------------------
     MSCI EAFE Index            -14.17%         7.13%         7.63%

                                    [GRAPH]

                            1992           -10.21%
                            1993            47.76%
                            1994             5.08%
                            1995             0.84%
                            1996            -1.77%
                            1997            -2.34%
                            1998            22.56%
                            1999            16.44%
                            2000           -10.11%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

/1/ Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

   Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.


                        Harris Oakmark Large Cap Value

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                     Since
                                        1 Year      Inception
                                        ------      ---------

     Harris Oakmark
     Large Cap Value
     Class A                            12.43%         0.86%
     Class E                            12.28%         0.71%
     --------------------------------------------------------------
     S&P 500 Index                      -9.10%        10.19%

                                    [GRAPH]

                            1998*           -2.70%
                            1999            -6.89%
                            2000            12.43%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart the highest return for a quarter was 12.9% (quarter ended June 30, 1999), and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                                 Janus Mid Cap

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Janus Mid Cap
     Class A                    -31.24%        29.56%
     Class E                    -31.36%        29.36%
     Class B                    -31.42%        29.24%
     ---------------------------------------------------
     S&P MidCap 400 Index        17.51%        20.80%

                                    [GRAPH]

                           1997*           28.22%
                           1998            37.19%
                           1999           122.92%
                           2000           -31.24%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).


                                  Janus Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.

                         Loomis Sayles High Yield Bond

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Loomis Sayles
     High Yield Bond
     Class A                     -0.95%         3.62%
     Class E                     -1.07%         3.47%
     ---------------------------------------------------
     Merrill Lynch High
     Yield Bond Index            -3.79%         2.95%

                                    [GRAPH]

                            1997*            6.18%
                            1998            -7.51%
                            1999            17.82%
                            2000            -0.95%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).



                   Neuberger Berman Partners Mid Cap Value

                              Investment Results
                         Average Annual Total Returns

                                      As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Neuberger Berman Partners
     Mid Cap Value Fund
     Class A                            28.25%        25.29%
     Class E                            28.08%        25.11%
     Class B                            27.89%        24.97%
     --------------------------------------------------------------
     S&P MidCap 400/BARRA
     Value Index                        27.84%        16.74%

                                    [GRAPH]

                            1998*            7.44%
                            1999            17.63%
                            2000            28.25%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was -12.6% (quarter ended September 30, 1999).

                             Scudder Global Equity

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                     Since
                                        1 Year      Inception
                                        ------      ---------

     Scudder Global Equity
     Class A                            -1.61%        12.42%
     Class E                            -1.74%        12.26%
     --------------------------------------------------------------
     MSCI All Country
     World Index (gross dividends)     -13.92%        10.83%

                                    [GRAPH]

                            1997*            9.62%
                            1998            15.96%
                            1999            25.17%
                            2000            -1.61%
*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 16.0% (quarter ended December 31, 1999) and the lowest return for a quarter was -11.2% (quarter ended September 30, 1998).



                        T. Rowe Price Large Cap Growth

                              Investment Results
                         Average Annual Total Returns



                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
     T. Rowe Price                      1 Year      Inception
     Large Cap Growth                   ------      ---------
     Class A                            -0.50%        14.68%
     Class E                            -0.65%        14.53%
     --------------------------------------------------------------
     S&P 500 Index                      -9.10%        10.19%

                                    [GRAPH]

                            1998*           10.28%
                            1999            22.23%
                            2000            -0.50%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.3% (quarter ended December 31, 2000).



                        T. Rowe Price Small Cap Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------

     T. Rowe Price
     Small Cap Growth
     Class A                            -9.09%         9.79%
     Class E                            -9.25%         9.63%
     --------------------------------------------------------------
     Russell 2000 Growth Index         -22.43%         7.46%


                                    [GRAPH]
                            1997*           18.81%
                            1998             3.45%
                            1999            27.99%
                            2000            -9.09%
* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

                      Franklin Templeton Small Cap Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.

                    Lehman Brothers(R) Aggregate Bond Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Lehman Brothers
     Aggregate Bond Index
     Class A                            11.41%         5.17%
     Class E                            11.26%         5.02%
     Class B                            11.16%         4.92%
     --------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index               11.63%         5.23%


                                    [GRAPH]

                            1998*            1.38%
                            1999            -1.37%
                            2000            11.41%

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).



                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      --------
     MetLife
     Stock Index
     Class A                     -9.34%        17.89%        17.02%
     Class E                     -9.47%        17.65%        16.82%
     Class B                     -9.56%        17.53%        16.70%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            29.76%
                            1992             7.44%
                            1993             9.54%
                            1994             1.18%
                            1995            36.87%
                            1996            22.66%
                            1997            32.19%
                            1998            28.23%
                            1999            20.79%
                            2000            -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).



                         Morgan Stanley EAFE(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------
     Morgan Stanley EAFE
     Portfolio
     Class A                    -14.48%         6.95%
     Class E                    -14.61%         6.80%
     Class B                    -14.71%         6.69%
     ---------------------------------------------------
     MSCI EAFE(R) Index         -14.17%         8.39%

                                    [GRAPH]

                           1998*            8.11%
                           1999            24.90%
                           2000           -14.48%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.0% (quarter ended September 30, 2000).

                             Russell 2000(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
     Russell 2000 Index          1 Year      Inception
     Portfolio                   ------      ---------

     Class A                     -3.80%        10.78%
     Class E                     -3.95%        10.63%
     Class B                     -4.04%        10.52%
     ---------------------------------------------------
     Russell 2000 Index          -3.02%        10.87%


                                    [GRAPH]


                           1998*            5.48%
                           1999            22.73%
                           2000             -3.8%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended December 31, 2000).


                          MetLife Mid Cap Stock Index

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Aurora Small Cap Value, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index, Janus Growth and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index, Loomis Sayles High Yield Bond and Janus Growth.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, Janus Growth, Loomis Sayles High Yield Bond, Franklin Templetion Small Cap Growth, and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora Small Cap Value, State Street Research

Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, and Franklin Templeton Small Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife

Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State
Street Research in 1987 and has worked as an investment professional since 1963.

State Street Research Aurora Small Cap Value Portfolio:

Rudolph K. Kluiber has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined State Street Research in 1989 and has worked as an investment professional since 1988.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in effect for about $12 billion in assets.

Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Portfolios. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Funds, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

The following gives you information on the portfolio managers for the Janus portfolios:

Janus Mid Cap Portfolio:

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

Janus Growth Portfolio:
John H. Schreiber, Vice President and Portfolio Manager, joined Janus in 1997 as an equity research analyst. He is the portfolio manager and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber currently manages the Janus Fund 2. Mr. Schreiber previously served as an assistant portfolio manager of Janus Equity Income Fund and Janus Balanced Fund from January 1999 through December 1999.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

Daniel J. Fuss, Vice-Chairman, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]

Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2000 of about $55.5 billion.

Robert I. Gendelman has co-managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.

[SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]

Zurich Scudder Investments, Inc. ("Zurich Scudder"), previously Scudder Kemper Investments, Inc., is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the U.K. and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services, in October 2000. On December 29, 2000, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Zurich Scudder and its affiliates had assets under supervision of $370 billion globally.

William E. Holzer, Managing Director and Nicholas Bratt, Director of the Global Equity Group have been with Zurich Scudder since 1980 and 1976, respectively. Mr. Holzer and Mr. Bratt are co-portfolio managers for the Portfolio. Mr. Holzer has been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Zurich Scudder's Currency Committee and has responsibilities for global equity investment strategies. Mr. Bratt is responsible for Zurich Scudder's Equity Activities and is president of Zurich Scudder's closed end equity funds that invest overseas.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000,
T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion. The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Portfolio Management of the Franklin Templeton Small Cap Growth]

Franklin Advisers, Inc. is the sub-investment manager for the Franklin Templeton Small Cap Growth Portfolio. Together, Franklin Advisers, Inc. and its affiliates manage over $229 billion in assets.

The team responsible for the Portfolio's management is made up of the following managers:

Edward B. Jamieson, Executive Vice President of Franklin Advisers, Inc., who joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since 1992. Michael McCarthy, Vice President of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since 1993. Aidan O'Connell, Portfolio Manager of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
State Street Research Money
Market                                      .25%                          .25%
-----------------------------------------------------------------------------------
MetLife Stock Index                         .25%                        N/A/2/
-----------------------------------------------------------------------------------
State Street Research
Investment Trust                            .47%                          .32%
-----------------------------------------------------------------------------------
State Street Research Income                .33%                          .25%
-----------------------------------------------------------------------------------
State Street Research
Diversified                                 .43%                          .28%
-----------------------------------------------------------------------------------
State Street Research
Aggressive Growth                           .69%                          .49%
-----------------------------------------------------------------------------------
Loomis Sayles High Yield Bond               .70%                          .50%
-----------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                          .57%
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth              .51%                          .33%
-----------------------------------------------------------------------------------
Janus Mid Cap                               .66%                          .46%
-----------------------------------------------------------------------------------
Scudder Global Equity                       .61%                          .41%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                       .25%                        N/A/2/
-----------------------------------------------------------------------------------
Russell 2000 Index                          .25%                        N/A/2/
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                   .30%                        N/A/2/
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth              .64%                          .44%
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value              .75%                          .45%
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value                                   .70%                          .50%
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                 .25%                        N/A/2/
-----------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                          .50%
-----------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value                             .85%                          .55%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

The Portfolios indicated in the following table will commence operation on or about May 1, 2001. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of each Portfolio.

                                                                          % per
                                            % per                         annum
                                            annum                        Paid to
                            Average        paid to        Average          Sub-
                           Daily Net      Investment     Daily Net      Investment
Portfolio                    Assets        Manager         Assets        Manager
----------------------------------------------------------------------------------
Franklin Templeton     first $500 million    .90%    first $200 million    .60%
Small Cap Growth       over $500 million     .85%    next $300 million     .52%
                                                     over $500 million     .50%
----------------------------------------------------------------------------------
Janus Growth           first $500 million    .80%    first $100 million    .55%
                       next $500 million     .75%    next $400 million     .50%
                       over $1 billion       .70%    over $500 million     .45%

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of certain Portfolios in excess of a certain annual percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                                          SUBSIDIZED
                                         EXPENSES* IN
PORTFOLIO                                 EXCESS OF      NET ASSETS     DATE
Morgan Stanley EAFE Index                   0.40%       $200 million   4/30/02
Putnam Large Cap Growth                     0.20%       $100 million   4/30/02
State Street Research Aurora Small Cap
Value/1/                                    0.20%       $100 million   4/30/02
MetLife Mid Cap Stock Index/1/              0.20%       $100 million   6/30/02
Russell 2000 Index                          0.30%       $200 million   4/30/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)
/1/MetLife Advisers will continue to pay the expenses for this Portfolio through April 30, 2002 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, January 22, 1998 March 2, 1999, July 13, 1999 and December 3, 1999
respectively. MetLife ceased subsidizing such expenses for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Morgan Stanley EAFE(R) Index and Neuberger Berman Partners Mid Cap Value Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2002, all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                                                   Percentage of
 Portfolio/Class                                                    net assets
 ---------------                                                   -------------
Janus Growth Portfolio
  Class A.........................................................     0.95
  Class E.........................................................     1.10
  Class B.........................................................     1.20
Franklin Templeton Small CapGrowth Portfolio
  Class A.........................................................     1.05
  Class E.........................................................     1.20
  Class B.........................................................     1.30

Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including acccrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share          State Street Research Income Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $11.68      $12.78      $12.66      $12.36      $12.73
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.85        0.81        0.75        0.83        0.82
 Net realized and
  unrealized gain (loss)
  on investments........         0.46       (1.10)       0.42        0.38       (0.36)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         1.31       (0.29)       1.17        1.21        0.46
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.79)      (0.80)      (0.87)      (0.81)
 Distributions from net
  realized capital
  gains.................         0.00       (0.02)      (0.25)      (0.04)      (0.02)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....         0.00       (0.81)      (1.05)      (0.91)      (0.83)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.99      $11.68      $12.78      $12.66      $12.36
--------------------------------------------------------------------------------------
 Total return (%).......         11.2        (2.3)        9.4         9.8         3.6
Ratio of operating
 expenses to average net
 assets (%).............         0.38        0.38        0.39        0.38        0.32
Ratio of net investment
 income to average net
 assets (%).............         6.71        6.15        6.13        6.57        6.64
Portfolio turnover rate
 (%)....................          199         183         124         122          93
Net assets, end of year
 (000)..................     $474,898    $477,880    $526,854    $412,191    $383,395

-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       State Street Research Money Market Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $10.34      $10.35      $10.38      $10.44      $10.45
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $10.14      $10.34      $10.35      $10.38      $10.44
--------------------------------------------------------------------------------------
 Total return (%).......          6.2         4.9         5.2         5.2         5.0
Ratio of operating
 expenses to average net
 assets (%).............         0.37        0.42        0.48        0.49        0.43
Ratio of net investment
 income to average net
 assets (%).............         6.02        4.81        5.11        5.08        4.92
Net assets, end of year
 (000)..................      $48,296     $51,545     $41,185     $39,480     $41,637
Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    State Street Research Aggressive Growth Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $38.45      $29.53      $27.61      $27.11      $25.87
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..        (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........        (1.98)       9.86        3.75        1.67        2.01
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.02)       9.74        3.69        1.64        1.99
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00        0.00        0.00        0.00        0.00
 Distributions from net
  realized capital
  gains.................        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $31.59      $38.45      $29.53      $27.61      $27.11
--------------------------------------------------------------------------------------
 Total return (%).......         (7.6)       33.2        13.7         6.7         7.7
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.73        0.72        0.75        0.81        0.79
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.72         --          --          --          --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        (0.12)      (0.31)      (0.20)      (0.10)      (0.11)
Portfolio turnover rate
 (%)....................          170          86          97         219         221
Net assets, end of year
 (000)..................   $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849
Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Selected Data For a Share of Capital        Loomis Sayles High Yield Bond
Stock Outstanding Throughout each Period:             Portfolio
                                           -----------------------------------
                                               Year Ended December 31,
                                           -----------------------------------
                                            2000     1999     1998    1997 (a)
                                           -------  -------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year......     $9.09    $8.39   $10.14   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..................      0.90     0.80     0.88     0.35
 Net realized and unrealized gain (loss)
  on investments........................     (0.99)    0.69    (1.65)    0.26
                                           -------  -------  -------  -------
 Total from investment operations.......     (0.09)    1.49    (0.77)    0.61
                                           -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income................................      0.00    (0.79)   (0.89)   (0.35)
 Distributions from net realized capital
  gains.................................      0.00     0.00    (0.09)   (0.12)
                                           -------  -------  -------  -------
 Total distributions....................      0.00    (0.79)   (0.98)   (0.47)
                                           -------  -------  -------  -------
---------------------------------------------------------------------------------
Net asset value, end of year............     $9.00    $9.09    $8.39   $10.14
---------------------------------------------------------------------------------
 Total return (%).......................      (1.0)    17.8     (7.5)     6.2 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.88     0.93     0.87     0.83 (c)
Ratio of net investment income to
 average net assets (%).................     10.11     9.49    10.41     7.04 (c)
Portfolio turnover rate (%).............        42       28       46       39 (c)
Net assets, end of year (000)...........   $68,944  $61,701  $42,403  $27,804
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --     0.94     1.05     1.35 (c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)
Selected Data For a Share of           T. Rowe Price Small Cap Growth
Capital Stock Outstanding                         Portfolio
Throughout each Period:            ------------------------------------------
                                           Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $15.73      $12.29    $11.88    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.03)      (0.03)     0.00      0.00
 Net realized and unrealized gain
  (loss) on investments..........       (1.40)       3.47      0.41      1.88
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................       (1.43)       3.44      0.41      1.88
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $14.30      $15.73    $12.29    $11.88
--------------------------------------------------------------------------------
 Total return (%)................        (9.1)       28.0       3.5      18.8(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........        0.58        0.61      0.67      0.67(c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............        0.58          --        --        --
Ratio of net investment income to
 average net assets (%)..........       (0.19)      (0.27)    (0.02)     0.01(c)
Portfolio turnover rate (%)......          68          68        38        13(c)
Net assets, end of year (000)....    $337,343    $269,518  $189,132   $94,020
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%) .......................          --          --        --      0.86(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital     Scudder Global Equity Portfolio
Stock Outstanding Throughout each      --------------------------------------
Period:                                      Year Ended December 31,
                                       --------------------------------------
                                         2000      1999      1998    1997 (a)
                                       --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of year...    $14.91    $12.38    $10.85   $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...............      0.18      0.14      0.16     0.10
 Net realized and unrealized gain
  (loss) on investments..............     (0.42)     2.93      1.57     0.86
                                       --------  --------  --------  -------
 Total from Investment operations....     (0.24)     3.07      1.73     0.96
                                       --------  --------  --------  -------
Less distributions
 Distributions from net investment
  income.............................     (0.01)    (0.07)    (0.16)   (0.10)
 Distributions from net realized
  capital gains......................     (0.04)    (0.47)    (0.04)   (0.01)
                                       --------  --------  --------  -------
 Total distributions.................     (0.05)    (0.54)    (0.20)   (0.11)
                                       --------  --------  --------  -------
--------------------------------------------------------------------------------
Net asset value, end of year.........    $14.62    $14.91    $12.38   $10.85
--------------------------------------------------------------------------------
 Total return (%)....................      (1.6)     25.2      16.0      9.6 (c)
Ratio of operating expenses to
 average net assets (%)..............      0.78      0.87      0.96     0.78 (d)
Ratio of net investment income to
 average net assets (%)..............      1.43      1.23      1.61     1.66 (d)
Portfolio turnover rate (%)..........        58        54        51       36 (d)
Net assets, end of year (000)........  $211,354  $171,714  $113,715  $60,712
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).......        --        --      1.01     1.14 (d)

Selected Data For a Share       Harris Oakmark
of Capital                        Large Cap              Neuberger Berman Partners
Stock Outstanding              Value Portfolio            Mid Cap Value Portfolio
Throughout each Period:    --------------------------    ---------------------------
                           Year Ended December 31,        Year ended December 31,
                           --------------------------    ---------------------------
                            2000     1999    1998 (b)      2000     1999    1998 (b)
                           -------  -------  --------    --------  -------  --------
---------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $8.93    $9.70   $10.00       $11.97   $10.73   $10.00
---------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..      0.13     0.10     0.03         0.04     0.06     0.03
 Net realized and
  unrealized gain (loss)
  on investments........      0.97    (0.78)   (0.30)        3.35     1.80     0.71
                           -------  -------   ------     --------  -------   ------
 Total from investment
  operations............      1.10    (0.68)   (0.27)        3.39     1.86     0.74
                           -------  -------   ------     --------  -------   ------
Less distributions
 Distributions from net
  investment income.....     (0.14)   (0.08)   (0.03)       (0.04)   (0.07)   (0.01)
 Distributions from net
  realized capital
  gains.................     (0.10)   (0.01)    0.00        (0.50)   (0.55)    0.00
                           -------  -------   ------     --------  -------   ------
 Total distributions....     (0.24)   (0.09)   (0.03)       (0.54)   (0.62)   (0.01)
                           -------  -------   ------     --------  -------   ------
---------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $9.79    $8.93    $9.70       $14.82   $11.97   $10.73
---------------------------------------------------------------------------------------
 Total return (%).......      12.4     (6.9)    (2.7)(c)     28.3     17.6      7.4 (c)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........      0.94     0.91     0.70 (d)     0.89     0.72     0.68 (d)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(e)......      0.85       --       --         0.76       --       --
Ratio of net investment
 income to average net
 assets (%).............      1.74     1.63     2.47 (d)     0.58     0.86     2.61 (d)
Portfolio turnover rate
 (%)....................        82       17        0 (d)      207      134       21 (d)
Net assets, end of year
 (000) .................   $53,575  $38,378   $8,658     $131,356  $38,722   $8,647
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --     1.15     1.79 (d)       --     1.18     1.86 (d)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       T. Rowe Price
of Capital Stock                  Large Cap               Lehman Brothers Aggregate
Outstanding Throughout         Growth Portfolio             Bond Index Portfolio
each Period:               --------------------------     ---------------------------
                           Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000     1999    1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.41   $11.02   $10.00        $9.45    $10.06   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.03     0.02     0.01         0.63      0.48     0.07
 Net realized and
  unrealized gain (loss)
  on investments........      (0.09)    2.43     1.02         0.45     (0.62)    0.07
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (0.06)    2.45     1.03         1.08     (0.14)    0.14
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.02)   (0.03)   (0.01)       (0.63)    (0.47)   (0.08)
 Distributions from net
  realized capital
  gains.................      (0.40)   (0.03)    0.00         0.00      0.00     0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.42)   (0.06)   (0.01)       (0.63)    (0.47)   (0.08)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $12.93   $13.41   $11.02        $9.90     $9.45   $10.06
-----------------------------------------------------------------------------------------
 Total return (%).......       (0.5)    22.2     10.3 (b)     11.4      (1.4)     1.4 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.78     0.87     0.50 (c)     0.37      0.40     0.45 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d)......       0.77      --       --           --        --       --
Ratio of net investment
 income to average net
 assets (%).............       0.23     0.23     0.93 (c)     6.54      6.06     5.28 (c)
Portfolio turnover rate
 (%)....................         62       46        6 (c)       15        96       11 (c)
Net assets, end of year
 (000)..................   $180,072  $51,402   $6,740     $145,837  $129,339  $58,810
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --     1.31     2.62 (c)       --        --     0.59 (c)
Selected Data For a Share    Morgan Stanley EAFE                Russell 2000
of Capital Stock               Index Portfolio                 Index Portfolio
Outstanding Throughout     --------------------------     ---------------------------
each Period:               Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000       1999  1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.34   $10.80   $10.00       $12.52    $10.53   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.07     0.10     0.01         0.11      0.08     0.02
 Net realized and
  unrealized gain (loss)
  on investments........      (2.00)    2.58     0.80        (0.55)     2.29     0.53
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (1.93)    2.68     0.81        (0.44)     2.37     0.55
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.11)   (0.06)   (0.01)       (0.11)    (0.08)   (0.02)
 Distributions from net
  realized capital
  gains.................      (0.08)   (0.08)    0.00        (1.60)    (0.30)    0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.19)   (0.14)   (0.01)       (1.71)    (0.38)   (0.02)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $11.22   $13.34   $10.80       $10.37    $12.52   $10.53
-----------------------------------------------------------------------------------------
 Total return (%).......      (14.5)    24.9      8.1 (b)     (3.8)     22.7      5.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.58     0.55     0.55 (c)     0.55      0.45     0.40 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.76     1.25     0.71 (c)     0.89      1.04     1.46 (c)
Portfolio turnover rate
 (%)....................         10       44       13 (c)       78        67        3 (c)
Net assets, end of year
 (000)..................   $100,950  $82,355  $25,453     $125,738  $111,729  $38,147
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.78     1.77     1.41 (c)     0.55      0.89     1.04 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Select Data For a Share of                          State Street     Metlife
Capital                            Putnam Large    Research Aurora   Mid Cap
Stock Outstanding Throughout each   Cap Growth     Small Cap Value Stock Index
Period:                             Portfolio         Portfolio     Portfolio
                                   ------------    --------------- ------------
                                    Year Ended       Year Ended     Year Ended
                                   December 31,     December 31,   December 31,
                                     2000 (a)         2000 (b)       2000 (b)
                                   ------------    --------------- ------------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................     $ 10.00           $ 10.00       $ 10.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)...       (0.01)             0.03          0.03
 Net realized and unrealized
  gain (loss) on investments....       (2.70)             2.29          0.66
                                     -------           -------       -------
 Total from investment
  operations....................       (2.71)             2.32          0.69
                                     -------           -------       -------
Less distributions
 Distributions from net
  investment income.............        0.00             (0.03)        (0.03)
 Distributions from net realized
  capital gains.................        0.00             (0.05)        (0.02)
                                     -------           -------       -------
 Total distributions............        0.00             (0.08)        (0.05)
                                     -------           -------       -------
--------------------------------------------------------------------------------
Net asset value, end of year....     $  7.29           $ 12.24       $ 10.64
--------------------------------------------------------------------------------
 Total return (%)...............       (27.0) (c)         23.2 (c)       6.8 (c)
Ratio of operating expenses to
 average net assets (%).........        1.00 (d)          1.05 (d)      0.45 (d)
Ratio of net investment income
 (loss) to average net assets
 (%)............................       (0.23) (d)         1.12 (d)      0.92 (d)
Portfolio turnover rate (%).....          70 (d)            24 (d)       124 (d)
Net assets, end of year (000)...     $36,932           $54,379       $61,934
The ratio of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................        1.39 (d)          1.34 (d)      0.83 (d)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only during the past year, limited performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Because the Janus Growth and Franklin Templeton Small Cap Growth Portfolios will not commence operations until on or about the date of this Prospectus, no performance history is available for these Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the performance of the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which commenced operations on July 5, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%        -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --         -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000, the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                   State Street
                            State Street  Russell 2000            Research Aurora
  Total Return for            Research       Value                Small Cap Value
 Period (unaudited)        Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------        -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                    4.34%        -0.88%     -30.53%         5.47%
 Since inception of State
  Street Aurora Small Cap
  Value Portfolio
  (07/05/00) to 12/31/00)         --            --          --         23.22%
 One Year (12/31/99 to
  12/31/00)                    37.84%        22.83%      -9.10%          --
 Three Year (12/31/97 to
  12/31/00), annualized        16.22%         4.22%      12.26%          --
 2/13/95 to 12/31/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                        28.52%        13.23%      20.66%          --

--------
/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual fund, had assets of $1.4 billion. The total returns were calculated using the actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Janus

  Total Return for                                               Janus Growth
 Period (unaudited)                     Janus Fund/1/ S&P 500/2/  Portfolio
 ------------------                     ------------- ---------- ------------
 Year to Date (ended 2/28/2001)            -10.63%     -30.53%        --
 One Year (12/31/99 to 12/31/00)           -14.91%      -9.10%        --
 Three Year (12/31/97 to 12/31/00),
  annualized                                20.25%      12.26%        --
 2/5/70 to 12/31/00, annualized (since
  inception of the
  Janus Fund)                               17.23%      13.22%        --

--------
/1/ As of December 31, 2000, the Janus Fund, a mutual fund, had assets of $39.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Franklin Templeton

                                   Franklin
                                    Small                              Franklin
                                     Cap                               Templeton
                                    Growth                Russell 2500 Small Cap
  Total Return for                   Fund    Russell 2000    Growth     Growth
 Period (unaudited)                  I/1/      Index/2/     Index/2/   Portfolio
 ------------------                --------  ------------ ------------ ---------
 Year to Date (ended 2/28/2001)    - 14.90%     - 8.37%     - 21.28%      --
 One Year (12/31/99 to 12/31/00)    - 9.80%     - 3.02%     - 16.09%      --
 Three Year (12/31/97 to
  12/31/00), annualized              21.13%       4.65%       10.39%      --
  2/14/92 to 12/31/00, annualized
  (since inception of the
  Franklin Small Cap Growth Fund
  I)                                 21.15%      11.58%       11.62%      --

--------
/1/ As of December 31, 2000, the Franklin Small Cap Growth Fund I, a mutual fund, had assets of $11.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Russell 2000 Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The Russell 2500 Growth Index is an unmanaged index of common stocks that are primarily issued by the 2500 smallest companies with the Russell 3000 Index. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Aggressive
     1.    Growth
     2.    State Street Research Diversified
           State Street Research Investment
     3.    Trust
     4.    State Street Research Income
     5.    State Street Research Money Market
     6.    Putnam International Stock
     7.    Harris Oakmark Large Cap Value
     8.    Janus Mid Cap
     9.    Loomis Sayles High Yield Bond
    10.    Neuberger Berman Partners Mid Cap
           Value
    11.    Scudder Global Equity

 Portfolio
  Number   Portfolio Name
 --------- --------------
    12.    T. Rowe Price Large Cap Growth
    13.    T. Rowe Price Small Cap Growth
    14.    Lehman Brothers Aggregate Bond Index
    15.    MetLife Stock Index
    16.    Morgan Stanley EAFE Index
    17.    Russell 2000 Index
    18.    MetLife Mid Cap Stock Index
    19.    Putnam Large Cap Growth
    20.    State Street Research Aurora Small
           Cap Value
    21.    Janus Growth
    22.    Franklin Templeton Small Cap Growth


                                                                          Percentage limit per Portfolio
  Item   Investment practice                           Portfolios         on assets/1/
--------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and   All                None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
--------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and    6,8,9,11,12,13,    None
         stock indices to earn additional income, as   19,20,21,22
         a hedge against or to minimize anticipated
         loss in value.
--------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on  6,8,9,11,12,13,20, None
         currencies as a hedge against anticipated     21
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
--------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and        All, except 10     None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order
         to protect against anticipated declines in
         values.
--------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and       All, except 10     None
         indices that correlate with that Portfolio's
         securities.
--------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for        1,2,3,4,6,8,9, 11, None
         defensive purposes in order to protect        12,13,20,21,22
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
--------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that      1,2,3,4,6,8,9,     None
         correlate with the currencies in which the    11,12,13,20,21,22
         Portfolio's securities may be denominated.
--------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,  1,2,3,4,6,7,8,     None
         currency, and index put and call options      10,11,20,21,22
         "over-the-counter" (rather than only on
         established exchanges).
--------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on       All, except         Combined limit on the sum
         recognized futures exchanges) on debt         10,15,16,17,18,22   of the initial margin for
         securities and indices of debt securities as                      futures and options sold on
         a hedge against or to minimize adverse                            futures, plus premiums paid
         principal fluctuations resulting from                             for unexpired options on
         anticipated interest rate changes or to                           futures, is 5% of total
         adjust exposure to the bond market.                               assets (excluding "in the
                                                                           money" and, for Portfolios
                                                                           7, 8, 9, 11, 12, 13 and 21
                                                                           "bona fide hedging" as
                                                                          defined by the Commodity
                                                                          Futures Trading Commission)
--------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on        All, except        Same as Item 9
         recognized futures exchanges) on equity       4,5,7,10,14
         securities or stock indices as a hedge or to
         enhance return.
--------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts  6,8,9,11,12,       Same as Item 9
         (on recognized futures exchanges) as a hedge  13,20,21,22
         or to adjust exposure to the currency
         market.

                                                                            Percentage limit per Portfolio
  Item   Investment practice                           Portfolios           on assets/1/
----------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase     All, except 10       Same as Item 9
         put and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
----------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures           6,8,9,               Same as Item 9
         contracts (on recognized futures exchanges)   11,12,13,19,20,21,22
         of the type and for the same reasons the
         Portfolio is permitted to enter into futures
         contracts.
----------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange  All, except           None
         contracts to hedge currency risk relating to  15,17,18
         securities denominated, exposed to, or
         traded in a foreign currency in which the
         Portfolio may invest.
----------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange  1,2,3,4,6,8,9,       5% of total assets
         contracts for non hedging purposes.           11,12,13,20,21
----------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close    All                   None
         out any of the above.
----------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs   All                   None
         and POs).
----------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and      All, except           None
         principal only (POs) securities.              5,10,15,
                                                       16,17,18,22
----------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on        1,2,3,4,6,8,9,11,     None
         interest rates, currencies and indices as a   12,13,14,19,20,21
         risk management tool or to enhance return.
----------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including       A.1,2,3,4,5,15,17,   A. 10% of total assets in
         investments through European Depository       18,19                   securities of foreign
         Receipts ("EDRs") and International                                   issuers except 25% of
         Depository Receipts ("IDRs")).                                        total assets may be
                                                                               invested in securities
                                                                               issued, assumed, or
                                                                               guaranteed by foreign
                                                                               governments or their
                                                                               political subdivisions or
                                                                               instrumentalities;
                                                                               assumed or guaranteed by
                                                                               domestic issuers; or
                                                                               issued, assumed, or
                                                                               guaranteed by foreign
                                                                               issuers with a class of
                                                                               securities listed on the
                                                                               New York Stock Exchange.*
                                                       B.6,11,14,16,20,21   B. None
                                                       C.9                  C. 50% of total assets in
                                                                               foreign securities
                                                                               (except 100% in
                                                                               securities of Canadian
                                                                               issuers)*
                                                       D.12                 D. 30% of total assets
                                                                               (excluding reserves)*
                                                       E.13                 E. 20% of total assets
                                                                               (excluding reserves)*
                                                       F.7, 22              F. 25% of total assets*
                                                       G.10                 G. 10% of total assets*
                                                       H.8                  H. 30% of total assets in
                                                                               foreign securities
                                                                               denominated in a foreign
                                                                               currency and not publicly
                                                                               traded in the U.S.*
----------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                    A. 1,2,3,4,5,6,9,15, A. 20% of total assets*
                                                          22
                                                       B. 7,10,11,12,13,    B. 33 1/3% of total assets*
                                                          14,16,17,18,19,
                                                          20
                                                       C.8,21               C. 25% of total assets*
----------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.       A. All, except       A. 15% of total assets
                                                          5,11
                                                       B.5,11               B. 10% of total assets

                                                                             Percentage limit per Portfolio
  Item   Investment practice                           Portfolios            on assets/1/
-----------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which   A.All                 A. 10% of total assets
         may involve payment of duplicate fees.                                 except as in B below
                                                                                (except that only 5% of
                                                                                total assets may be
                                                                                invested in a single
                                                                                investment company and no
                                                                                portfolio can purchase
                                                                                more than 3% of the total
                                                                                outstanding voting
                                                                                securities of any one
                                                                                investment company or,
                                                                                together with other
                                                                                investment companies
                                                                                having the same
                                                                                investment adviser,
                                                                                purchase more than 10% of
                                                                                the voting stock of any
                                                                                "closed-end" investment
                                                                                company).
                                                       B.8,12,13,21          B. Up to 25% of total assets
                                                                                may be invested in
                                                                                affiliated money market
                                                                                funds for defensive
                                                                                purposes or as a means of
                                                                                receiving a return on
                                                                                idle cash.
-----------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by  1,2,3,4,6,8,9,        None
         a commercial bank or savings and loan         11,12,13,19,20,21
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in
         total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-----------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by         All                   25% of total assets.
         companies primarily engaged in any one                              Excluded from the 25%
         industry. Provided that: (a) utilities will                         limitation are portfolios 2
         be considered separate industries according                         and 5's: (a) money market,
         to type of service; (b) oil and oil related                         securities, securities
         companies will be considered separate                               issued or guaranteed by the
         industries according to type; and (c)                               U.S. government, its
         savings, loan associations, and finance                             agencies or
         companies will be considered separate                               instrumentalities; and (b)
         industries.                                                         bank issued debt
                                                                             securities.* (The Fund will
                                                                             disclose when more than 25%
                                                                             of a Portfolio's total
                                                                             assets are invested in four
                                                                             oil related industries. For
                                                                             Portfolios 1, 2, 3, 4, 5, 14
                                                                             and 20, companies engaged in
                                                                             the business of financing
                                                                             may be classified according
                                                                             to the industries of their
                                                                             parent or sponsor companies,
                                                                             or industries that otherwise
                                                                             most affect the financing
                                                                             companies).
-----------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits      All                   Together with item 27, up to
         necessary to clear Portfolio transactions;                          1/3 of the amount by which
         enter into reverse repurchase arrangements                          total assets exceed total
         with banks.                                                         liabilities (excluding the
                                                                             liabilities represented by
                                                                             such obligations).*
-----------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency   A. All, except 11     A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might      B. All, except 11     B. Together with item 26, up
         otherwise require the sale of securities at                            to 1/3 of the amount by
         an inopportune time).                                                  which total assets exceed
                                                                                total liabilities
                                                                                (excluding the
                                                                                liabilities represented
                                                                                by such obligations).*
                                                       C. 11                 C. 33 1/3% of total assets,
                                                                                provided that if these
                                                                                obligations with reverse
                                                                                repurchase agreements do
                                                                                not exceed 5% of total
                                                                                assets, no additional
                                                                                securities will be
                                                                                purchased for the
                                                                                Portfolio.*
                                                       D. 22                 D. Up to 10% of total assets
-----------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued"        All, except 5         None
         basis.
-----------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including    All                   10% of total assets includes
         real estate mortgage loans.                                         REIT.* This limit shall not
                                                                             restrict investments in
                                                                             exchange-traded real estate
                                                                             investment trusts and shares
                                                                             of other real estate
                                                                             companies.
-----------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts         A. 1,2,3,4,5,19       A. Together with the assets
         ("ADRs").                                                              referred to in Item 20 A
                                                                                above, 35% of total
                                                                                assets
                                                       B. 6,8,10,11,16,20,21 B. None
                                                       C. 12,15,17,18        C. Together with assets
                                                                                referred to in Item 20 D
                                                                                above, 30% of total
                                                                                assets
                                                       D. 7,22               D. Together with assets
                                                                                referred to in Item 20 F
                                                                                above, 25% of total
                                                                                assets
                                                       E. 9                  E. Together with assets
                                                                                referred to in Item 20C
                                                                                above, 50% of total
                                                                                assets (except 100% in
                                                                                securities).
                                                       F. 13                 F. Together with assets
                                                                                referred to in Item 20E
                                                                                above, 20% of total
                                                                                assets

                                                                              Percentage limit per Portfolio
  Item   Investment practice                           Portfolios             on assets/1/
------------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                    A. All, except         A. None
                                                          6,7,10,11,12,13,14,
                                                          19,20,22
                                                       B. 6,7,10,11,12,       B. None on investment grade
                                                          13,14,19,20            securities but 25% of
                                                                                 total assets for 7, 15%
                                                                                 for 10 and 5% for 6, 11,
                                                                                 12, 13, 14, 19 and 20 in
                                                                                 below investment grade
                                                                                 securities.
                                                       C. 22                  C. Up to 5% in corporate
                                                                                 debt
------------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                   A.All, except 9        A.None
                                                       B.9                    B.Up to 20% of total assets
------------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                      A.All, except 9        A.None
                                                       B.9                    B.10% of total assets
------------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                 A. All, except         A.None
                                                          12,13
                                                       B.12,13                B.10% of its total assets
------------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt          All                    None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus
Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                        Zurich Scudder Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)

                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                            Franklin Advisers, Inc.
                           500 East Broward Boulevard
                                   Suite 2100
                            Ft. Lauderdale, FL 33394
                          (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, Metropolitan Tower, Loomis Sayles, T. Rowe Price, Janus, Zu-rich Scudder, Harris, Franklin Templeton, Neuberger Berman or Putnam. This Pro-spectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
E01048VNI (exp0502)MLIC-LD

                               [LOGO OF METLIFE]

                        [LOGO OF STATE STREET RESEARCH]







                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus are:

State Street Research       State Street Research
Aggressive Growth Portfolio Income Portfolio


State Street Research       State Street Research
Diversified Portfolio       Money Market Portfolio


State Street Research       MetLife Stock Index
Investment Trust Portfolio  Portfolio
(formerly State Street
Research Growth Portfolio)

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      6
   About the Investment Managers.....................................     11
   Portfolio Turnover Rates..........................................     12
   Dividends, Distributions and Taxes................................     13
   General Information About the Fund and its Purpose................     13
   Sale and Redemption of Shares.....................................     14
   Financial Highlights..............................................     15
   Appendix A--Certain Investment Practices..........................     20
   Appendix B--Description of Some Investments,
    Techniques, and Risks............................................     23

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations;' " and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."


[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly the State Street Research Growth Portfolio)


Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth Investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Money Market Portfolio]

About the State Street Research Money Market Portfolio:


Investment objective: the highest possible current income consistent with preservation of capital and maintenance of liquidity.

Principal investment strategies: The Portfolio primarily invests in short- term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: Although the portfolio manager will manage the Portfolio so that significant variations in net asset value are rather unlikely, it is possible to lose money by investing in the Portfolio. The major risk involved with investing in the Portfolio is that the overall yield of the Portfolio could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:



Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and
(c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:


Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Investment Trust, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:


Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                   State Street Research Aggressive Growth

                              Investment Results
                         Average Annual Total Returns

                                          As of December 31, 2000
                                        --------------------------
                                        1 Year   5 Years  10 Years
                                        ------   -------  --------
State Street Research
Aggressive Growth
Class A                                 (7.63)%    9.96%    16.49%
Class E                                 (7.78)%    9.81%    16.34%
------------------------------------------------------------------
Russell MidCap
Growth Index                           (11.75)%   17.77%    18.10%

  91      92      93      94      95      96      97      98      99      00
-----   -----    -----  ------   -----   ----    ----   -----   -----   ------
66.41   10.39    22.63  (1.88)   29.50   7.72    6.67   13.69   33.24   (7.63)

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 2000) and the lowest return for a quarter was (21.8)% (quarter ended September 30, 1998).

                  State Street Research Investment Trust/1/

                              Investment Results
                         Average Annual Total Returns

                                          As of December 31, 2000
                                        --------------------------
                                        1 Year   5 Years  10 Years
                                        ------   -------  --------
State Street Research
Investment Trust
Class A                                 (6.18)%   17.45%    17.20%
Class E                                 (6.33)%   17.30%    17.05%
Class B                                 (6.43)%   17.20%    16.95%
------------------------------------------------------------------
S&P 500 Index                           (9.10)%   18.33%    17.44%

  91      92      93      94      95      96      97      98      99      00
-----   -----    -----  ------   -----   ----    ----   -----   -----   ------
33.09   11.56    14.40  (3.25)   33.14   22.18  28.36   28.18   18.47   (6.18)

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was (12.3)% (quarter ended September 30, 1998).
-------------------
/1/ Formerly known as the State Street Research Growth Portfolio.

                      State Street Research Money Market

                              Investment Results
                         Average Annual Total Returns

                                          As of December 31, 2000
                                        --------------------------
                                        1 Year   5 Years  10 Years
                                        ------   -------  --------
State Street Research
Money Market
Class A                                  6.22%     5.31%     4.87%
------------------------------------------------------------------
Donahue's All Taxable                    5.58%     5.07%     4.70%

  91      92      93      94      95      96      97      98      99      00
-----   -----    -----  ------   -----   ----    ----   -----   -----   ------
 6.10    3.73     2.90   3.85     5.59   5.01    5.21    5.19    4.89    6.22

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.7% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.70% (quarter ended September 30, 1993).

                         State Street Research Income

                              Investment Results
                         Average Annual Total Returns

                                          As of December 31, 2000
                                        --------------------------
                                        1 Year   5 Years  10 Years
                                        ------   -------  --------
State Street Research Income
Class A                                 11.22%     6.23%     8.14%
Class E                                 11.07%     6.08%     7.99%
------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                    11.63%     6.46%     7.96%

  91      92      93      94      95      96      97      98      99      00
-----   -----    -----  ------   -----   ----    ----   -----   -----   ------
17.31    6.91    11.36  (3.15)   19.55    3.60   9.83    9.40   (2.28)   11.22

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1991) and the lowest return for a quarter was (2.5)% (quarter ended March 31, 1994).

                       State Street Research Diversified

                              Investment Results
                         Average Annual Total Returns

                                          As of December 31, 2000
                                        --------------------------
                                        1 Year   5 Years  10 Years
                                        ------   -------  --------
State Street Research
Diversified
Class A                                  1.04%    12.66%    13.16%
Class E                                  0.89%    12.51%    13.01%
------------------------------------------------------------------
S&P 500 Index                           (9.10)%   18.33%    17.44%
Lehman Brother
Aggregate Bond Index                     11.63%    6.46%     7.96%

  91      92      93      94      95      96      97      98      99      00
-----   -----    -----  ------   -----   ----    ----   -----   -----   ------
24.84    9.48    12.75  (3.06)   27.03   14.52  20.58   19.64    8.71     1.04

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was (5.0)% (quarter ended December 31, 2000).

                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                          As of December 31, 2000
                                        --------------------------
                                        1 Year   5 Years  10 Years
                                        ------   -------  --------
MetLife
Stock Index
Class A                                 (9.34)%   17.89%    17.02%
Class E                                 (9.47)%   17.65%    16.82%
Class B                                 (9.56)%   17.53%    16.70%
------------------------------------------------------------------

S&P 500 Index                           (9.10)%   18.33%    17.44%

  91      92      93      94      95      96      97      98      99      00
-----   -----    -----  ------   -----   ----    ----   -----   -----   ------
29.76    7.44     9.54   1.18    36.87   22.66   32.19  28.23   20.97   (9.34)

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was (13.6)% (quarter ended September 30, 1990).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Growth, State Street Research Diversified and MetLife Stock Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix B.)

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Growth and State Street Research Diversified.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, State Street Research Growth and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income and State Street Research Diversified.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income and State Street Research Diversified.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income and State Street Research Diversified.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust and State Street Research Diversified.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Growth, State Street Research Aggressive Growth and State Street Research Diversified.

Defensive Strategies

Except with respect to the MetLife Stock Index Portfolio, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

[SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000, MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years, she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the

State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years, he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional since 1963.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife monthly for its investment management services. MetLife pays the sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 1999 as an annual percentage of the average daily net assets of each Portfolio.

                                                                  % of Average
                                                                Daily Net Assets
                                             % of Average           Paid by
                                           Daily Net Assets        Investment
                                               Paid to             Manager to
                                              Investment         Sub-Investment
Portfolio                                      Manager              Manager
--------------------------------------------------------------------------------
State Street Research Money
Market                                           .25%                 .25%
--------------------------------------------------------------------------------
MetLife Stock Index                              .25%                  N/A
--------------------------------------------------------------------------------
State Street Research Growth                     .47%                 .32%
--------------------------------------------------------------------------------
State Street Research Income                     .32%                 .24%
--------------------------------------------------------------------------------
State Street Research Diversified                .43%                 .28%
--------------------------------------------------------------------------------
State Street Research Aggressive Growth          .70%                 .51%

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and MetLife do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share          State Street Research Income Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $11.68      $12.78      $12.66      $12.36      $12.73
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.85        0.81        0.75        0.83        0.82
 Net realized and
  unrealized gain (loss)
  on investments........         0.46       (1.10)       0.42        0.38       (0.36)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         1.31       (0.29)       1.17        1.21        0.46
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.79)      (0.80)      (0.87)      (0.81)
 Distributions from net
  realized capital
  gains.................         0.00       (0.02)      (0.25)      (0.04)      (0.02)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....         0.00       (0.81)      (1.05)      (0.91)      (0.83)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.99      $11.68      $12.78      $12.66      $12.36
--------------------------------------------------------------------------------------
 Total return (%).......         11.2        (2.3)        9.4         9.8         3.6
Ratio of operating
 expenses to average net
 assets (%).............         0.38        0.38        0.39        0.38        0.32
Ratio of net investment
 income to average net
 assets (%).............         6.71        6.15        6.13        6.57        6.64
Portfolio turnover rate
 (%)....................          199         183         124         122          93
Net assets, end of year
 (000)..................     $474,898    $477,880    $526,854    $412,191    $383,395

--------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       State Street Research Money Market Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $10.34      $10.35      $10.38      $10.44      $10.45
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $10.14      $10.34      $10.35      $10.38      $10.44
--------------------------------------------------------------------------------------
 Total return (%).......          6.2         4.9         5.2         5.2         5.0
Ratio of operating
 expenses to average net
 assets (%).............         0.37        0.42        0.48        0.49        0.43
Ratio of net investment
 income to average net
 assets (%).............         6.02        4.81        5.11        5.08        4.92
Net assets, end of year
 (000)..................      $48,296     $51,545     $41,185     $39,480     $41,637
Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    State Street Research Aggressive Growth Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $38.45      $29.53      $27.61      $27.11      $25.87
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..        (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........        (1.98)       9.86        3.75        1.67        2.01
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.02)       9.74        3.69        1.64        1.99
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00        0.00        0.00        0.00        0.00
 Distributions from net
  realized capital
  gains.................        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $31.59      $38.45      $29.53      $27.61      $27.11
--------------------------------------------------------------------------------------
 Total return (%).......         (7.6)       33.2        13.7         6.7         7.7
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.73        0.72        0.75        0.81        0.79
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.72         --          --          --          --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        (0.12)      (0.31)      (0.20)      (0.10)      (0.11)
Portfolio turnover rate
 (%)....................          170          86          97         219         221
Net assets, end of year
 (000)..................   $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849
Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Aggressive
     1.    Growth
     2.    State Street Research Diversified
           State Street Research Investment
     3.    Trust

 Portfolio
  Number   Portfolio Name
 --------- --------------
     4.    State Street Research Income
     5.    State Street Research Money Market
     6.    MetLife Stock Index


                                                                       Percentage limit per Portfolio
  Item   Investment practice                             Portfolios    on assets/1/
-----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and     All           None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-----------------------------------------------------------------------------------------------------
   2     Purchase put options on securities and          All           None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
-----------------------------------------------------------------------------------------------------
   3     Purchase call options on securities and         All           None
         indices that correlate with that Portfolio's
         securities.
-----------------------------------------------------------------------------------------------------
   4     Purchase put options on currencies for          1,2,3,4       None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
-----------------------------------------------------------------------------------------------------
   5     Purchase call options on currencies that        1,2,3,4       None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
-----------------------------------------------------------------------------------------------------
   6     Purchase and sell otherwise permitted stock,    1,2,3,4       None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
-----------------------------------------------------------------------------------------------------
   7     Purchase and sell futures contracts (on         All, except 6 Combined limit on the sum of
         recognized futures exchanges) on debt                         the initial margin for
         securities and indices of debt securities as                  futures and options sold on
         a hedge against or to minimize adverse                        futures, plus premiums paid
         principal fluctuations resulting from                         for unexpired options on
         anticipated interest rate changes or to                       futures, is 5% of total
         adjust exposure to the bond market.                           assets (excluding "in the
                                                                       money" as defined by the
                                                                       Commodity Futures Trading
                                                                       Commission)
-----------------------------------------------------------------------------------------------------
   8     Purchase and sell future contracts (on          All, except   Same as Item 4
         recognized futures exchanges) on equity         4,5
         securities or stock indices as a hedge or to
         enhance return.
-----------------------------------------------------------------------------------------------------
   9     Sell covered call options on and purchase put   All           Same as Item 4
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-----------------------------------------------------------------------------------------------------
  10     Enter into forward foreign currency exchange    All, except 6 None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
-----------------------------------------------------------------------------------------------------
  11     Enter into forward foreign currency exchange    1,2,3,4       5% of total assets
         contracts for non hedging purposes.
-----------------------------------------------------------------------------------------------------
  12     Enter into transactions to offset or close      All           None
         out any of the above.
-----------------------------------------------------------------------------------------------------
  13     Mortgage-related securities (except for IOs     All           None
         and POs).
-----------------------------------------------------------------------------------------------------
  14     Mortgage related interest only (IOs) and        1,2,3,4       None
         principal only (POs) securities.
-----------------------------------------------------------------------------------------------------
  15     Use swaps, caps, floors and collars on          1,2,3,4       None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.

                                                 Percentage limit per Portfolio
  Item Investment practice         Portfolios    on assets/1/
-------------------------------------------------------------------------------
  16   Invest in foreign           All           10% of total assets in
       securities (including                     securities of foreign
       investments through                       issuers, except 25% of total
       European Depository                       assets may be invested in
       Receipts ("EDRs") and                     securities issued, assumed
       International Depository                  or guaranteed by foreign
       Receipts ("IDRs")).                       governments or their
                                                 political subdivisions or
                                                 instrumentalities; assumed
                                                 or guaranteed by domestic
                                                 issuers; or issued, assumed
                                                 or guaranteed by foreign
                                                 issuers with a class
                                                 securities listed on the New
                                                 York Stock Exchange.*
-------------------------------------------------------------------------------
  17   Lend Portfolio              All           20% of total assets*
       securities.
-------------------------------------------------------------------------------
  18   Invest in securities that   A. All,       A. 15% of total assets
       are illiquid.               except 5
                                   B. 5          B. 10% of total assets
-------------------------------------------------------------------------------
  19   Invest in other             All           10% of total assets (except
       investment companies,                     that only 5% of total assets
       which may involve payment                 may be invested in a single
       of duplicate fees.                        investment company and no
                                                 portfolio can purchase more
                                                 than 3% of the total
                                                 outstanding voting
                                                 securities of any one
                                                 investment company or,
                                                 together with other
                                                 investment companies having
                                                 the same investment adviser,
                                                 purchase more than 10% of
                                                 the voting stock of any
                                                 "closed-end" investment
                                                 company).
-------------------------------------------------------------------------------
  20   Invest in money market      1,2,3,4       None
       instruments issued by a
       commercial bank or
       savings and loan
       association (or its
       foreign branch or agency)
       notwithstanding that the
       bank or association has
       less than $1 billion in
       total assets, is not a
       member of the Federal
       Deposit Insurance
       Corporation, is not
       organized in the U.S.,
       and/or is not operating
       in the U.S.
-------------------------------------------------------------------------------
  21   Invest assets in            All           25% of total assets.
       securities issued by                      Excluded from the 25%
       companies primarily                       limitation are portfolios 2
       engaged in any one                        and 5's: (a) money market,
       industry. Provided that:                  securities, securities
       (a) utilities will be                     issued or guaranteed by the
       considered separate                       U.S. government, its
       industries according to                   agencies or
       type of service;                          instrumentalities; and (b)
       (b) oil and oil related                   bank issued debt
       companies will be                         securities.* (The Fund will
       considered separate                       disclose when more than 25%
       industries according to                   of a Portfolio's total
       type; and (c) savings,                    assets are invested in four
       loan associations, and                    oil related industries. For
       finance companies will be                 all Portfolios except 6,
       considered separate                       companies engaged in the
       industries.                               business of financing may be
                                                 classified according to the
                                                 industries of their parent
                                                 or sponsor companies, or
                                                 industries that otherwise
                                                 most affect the financing
                                                 companies).
-------------------------------------------------------------------------------
  22   Borrow in the form of       All           Together with item 23, up to
       short-term credits                        1/3 of the amount by which
       necessary to clear                        total assets exceed total
       Portfolio transactions;                   liabilities (less those
       enter into reverse                        represented by such
       repurchase arrangements.                  obligations).*
-------------------------------------------------------------------------------
  23   Borrow money for            All           A. 5% of total assets*
       extraordinary or
       emergency purposes (e.g.
       to honor redemption
       requests which might
       otherwise require the
       sale of securities at an
       inopportune time).
                                                 B. Together with item 23, up
                                                   to 1/3 of the amount by
                                                   which total assets exceed
                                                   total liabilities
                                                   (excluding the liabilities
                                                   represented by such
                                                   obligations).*
-------------------------------------------------------------------------------
  24   Purchase securities on a    (All, except  None
       "when issued basis."        5)
-------------------------------------------------------------------------------
  25   Invest in real estate       All           10% of total assets includes
       interests, including real                 REIT.* This limit shall not
       estate mortgage loans.                    restrict investment in
                                                 exchange-traded real estate
                                                 investment trusts and shares
                                                 of other real estate
                                                 companies.

                                                Percentage limit per Portfolio
  Item Investment practice        Portfolios    on assets/1/
------------------------------------------------------------------------------
  26   Purchase American          A. All,       A Together with the assets
       Depository Receipts        except 6        referred to in Item 16
       ("ADRs").                                  above, 35% of total assets
                                  B. 6          B. 30% of total assets
------------------------------------------------------------------------------
  27   Invest in debt             All           None
       securities.
------------------------------------------------------------------------------
  28   Invest in preferred        All           None
       stocks.
------------------------------------------------------------------------------
  29   Invest in common stocks.   All           None
------------------------------------------------------------------------------
  30   Invest in hybrid           All           None
       instruments.
------------------------------------------------------------------------------
  31   Enter into forward         All           None
       contracts on debt
       securities.

-----------
/1/ At time of investment, unless otherwise noted
* Policy may be changed only by shareholder vote.

Appendix B To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (referred to as "index sponsor"). The index sponsor has responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases
 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities

 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income

 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                             Sub-Investment Manager
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, or State Street Research. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                             485 E. U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
L01048VOH (exp0502)MLIC-LD

                               [LOGO OF METLIFE]

                        [LOGO OF STATE STREET RESEARCH]

                        [LOGO OF HARRIS ASSOCIATES L.P.]

                                [LOGO OF JANUS]

                    [LOGO OF LOOMIS SAYLES & COMPANY, L.P.]

                               [LOGO OF SCUDDER]

                                [LOGO OF PUTNAM]

                            [LOGO OF T. ROWE PRICE]




                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus are:

State Street               Loomis Sayles
Research Diversified       High Yield Bond
Portfolio                  Portfolio

State Street               Scudder Global
Research Investment        Equity Portfolio
Trust (formerly
State Street               T. Rowe Price Small
Research Growth            Cap Growth Portfolio
Portfolio)
                           Lehman
State Street               Brothers(R)
Research Income            Aggregate Bond
Portfolio                  Index Portfolio

Putnam                     MetLife Stock
International              Index Portfolio
Stock Portfolio
(formerly                  Morgan Stanley
Santander                  EAFE(R) Index
International Stock        Portfolio
Portfolio)
                           Russell 2000(R)
Harris Oakmark             Index Portfolio
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                       Page
                                                     in this
   Subject                                          Prospectus
   -------                                          ----------
   Risk/Return Summary.............................      2
   Performance and Volatility......................      9
   About the Investment Managers...................     16
   Portfolio Turnover Rates........................     21
   Dividends, Distributions and Taxes..............     21
   General Information About the Fund and its
    Purpose........................................     21
   Sale and Redemption of Shares...................     23
   Financial Highlights............................     24
   Appendix A--Certain Investment Practices........     31
   Appendix B--Description of Some Investments,
    Techniques, and Risks..........................     35

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, State Street Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth Investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The maturities of the debt securities the Portfolio invests in vary depending on market values and trends and can be long-term (10 or more years), intermediate term (1-10 years) or short-term (less than 1 year). The Portfolio may also invest in debt securities that are not within the top three rating categories, convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, as well as up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Growth, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio
(formerly, the Santander International Stock Portfolio).

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-cap ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 1999, this included companies with capitalizations of approximately $750 million and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with 'special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal investment strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets in lower rated bonds (commonly known as "junk bonds"), and the bonds in this Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing; "Growth investing;" "Investing in larger companies," and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small-cap") companies as those whose market capitalization is within the range of smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations;"' and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: The Index Portfolios]

About all the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed-income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000 Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                  State Street Research Investment Trust /1/

              Investment Results
         Average Annual Total Returns

                         As of December 31, 2000
                       ---------------------------
                        1 Year  5 Years  10 Years
                        ------  -------  --------
State Street Research
Investment Trust
Class A                 -6.18%   17.45%    17.20%
Class E                 -6.33%   17.30%    17.05%
Class B                 -6.43%   17.20%    16.95%
--------------------------------------------------
S&P 500 Index           -9.10%   18.33%    17.44%


    91      92      93      94      95      96      97      98      99      00
------------------------------------------------------------------------------
 33.09%  11.56%  14.40%  -3.25%  33.14%  22.18%  28.36%  28.18%  18.47%  -6.18%

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.3% (quarter ended September 30, 1998.

------------
1. Formerly known as the State Street Research Growth Portfolio.

                         State Street Research Income

                    Investment Results
               Average Annual Total Returns

                               As of December 31, 2000
                             ---------------------------
                              1 Year  5 Years  10 Years
                              ------  -------  --------
State Street Research Income
Class A                       11.22%    6.23%     8.14%
Class E                       11.07%    6.08%     7.99%
-------------------------------------------------------
Lehman Brothers
Aggregate Bond Index          11.63%    6.46%     7.96%

    91      92      93      94      95      96      97      98      99      00
------------------------------------------------------------------------------
 17.31%   6.91%  11.36%  -3.15%  19.55%   3.60%   9.83%   9.40%  -2.28%  11.22%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1991) and the lowest return for a quarter was -2.5% (quarter ended March 31, 1994).

                       State Street Research Diversified

              Investment Results
         Average Annual Total Returns

                         As of December 31, 2000
                       ---------------------------
                        1 Year  5 Years  10 Years
                        ------  -------  --------
State Street Research
Diversified
Class A                  1.04%   12.66%    13.16%
Class E                  0.89%   12.51%    13.01%
--------------------------------------------------
S&P 500 Index           -9.10%   18.33%    17.44%
Lehman Brother
Aggregate Bond Index    11.63%    6.46%     7.96%

    91      92      93      94      95      96      97      98      99      00
------------------------------------------------------------------------------
 24.84%   9.48%  12.75%  -3.06%  27.03%  14.52%  20.58%  19.64%   8.71%   1.04%

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -5.0% (quarter ended December 31, 2000.


                        Putnam International Stock /1/

                    Investment Results
               Average Annual Total Returns

                               As of December 31, 2000
                             ---------------------------
                                                 Since
                              1 Year  5 Years  Inception
                              ------  -------  ---------
Putnam International Stock
Class A                      -10.11%    4.24%    5.66%
Class E                      -10.24%    4.08%    5.50%
-------------------------------------------------------
MSCI EAFE Index              -14.17%    7.13%    7.63%

     92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------
 -10.21%  47.76%   5.08%   0.84%  -1.77%  -2.34%  22.56%  16.44%  -10.11%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowerst return for a quarter was -12.8% (quarter ended September 30, 1998).

1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.


                        Harris Oakmark Large Cap Value

              Investment Results
         Average Annual Total Returns

                     As of December 31, 2000
                   ---------------------------
                                  Since
                        1 Year  Inception
                        ------  ---------
Harris Oakmark
Large Cap Value
Class A                 12.43%    0.86%
Class E                 12.28%    0.71%
----------------------------------------
S&P 500 Index           -9.10%   10.19%


    98*     99      00
------------------------
 -2.70%  -6.89%  12.43%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart the highest return for a quarter was 12.9% (quarter ended June 30, 1999), and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                                 Janus Mid Cap

              Investment Results
         Average Annual Total Returns

                     As of December 31, 2000
                    -------------------------
                                  Since
                        1 Year  Inception
                        ------  ---------
Janus Mid Cap
Class A                 -31.34%   29.56%
Class E                 -31.36%   29.36%
Class B                 -31.42%   29.42%
----------------------------------------
S&P MidCap 400 Index     17.51%   20.80%


    97*      98       99       00
----------------------------------
 28.22%   37.19%  122.92%  -31.24%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).


                         Loomis Sayles High Yield Bond

              Investment Results
         Average Annual Total Returns

                     As of December 31, 2000
                   ---------------------------
                                  Since
                        1 Year  Inception
                        ------  ---------
Loomis Sayles
High Yield Bond
Class A                 -0.95%    3.62%
Class E                 -1.07%    3.47%
----------------------------------------
Merrill Lynch High
Yield Bond Index        -3.79%    2.95%

    97*      98       99       00
----------------------------------
  6.18%   -7.51%   17.82%   -0.95%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).


                             Scudder Global Equity

                           Investment Results
                      Average Annual Total Returns

                                  As of December 31, 2000
                                ---------------------------
                                               Since
                                     1 Year  Inception
                                     ------  ---------
Scudder Global Equity
Class A                              -1.61%    12.42%
Class E                              -1.74%    12.26%
-----------------------------------------------------
MSCI All Country
World Index (gross dividends)       -13.92%    10.83%

    97*      98       99       00
----------------------------------
  9.62%   15.96%   25.17%   -1.61%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart the highest return for a quarter was 16.0% (quarter ended September 30, 1997) and the lowest return for a quarter was -11.2% (quarter ended September 30, 1998).

                        T. Rowe Price Small Cap Growth

                   Investment Results
              Average Annual Total Returns

                          As of December 31, 2000
                         -------------------------
                                       Since
                             1 Year  Inception
                             ------  ---------
T. Rowe Price
Small Cap Growth
Class A                       -9.09%    9.79%
Class E                       -9.25%    9.63%
---------------------------------------------
Russell 2000 Growth Index    -22.43%    7.46%


    97*      98       99       00
----------------------------------
 18.81%    3.45%   27.99%   -9.09%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).


                    Lehman Brothers(R) Aggregate Bond Index

              Investment Results
         Average Annual Total Returns

                     As of December 31, 2000
                   ---------------------------
                                  Since
                        1 Year  Inception
                        ------  ---------
Lehman Brothers
Aggregate Bond Index
Class A                 11.41%    5.17%
Class E                 11.26%    5.02%
Class B                 11.16%    4.92%
----------------------------------------
Lehman Brothers
Aggregate Bond Index    11.63%    5.23%

    98       99       00
-------------------------
  1.38%   -1.37%   11.41%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).


                              MetLife Stock Index

              Investment Results
         Average Annual Total Returns

                     As of December 31, 2000
                   ---------------------------
                    1 Year  5 Years  10 Years
                    ------  -------  --------
MetLife
Stock Index
Class A           -9.34%   17.89%    17.02%
Class E           -9.47%   17.65%    16.82%
Class B           -9.56%   17.53%    16.70%
--------------------------------------------------
S&P 500 Index     -9.10%   18.33%    17.44%


    91      92      93      94      95      96      97      98      99      00
-------------------------------------------------------------------------------
 29.76%   7.44%   9.54%   1.18%  36.87%  22.66%  32.19%  28.23%  20.79%  -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990.

                         Morgan Stanley EAFE(R) Index

               Investment Results
          Average Annual Total Returns

                      As of December 31, 2000
                    ---------------------------
                                   Since
                         1 Year  Inception
                         ------  ---------
Morgan Stanley EAFE
Portfolio
Class A                 -14.48%      6.95%
Class E                 -14.61%      6.80%
Class B                 -14.71%      6.69%
------------------------------------------

MSCI EAFE(R) Index      -14.17%      8.39%

    98*      99       00
-------------------------
  8.11%   24.90%  -14.48%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.0% (quarter ended September 30, 2000).

                             Russell 2000(R) Index

              Investment Results
         Average Annual Total Returns

                     As of December 31, 2000
                   ---------------------------
                                  Since
                        1 Year  Inception
                        ------  ---------
Russell 2000 Index
Portfolio
Class A                 -3.80%    10.78%
Class E                 -3.95%    10.63%
Class B                 -4.04%    10.52%
----------------------------------------
Russell 2000 Index      -3.02%    10.87%

    98       99       00
-------------------------
  5.48%   22.73%   -3.8%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended December 31, 2000).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Putnam International Stock, Janus Mid Cap, Scudder Global Equity, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix B.)

This is a principal risk for the following Portfolios:
T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap and Russell 2000 Index.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, Putnam International Stock, Scudder Global Equity, Janus Mid Cap and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap and Loomis Sayles High Yield Bond.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Janus Mid Cap and Scudder Global Equity.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the Janus Mid Cap Portfolio.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

[SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000, MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Diversified Portfolio:

The portfolio manager for each portion is the same as the portfolio manager of the Portfolio to which such portion correlates (see portfolio manager information). Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson, a Senior Vice President at State Street Research since April, 1998, has been with the firm since 1996. Mr. Wilson is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management for the past 2 years. During the past five years, he was also a portfolio manager with Phoenix Investment Counsel, Inc. Until May 1, 2001, the Portfolio was named State Street Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A Senior Vice President, he joined State Street Research in 1987 and has worked as an investment professional since 1963.

[SIDEBAR: Portfolio management of the Putnam Portfolio]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam International Stock Portfolio. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in effect for about $12 billion in assets. Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

Daniel J. Fuss, Vice Chairman, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]

Zurich Scudder Investments, Inc. ("Zurich Scudder"), previously Scudder Kemper Investments, Inc., is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the U.K. and Zurich Allied in Switzerland, was unified into a single holding company, Zurich Financial Services, in October 2000. December 29, 2000, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Zurich Scudder and its affiliates had assets under supervision in excess of $370 billion globally.

William E. Holzer, Managing Director and Nicholas Bratt, Director of the Global Equity Group have been with Zurich Scudder since 1980 and 1976, respectively. Mr. Holzer and Bratt are co-portfolio managers for the Portfolio. Mr. Holzer has been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Zurich Scudder's Currency Committee and has responsibilities for global equity investment strategies. Mr. Bratt is responsible for Zurich Scudder's Equity Activities and is president of Zurich Scudder's closed end equity funds that invest overseas.

[SIDEBAR: Portfolio management of the T. Rowe Price Small Cap Growth Portfolio]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Small Cap Growth Portfolio. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000, T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion. The following gives you information on the portfolio managers for the Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                 % of Average
                                                               Daily Net Assets
                                            % of Average           Paid by
                                          Daily Net Assets        Investment
                                              Paid to             Manager to
                                             Investment         Sub-Investment
Portfolio                                     Manager              Manager
-------------------------------------------------------------------------------
MetLife Stock Index                             .25%                  N/A/2/
-------------------------------------------------------------------------------
State Street Research Investment Trust          .47%                 .32%
-------------------------------------------------------------------------------
State Street Research Income                    .33%                 .25%
-------------------------------------------------------------------------------
State Street Research Diversified               .43%                 .28%
-------------------------------------------------------------------------------
Loomis Sayles High Yield Bond                   .70%                 .50%
-------------------------------------------------------------------------------
Putnam International Stock/1/                   .85%                 .57%
-------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                  .57%                 .33%
-------------------------------------------------------------------------------
Janus Mid Cap                                   .66%                 .46%
-------------------------------------------------------------------------------
Scudder Global Equity                           .61%                 .41%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index            .25%                  N/A/2/
-------------------------------------------------------------------------------
Russell 2000 Index                              .25%                  N/A/2/
-------------------------------------------------------------------------------
Morgan Stanley EAFE Index                       .30%                  N/A/2/
-------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                  .75%                 .45%

--------
/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of the Morgan Stanley EAFE Index Portfolio in excess of 0.40% of annual net assets until the earlier of either total net assets of the Portfolio reaching $200 million or April 30, 2002.

Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.) /1/MetLife Advisers will continue to pay the expenses for this Portfolio through April 30, 2002 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, January 22, 1998 March 2, 1999, July 13, 1999 and December 3, 1999,
respectively. MetLife ceased subsidizing such expenses for the Harris Oakmark Large Cap Value and Morgan Stanley EAFE(R) Index Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

[SIDEBAR: Dividends are reinvested]

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

[SIDEBAR: Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Sale and Redemption of Shares

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share          State Street Research Income Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $11.68      $12.78      $12.66      $12.36      $12.73
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.85        0.81        0.75        0.83        0.82
 Net realized and
  unrealized gain (loss)
  on investments........         0.46       (1.10)       0.42        0.38       (0.36)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         1.31       (0.29)       1.17        1.21        0.46
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.79)      (0.80)      (0.87)      (0.81)
 Distributions from net
  realized capital
  gains.................         0.00       (0.02)      (0.25)      (0.04)      (0.02)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....         0.00       (0.81)      (1.05)      (0.91)      (0.83)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.99      $11.68      $12.78      $12.66      $12.36
--------------------------------------------------------------------------------------
 Total return (%).......         11.2        (2.3)        9.4         9.8         3.6
Ratio of operating
 expenses to average net
 assets (%).............         0.38        0.38        0.39        0.38        0.32
Ratio of net investment
 income to average net
 assets (%).............         6.71        6.15        6.13        6.57        6.64
Portfolio turnover rate
 (%)....................          199         183         124         122          93
Net assets, end of year
 (000)..................     $474,898    $477,880    $526,854    $412,191    $383,395

-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Selected Data For a Share of Capital        Loomis Sayles High Yield Bond
Stock Outstanding Throughout each Period:             Portfolio
                                           -----------------------------------
                                               Year Ended December 31,
                                           -----------------------------------
                                            2000     1999     1998    1997 (a)
                                           -------  -------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year......     $9.09    $8.39   $10.14   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..................      0.90     0.80     0.88     0.35
 Net realized and unrealized gain (loss)
  on investments........................     (0.99)    0.69    (1.65)    0.26
                                           -------  -------  -------  -------
 Total from investment operations.......     (0.09)    1.49    (0.77)    0.61
                                           -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income................................      0.00    (0.79)   (0.89)   (0.35)
 Distributions from net realized capital
  gains.................................      0.00     0.00    (0.09)   (0.12)
                                           -------  -------  -------  -------
 Total distributions....................      0.00    (0.79)   (0.98)   (0.47)
                                           -------  -------  -------  -------
---------------------------------------------------------------------------------
Net asset value, end of year............     $9.00    $9.09    $8.39   $10.14
---------------------------------------------------------------------------------
 Total return (%).......................      (1.0)    17.8     (7.5)     6.2 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.88     0.93     0.87     0.83 (c)
Ratio of net investment income to
 average net assets (%).................     10.11     9.49    10.41     7.04 (c)
Portfolio turnover rate (%).............        42       28       46       39 (c)
Net assets, end of year (000)...........   $68,944  $61,701  $42,403  $27,804
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --     0.94     1.05     1.35 (c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)
Selected Data For a Share of           T. Rowe Price Small Cap Growth
Capital Stock Outstanding                         Portfolio
Throughout each Period:            ------------------------------------------
                                           Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $15.73      $12.29    $11.88    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.03)      (0.03)     0.00      0.00
 Net realized and unrealized gain
  (loss) on investments..........       (1.40)       3.47      0.41      1.88
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................       (1.43)       3.44      0.41      1.88
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $14.30      $15.73    $12.29    $11.88
--------------------------------------------------------------------------------
 Total return (%)................        (9.1)       28.0       3.5      18.8(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........        0.58        0.61      0.67      0.67(c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............        0.58          --        --        --
Ratio of net investment income to
 average net assets (%)..........       (0.19)      (0.27)    (0.02)     0.01(c)
Portfolio turnover rate (%)......          68          68        38        13(c)
Net assets, end of year (000)....    $337,343    $269,518  $189,132   $94,020
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%) .......................          --          --        --      0.86(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital     Scudder Global Equity Portfolio
Stock Outstanding Throughout each      --------------------------------------
Period:                                      Year Ended December 31,
                                       --------------------------------------
                                         2000      1999      1998    1997 (a)
                                       --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of year...    $14.91    $12.38    $10.85   $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...............      0.18      0.14      0.16     0.10
 Net realized and unrealized gain
  (loss) on investments..............     (0.42)     2.93      1.57     0.86
                                       --------  --------  --------  -------
 Total from Investment operations....     (0.24)     3.07      1.73     0.96
                                       --------  --------  --------  -------
Less distributions
 Distributions from net investment
  income.............................     (0.01)    (0.07)    (0.16)   (0.10)
 Distributions from net realized
  capital gains......................     (0.04)    (0.47)    (0.04)   (0.01)
                                       --------  --------  --------  -------
 Total distributions.................     (0.05)    (0.54)    (0.20)   (0.11)
                                       --------  --------  --------  -------
--------------------------------------------------------------------------------
Net asset value, end of year.........    $14.62    $14.91    $12.38   $10.85
--------------------------------------------------------------------------------
 Total return (%)....................      (1.6)     25.2      16.0      9.6 (c)
Ratio of operating expenses to
 average net assets (%)..............      0.78      0.87      0.96     0.78 (d)
Ratio of net investment income to
 average net assets (%)..............      1.43      1.23      1.61     1.66 (d)
Portfolio turnover rate (%)..........        58        54        51       36 (d)
Net assets, end of year (000)........  $211,354  $171,714  $113,715  $60,712
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).......        --        --      1.01     1.14 (d)

Selected Data For a Share       Harris Oakmark
of Capital                        Large Cap              Lehman Brothers Aggregate
Stock Outstanding              Value Portfolio             Bond Index Portfolio
Throughout each Period:    --------------------------    ---------------------------
                           Year Ended December 31,        Year Ended December 31,
                           --------------------------    ---------------------------
                            2000     1999    1998 (b)      2000      1999    1998(b)
                           -------  -------  --------    --------  --------  -------
----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $8.93    $9.70   $10.00        $9.45    $10.06   $10.00
----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..      0.13     0.10     0.03         0.63      0.48     0.07
 Net realized and
  unrealized gain (loss)
  on investments........      0.97    (0.78)   (0.30)        0.45     (0.62)    0.07
                           -------  -------   ------     --------  --------  -------
 Total from investment
  operations............      1.10    (0.68)   (0.27)        1.08     (0.14)    0.14
                           -------  -------   ------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....     (0.14)   (0.08)   (0.03)       (0.63)    (0.47)   (0.08)
 Distributions from net
  realized capital
  gains.................     (0.10)   (0.01)    0.00         0.00      0.00     0.00
                           -------  -------   ------     --------  --------  -------
 Total distributions....     (0.24)   (0.09)   (0.03)       (0.63)    (0.47)   (0.08)
                           -------  -------   ------     --------  --------  -------
----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $9.79    $8.93    $9.70        $9.90     $9.45   $10.06
----------------------------------------------------------------------------------------
 Total return (%).......      12.4     (6.9)    (2.7)(c)     11.4      (1.4)     1.4 (c)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........      0.94     0.91     0.70 (d)     0.37      0.40     0.45 (d)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(e)......      0.85       --       --          --        --       --
Ratio of net investment
 income to average net
 assets (%).............      1.74     1.63     2.47 (d)     6.54      6.06     5.28 (d)
Portfolio turnover rate
 (%)....................        82       17        0 (d)       15        96       11 (d)
Net assets, end of year
 (000) .................   $53,575  $38,378   $8,658     $145,837  $129,339  $58,810
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --     1.15     1.79 (d)       --        --     0.59 (d)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    Morgan Stanley EAFE                Russell 2000
of Capital Stock               Index Portfolio                 Index Portfolio
Outstanding Throughout     --------------------------     ---------------------------
each Period:               Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000       1999  1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.34   $10.80   $10.00       $12.52    $10.53   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.07     0.10     0.01         0.11      0.08     0.02
 Net realized and
  unrealized gain (loss)
  on investments........      (2.00)    2.58     0.80        (0.55)     2.29     0.53
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (1.93)    2.68     0.81        (0.44)     2.37     0.55
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.11)   (0.06)   (0.01)       (0.11)    (0.08)   (0.02)
 Distributions from net
  realized capital
  gains.................      (0.08)   (0.08)    0.00        (1.60)    (0.30)    0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.19)   (0.14)   (0.01)       (1.71)    (0.38)   (0.02)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $11.22   $13.34   $10.80       $10.37    $12.52   $10.53
-----------------------------------------------------------------------------------------
 Total return (%).......      (14.5)    24.9      8.1 (b)     (3.8)     22.7      5.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.58     0.55     0.55 (c)     0.55      0.45     0.40 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.76     1.25     0.71 (c)     0.89      1.04     1.46 (c)
Portfolio turnover rate
 (%)....................         10       44       13 (c)       78        67        3 (c)
Net assets, end of year
 (000)..................   $100,950  $82,355  $25,453     $125,738  $111,729  $38,147
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.78     1.77     1.41 (c)     0.55      0.89     1.04 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
     1.    State Street Research Diversified
     2.    State Street Research Growth
     3.    State Street Research Income
     4.    Santander International Stock
     5.    Harris Oakmark Large Cap Value
     6.    Janus Mid Cap
     7.    Loomis Sayles High Yield Bond

 Portfolio
  Number   Portfolio Name
 --------- --------------
     8.    Scudder Global Equity
     9.    T. Rowe Price Small Cap Growth
    10.    Lehman Brothers Aggregate Bond Index
    11.    MetLife Stock Index
    12.    Morgan Stanley EAFE Index
    13.    Russell 2000 Index


                                                                     Percentage limit per Portfolio
  Item   Investment practice                            Portfolios   on assets/1/
---------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All          None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
---------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     4,6,7,8,9,13 None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
---------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   4,6,7,8,9    None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
---------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All          None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
---------------------------------------------------------------------------------------------------
   5     Purchase call options that on securities and   All          None
         indice that correlate with that Portfolio's
         securities.
---------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         4,6,7,8,9    None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
---------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       4,6,7,8,9    None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
---------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   5,8          None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
---------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        All, except  Combined limit on the sum of
         recognized futures exchanges) on debt          11,12,13     the initial margin for
         securities and indices of debt securities as                futures and options sold on
         a hedge against or to minimize adverse                      futures, plus premiums paid
         principal fluctuations resulting from                       for unexpired options on
         anticipated interest rate changes or to                     futures, is 5% of total
         adjust exposure to the bond market.                         assets (excluding "in the
                                                                     money" and, for Portfolios
                                                                     5, 6 and 7, "bona fide
                                                                     hedging" as defined by the
                                                                     Commodity Futures Trading
                                                                     Commission)
---------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All, except  Same as Item 9
         recognized futures exchanges) on equity        3,5,10
         securities or stock indices as a hedge or to
         enhance return.
---------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   4,6,7,8,9    Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.

                                                                             Percentage limit per Portfolio
  Item   Investment practice                            Portfolios           on assets/1/
-----------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All                  Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-----------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  4,6,7,8,9            Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
-----------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   All, except 11,13    None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
-----------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   4,6,7,8,9            5% of total assets
         contracts for non hedging purposes.
-----------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All                  None
         out any of the above.
-----------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All                  None
         and POs).
-----------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       All, except 11       None
         principal only (POs) securities.
-----------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         6,7,8,9,10           None
         interest rates, currencies and indices as a
         risk management tool.
-----------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1,2,3,11          A. 10% of total assets in
         investments through European Depository                               securities of foreign
         Receipts ("EDRs") and International                                   issuers except up to 25%
         Depository Receipts ("IDRs")).                                        of total assets may be
                                                                               invested in securities
                                                                               issued, assumed or
                                                                               guaranteed by foreign
                                                                               governments or their
                                                                               political subdivisions or
                                                                               instrumentalities; assumed
                                                                               or guaranteed by domestic
                                                                               issuers; or issued,
                                                                               assumed or guaranteed by
                                                                               foreign issuers with a
                                                                               class of securities listed
                                                                               on the New York Stock
                                                                               Exchange.*
                                                        B. 4,8,10,12         B. None
                                                        C. 14                C. 50% of total assets in
                                                                               foreign securities (except
                                                                               100% in securities of
                                                                               Canadian issuers).*
                                                        D. 9                 D. 20% of total assets
                                                                               (excluding reserves)*
                                                        E. 5                 E.  25% of total assets*
                                                        F. 6                 F. 30% of total assets in
                                                                               foreign securities
                                                                               denominated in a foreign
                                                                               currency and not publicly
                                                                               traded in U.S.*
-----------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1,2,3,4,11        A. 20% of total assets*
                                                        B.  5,7,8,9,10,12,13 B. 33 1/3% of total assets*
                                                        C. 6                 C. 25% of total assets*
-----------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        A. All, except 8     A. 15% of total assets
                                                        B. 8                 B. 10% of total assets

                                                                         Percentage limit per Portfolio
  Item   Investment practice                            Portfolios       on assets/1/
-------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All           A. 10% of total assets
         may involve payment of duplicate fees.                            except as in B below
                                                                           (except that only 5% of
                                                                           total assets may be
                                                                           invested in a single
                                                                           investment company and no
                                                                           portfolio can purchase
                                                                           more than 3% of the total
                                                                           outstanding voting
                                                                           securities of any one
                                                                           investment company or,
                                                                           together with other
                                                                           investment companies
                                                                           having the same investment
                                                                           adviser, purchase more
                                                                           than 10% of the voting
                                                                           stock of any "closed-end"
                                                                           investment company).
                                                        B. 6,9           B. Up to 25% of total assets
                                                                           may be invested in
                                                                           affiliated money market
                                                                           funds for defensive
                                                                           purposes or as a means of
                                                                           receiving a return on idle
                                                                           cash.
-------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   4,6,7,8,9        None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by          All              25% of total assets.
         companies primarily engaged in any one                          Excluded from the 25%
         industry. Provided that: (a) utilities will                     limitation is Portfolio 1's:
         be considered separate industries according                     (a) money market,
         to type of service; (b) oil and oil related                     securities, securities
         companies will be considered separate                           issued or guaranteed by the
         industries according to type; and (c)                           U.S. government, its
         savings, loan associations, and finance                         agencies or
         companies will be considered                                    instrumentalities; and (b)
         separate industries.                                            bank issued debt
                                                                         securities.* (The Fund will
                                                                         disclose when more than 25%
                                                                         of a Portfolio's total
                                                                         assets are invested in four
                                                                         oil related industries. For
                                                                         Portfolio 11, companies
                                                                         engaged in the business of
                                                                         financing may be classified
                                                                         according to the industries
                                                                         of their parent or sponsor
                                                                         companies, or industries
                                                                         that otherwise most affect
                                                                         the financing companies).
-------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All              Together with items 27, up
         necessary to clear Portfolio transactions;                      to 1/3 of the amount by
         enter into reverse repurchase arrangements.                     which total assets exceed
                                                                         total liabilities (excluding
                                                                         the liabilities represented
                                                                         by such obligations).*
-------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    A. All, except 8 A. 5% of total assets*
         purposes (e.g. to honor redemption requests    B. 8             B. 33 1/3% of total assets,
         which might otherwise require the sale of                         provided that if these
         securities at an inopportune time).                               obligations with reverse
                                                                           repurchase agreements do
                                                                           not exceed 5% of total
                                                                           assets, no additional
                                                                           securities will be
                                                                           purchased for the
                                                                           Portfolio.*
-------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  All              None
-------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All              10% of total assets includes
         real estate mortgage loans.                                     REIT.* This limit shall not
                                                                         restrict investments in
                                                                         exchange-traded real estate
                                                                         investment trusts and shares
                                                                         of other real estate
                                                                         companies.
-------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1,2,3         A. Together with the assets
         ("ADRs").                                                         referred to in Item 20 A
                                                                           above, 35% of total assets
                                                        B. 4,6,8,12      B. None
                                                        C. 9,11,13       C. 30% of total assets
                                                        D. 5             D. Together with assets
                                                                           referred to in Item 20 E
                                                                           above, 25% of total assets

                                                                       Percentage limit per Portfolio
  Item Investment practice                            Portfolios       on assets/1/
-----------------------------------------------------------------------------------------------------
  31   Invest in debt securities.                     A. All, except   A. None
                                                      4,5,8,9,10,11
                                                      B. 4,5,8,9,10,11 B. None on investment grade
                                                                         securities but 25% of
                                                                         total
                                                                         assets for 5, 5% for 8, 9,
                                                                         10
                                                                         and 11, and 0% for 4 in
                                                                         below investment grade
                                                                         securities.
-----------------------------------------------------------------------------------------------------
  32   Invest in preferred stocks.                    A. All, except 7 A. None
                                                      B. 7             B. Up to 20% of total assets
-----------------------------------------------------------------------------------------------------
  33   Invest in common stocks.                       A. All, except 7 A. None
                                                      B. 7             B. 10% of total assets
-----------------------------------------------------------------------------------------------------
  34   Invest in hybrid instruments.                  All              None
-----------------------------------------------------------------------------------------------------
  35   Enter into forward contracts on debt           All              None
       securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix B To Prospectus

Description Of Some Investments, Techniques, And Risks

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

Investment Styles

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors; the Standard & Poor's 500 Composite Stock Price Index and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have the MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)
                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)
                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)
                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)
                        Zurich Scudder Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)
                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)
                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                         (Principal Executive Offices)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, Loomis Sayles, T. Rowe Price, Janus, Scudder, Harris or Put-nam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
L01048VOF (exp0502)MLIC-LD

                                [METLIFE LOGO]

                         [STATE STREET RESEARCH LOGO]

              [HARRIS ASSOCIATES L.P. INVESTMENT MANAGEMENT LOGO]

                                 [JANUS LOGO]

            [LOOMIS SAYLES & COMPANY, L.P. INVESTMENT COUNSEL LOGO]

                            [NEUBERGER BERMAN LOGO]

                           [PUTNAM INVESTMENTS LOGO]

                       [ZURICH SCUDDER INVESTMENTS LOGO]

                             [T. ROWE PRICE LOGO]

                                   PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street             Loomis Sayles High
Research                 Yield Bond Portfolio
Aggressive Growth
Portfolio                Neuberger Berman
                         Partners Mid Cap Value
State Street             Portfolio
Research
Diversified              Scudder Global Equity
Portfolio                Portfolio

                         T. Rowe Price Large Cap
State Street             Growth Portfolio
Research Investment
Trust Portfolio          T. Rowe Price Small Cap
(formerly State          Growth Portfolio
Street Research
Growth Portfolio)        Lehman Brothers(R)
                         Aggregate Bond Index
State Street             Portfolio
Research
Income Portfolio         MetLife Stock Index
                         Portfolio
State Street
Research                 MetLife Mid Cap Stock
Money Market             Index Portfolio
Portfolio
                         Morgan Stanley EAFE(R)
State Street             Index Portfolio
Research
Aurora Small Cap         Russell 2000(R) Index
Value                    Portfolio
Portfolio

Putnam
International
Stock Portfolio
(formerly
Santander
International
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Harris Oakmark
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                        Page
                                                      in this
   Subject                                           Prospectus
   -------                                           ----------
   Risk/Return Summary.............................       2
   Performance and Volatility......................      13
   About the Investment Managers...................      22
   Portfolio Turnover Rates........................      28
   Dividends, Distributions and Taxes..............      28
   General Information About the Fund and its
    Purpose........................................      29
   Sale and Redemption of Shares...................      30
   Financial Highlights............................      31
   Appendix A--Portfolio Manager Prior Performance.      40
   Appendix B--Certain Investment Practices........      42
   Appendix C--Description of Some Investments,
    Techniques, and Risks..........................      46

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Money Market Portfolio]

About the State Street Research Money Market Portfolio:

Investment objective: the highest possible current income consistent with preservation of capital and maintenance of liquidity.

Principal investment strategies: The Portfolio primarily invests in short- term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: Although the portfolio manager will manage the Portfolio so that significant variations in net asset value are rather unlikely, it is possible to lose money by investing in the Portfolio. The major risk involved with investing in the Portfolio is that the overall yield of the Portfolio could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its net assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and (c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies with capitalizations of approximately $1.1 billion. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Investment Trust, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $5 billion and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets in lower rated bonds (commonly known as "junk bonds"), and the bonds in this Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102.5 million and $12.3 billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing;" "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small-cap") companies as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

About all the Index Portfolios

[SIDEBAR: The Index Portfolios]

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed- income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000 Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $10.4 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                    State Street Research Aggressive Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years       10 Years
                                 ------        -------       --------
     State Street Research
     Aggressive Growth
     Class A                     -7.63%         9.96%        16.49%
     Class E                     -7.78%         9.81%        16.34%
     ---------------------------------------------------------------
     Russell MidCap
     Growth Index               -11.75%        17.77%        18.10%

                                    [GRAPH]

                            1991            66.41%
                            1992            10.39%
                            1993            22.63%
                            1994            -1.88%
                            1995            29.50%
                            1996             7.72%
                            1997             6.67%
                            1998            13.69%
                            1999            33.24%
                            2000            -7.63%

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).



                      State Street Research Money Market

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Money Market
     Class A                      6.22%         5.31%         4.87%
     ---------------------------------------------------------------
     Donahue's All Taxable        5.58%         5.07%         4.70%
     ---------------------------------------------------------------

                                    [GRAPH]

                            1991             6.10%
                            1992             3.73%
                            1993             2.90%
                            1994             3.85%
                            1995             5.59%
                            1996             5.01%
                            1997             5.21%
                            1998             5.19%
                            1999             4.89%
                            2000             6.22%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.7% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.70% (quarter ended September 30, 1993).

                       State Street Research Diversified

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Diversified
     Class A                      1.04%        12.66%        13.16%
     Class E                      0.89%        12.51%        13.01%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%
     Lehman Brothers
     Aggregate Bond Index        11.63%         6.46%         7.96%

                                    [GRAPH]

                            1991            24.84%
                            1992             9.48%
                            1993            12.75%
                            1994            -3.06%
                            1995            27.03%
                            1996            14.52%
                            1997            20.58%
                            1998            19.64%
                            1999             8.71%
                            2000             1.04%
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -5.0% (quarter ended December 31, 2000).



                         State Street Research Income

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research Income
     Class A                     11.22%         6.23%         8.14%
     Class E                     11.07%         6.08%         7.99%
     ---------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index        11.63%         6.46%         7.96%

                                    [GRAPH]

                            1991            17.31%
                            1992             6.91%
                            1993            11.36%
                            1994            -3.15%
                            1995            19.55%
                            1996             3.60%
                            1997             9.83%
                            1998             9.40%
                            1999            -2.28%
                            2000            11.22%
During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1991) and the lowest return for a quarter was -2.5% (quarter ended March 31, 1994).



                   State Street Research Investment Trust/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Investment Trust
     Class A                     -6.18%        17.45%        17.20%
     Class E                     -6.33%        17.30%        17.05%
     Class B                     -6.43%        17.20%        16.95%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            33.09%
                            1992            11.56%
                            1993            14.40%
                            1994            -3.25%
                            1995            33.14%
                            1996            22.18%
                            1997            28.36%
                            1998            28.18%
                            1999            18.47%
                            2000            -6.18%
During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.3% (quarter ended September 30, 1998).

-------
1. Formerly known as State Street Research Growth Portfolio.

                  State Street Research Aurora Small Cap Value

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.


                         Putnam International Stock/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                                              Since
                                 1 Year        5 Years      Inception
                                 ------        -------      ---------
     Putnam International Stock
     Class A                    -10.11%         4.24%         5.66%
     Class E                    -10.24%         4.08%         5.50%
     ---------------------------------------------------------------
     MSCI EAFE Index            -14.17%         7.13%         7.63%

                                    [GRAPH]

                            1992           -10.21%
                            1993            47.76%
                            1994             5.08%
                            1995             0.84%
                            1996            -1.77%
                            1997            -2.34%
                            1998            22.56%
                            1999            16.44%
                            2000           -10.11%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

/1/ Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

   Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.


                        Harris Oakmark Large Cap Value

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                     Since
                                        1 Year      Inception
                                        ------      ---------

     Harris Oakmark
     Large Cap Value
     Class A                            12.43%         0.86%
     Class E                            12.28%         0.71%
     --------------------------------------------------------------
     S&P 500 Index                      -9.10%        10.19%

                                    [GRAPH]

                            1998*           -2.70%
                            1999            -6.89%
                            2000            12.43%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart the highest return for a quarter was 12.9% (quarter ended June 30, 1999), and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                                 Janus Mid Cap

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Janus Mid Cap
     Class A                    -31.24%        29.56%
     Class E                    -31.36%        29.36%
     Class B                    -31.42%        29.24%
     ---------------------------------------------------
     S&P MidCap 400 Index        17.51%        20.80%

                                    [GRAPH]

                           1997*           28.22%
                           1998            37.19%
                           1999           122.92%
                           2000           -31.24%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).



                         Loomis Sayles High Yield Bond

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Loomis Sayles
     High Yield Bond
     Class A                     -0.95%         3.62%
     Class E                     -1.07%         3.47%
     ---------------------------------------------------
     Merrill Lynch High
     Yield Bond Index            -3.79%         2.95%

                                    [GRAPH]

                            1997*            6.18%
                            1998            -7.51%
                            1999            17.82%
                            2000            -0.95%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).



                   Neuberger Berman Partners Mid Cap Value

                              Investment Results
                         Average Annual Total Returns

                                      As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Neuberger Berman Partners
     Mid Cap Value Fund
     Class A                            28.25%        25.29%
     Class E                            28.08%        25.11%
     Class B                            27.89%        24.97%
     --------------------------------------------------------------
     S&P MidCap 400/BARRA
     Value Index                        27.84%        16.74%

                                    [GRAPH]

                            1998*            7.44%
                            1999            17.63%
                            2000            28.25%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was -12.6% (quarter ended September 30, 1999).

                             Scudder Global Equity

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                     Since
                                        1 Year      Inception
                                        ------      ---------

     Scudder Global Equity
     Class A                            -1.61%        12.42%
     Class E                            -1.74%        12.26%
     --------------------------------------------------------------
     MSCI All Country
     World Index (gross dividends)     -13.92%        10.83%

                                    [GRAPH]

                            1997*            9.62%
                            1998            15.96%
                            1999            25.17%
                            2000            -1.61%
*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 16.0% (quarter ended December 31, 1999) and the lowest return for a quarter was -11.2% (quarter ended September 30, 1998).



                        T. Rowe Price Large Cap Growth

                              Investment Results
                         Average Annual Total Returns



                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
     T. Rowe Price                      1 Year      Inception
     Large Cap Growth                   ------      ---------
     Class A                            -0.50%        14.68%
     Class E                            -0.65%        14.53%
     --------------------------------------------------------------
     S&P 500 Index                      -9.10%        10.19%

                                    [GRAPH]

                            1998*           10.28%
                            1999            22.23%
                            2000            -0.50%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.3% (quarter ended December 31, 2000).



                        T. Rowe Price Small Cap Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------

     T. Rowe Price
     Small Cap Growth
     Class A                            -9.09%         9.79%
     Class E                            -9.25%         9.63%
     --------------------------------------------------------------
     Russell 2000 Growth Index         -22.43%         7.46%


                                    [GRAPH]
                            1997*           18.81%
                            1998             3.45%
                            1999            27.99%
                            2000            -9.09%
* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

                    Lehman Brothers(R) Aggregate Bond Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Lehman Brothers
     Aggregate Bond Index
     Class A                            11.41%         5.17%
     Class E                            11.26%         5.02%
     Class B                            11.16%         4.92%
     --------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index               11.63%         5.23%


                                    [GRAPH]

                            1998*            1.38%
                            1999            -1.37%
                            2000            11.41%

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).



                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      --------
     MetLife
     Stock Index
     Class A                     -9.34%        17.89%        17.02%
     Class E                     -9.47%        17.65%        16.82%
     Class B                     -9.56%        17.53%        16.70%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            29.76%
                            1992             7.44%
                            1993             9.54%
                            1994             1.18%
                            1995            36.87%
                            1996            22.66%
                            1997            32.19%
                            1998            28.23%
                            1999            20.79%
                            2000            -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).



                         Morgan Stanley EAFE(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------
     Morgan Stanley EAFE
     Portfolio
     Class A                    -14.48%         6.95%
     Class E                    -14.61%         6.80%
     Class B                    -14.71%         6.69%
     ---------------------------------------------------
     MSCI EAFE(R) Index         -14.17%         8.39%

                                    [GRAPH]

                           1998*            8.11%
                           1999            24.90%
                           2000           -14.48%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.0% (quarter ended September 30, 2000).

                             Russell 2000(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
     Russell 2000 Index          1 Year      Inception
     Portfolio                   ------      ---------

     Class A                     -3.80%        10.78%
     Class E                     -3.95%        10.63%
     Class B                     -4.04%        10.52%
     ---------------------------------------------------
     Russell 2000 Index          -3.02%        10.87%


                                    [GRAPH]


                           1998*            5.48%
                           1999            22.73%
                           2000             -3.8%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended December 31, 2000).


                          MetLife Mid Cap Stock Index

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index and Russell 2000 Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Aurora Small Cap Value, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and Russell 2000 Index.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, Loomis Sayles High Yield Bond, and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora Small Cap Value, State Street Research

Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Scudder Global Equity and T. Rowe Price Large Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus Mid Cap, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street

Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State
Street Research in 1987 and has worked as an investment professional since 1963.

State Street Research Aurora Small Cap Value Portfolio:

John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in effect for about $12 billion in assets. Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Funds, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

Daniel J. Fuss, Vice-Chairman, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]
Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2000 of about $55.5 billion.

Robert I. Gendelman has co-managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.

[SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]

Zurich Scudder Investments, Inc. ("Zurich Scudder"), previously Scudder Kemper Investments, Inc., is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the U.K. and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services, in October 2000. On December 29, 2000, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Zurich Scudder and its affiliates had assets under supervision of $370 billion globally.

William E. Holzer, Managing Director and Nicholas Bratt, Director of the Global Equity Group have been with Zurich Scudder since 1980 and 1976, respectively. Mr. Holzer and Mr. Bratt are co-portfolio managers for the Portfolio. Mr. Holzer has been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Zurich Scudder's Currency Committee and has responsibilities for global equity investment strategies. Mr. Bratt is responsible for Zurich Scudder's Equity Activities and is president of Zurich Scudder's closed end equity funds that invest overseas.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000, T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion. The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
State Street Research Money
Market                                      .25%                          .25%
-----------------------------------------------------------------------------------
MetLife Stock Index                         .25%                        N/A/2/
-----------------------------------------------------------------------------------
State Street Research
Investment Trust                            .47%                          .32%
-----------------------------------------------------------------------------------
State Street Research Income                .33%                          .25%
-----------------------------------------------------------------------------------
State Street Research
Diversified                                 .43%                          .28%
-----------------------------------------------------------------------------------
State Street Research
Aggressive Growth                           .69%                          .49%
-----------------------------------------------------------------------------------
Loomis Sayles High Yield Bond               .70%                          .50%
-----------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                          .57%
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth              .51%                          .33%
-----------------------------------------------------------------------------------
Janus Mid Cap                               .66%                          .46%
-----------------------------------------------------------------------------------
Scudder Global Equity                       .61%                          .41%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                       .25%                        N/A/2/
-----------------------------------------------------------------------------------
Russell 2000 Index                          .25%                        N/A/2/
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                   .30%                        N/A/2/
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth              .64%                          .44%
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value              .75%                          .45%
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value                                   .70%                          .50%
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                 .25%                        N/A/2/
-----------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                          .50%
-----------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value                             .85%                          .55%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of certain Portfolios in excess of a certain annual percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                                          SUBSIDIZED
                                         EXPENSES* IN
PORTFOLIO                                 EXCESS OF      NET ASSETS     DATE
Morgan Stanley EAFE Index                   0.40%       $200 million   4/30/02
Putnam Large Cap Growth                     0.20%       $100 million   4/30/02
State Street Research Aurora Small Cap
Value/1/                                    0.20%       $100 million   4/30/02
MetLife Mid Cap Stock Index/1/              0.20%       $100 million   6/30/02
Russell 2000 Index                          0.30%       $200 million   4/30/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)
/1/MetLife Advisers will continue to pay the expenses for this Portfolio through April 30, 2002 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, January 22, 1998 March 2, 1999, July 13, 1999 and December 3, 1999
respectively. MetLife ceased subsidizing such expenses for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Morgan Stanley EAFE(R) Index and Neuberger Berman Partners Mid Cap Value Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including acccrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share          State Street Research Income Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $11.68      $12.78      $12.66      $12.36      $12.73
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.85        0.81        0.75        0.83        0.82
 Net realized and
  unrealized gain (loss)
  on investments........         0.46       (1.10)       0.42        0.38       (0.36)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         1.31       (0.29)       1.17        1.21        0.46
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.79)      (0.80)      (0.87)      (0.81)
 Distributions from net
  realized capital
  gains.................         0.00       (0.02)      (0.25)      (0.04)      (0.02)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....         0.00       (0.81)      (1.05)      (0.91)      (0.83)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.99      $11.68      $12.78      $12.66      $12.36
--------------------------------------------------------------------------------------
 Total return (%).......         11.2        (2.3)        9.4         9.8         3.6
Ratio of operating
 expenses to average net
 assets (%).............         0.38        0.38        0.39        0.38        0.32
Ratio of net investment
 income to average net
 assets (%).............         6.71        6.15        6.13        6.57        6.64
Portfolio turnover rate
 (%)....................          199         183         124         122          93
Net assets, end of year
 (000)..................     $474,898    $477,880    $526,854    $412,191    $383,395

-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       State Street Research Money Market Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $10.34      $10.35      $10.38      $10.44      $10.45
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.65        0.51        0.54        0.54        0.53
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.85)      (0.52)      (0.57)      (0.60)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $10.14      $10.34      $10.35      $10.38      $10.44
--------------------------------------------------------------------------------------
 Total return (%).......          6.2         4.9         5.2         5.2         5.0
Ratio of operating
 expenses to average net
 assets (%).............         0.37        0.42        0.48        0.49        0.43
Ratio of net investment
 income to average net
 assets (%).............         6.02        4.81        5.11        5.08        4.92
Net assets, end of year
 (000)..................      $48,296     $51,545     $41,185     $39,480     $41,637
Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    State Street Research Aggressive Growth Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $38.45      $29.53      $27.61      $27.11      $25.87
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..        (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........        (1.98)       9.86        3.75        1.67        2.01
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.02)       9.74        3.69        1.64        1.99
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00        0.00        0.00        0.00        0.00
 Distributions from net
  realized capital
  gains.................        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $31.59      $38.45      $29.53      $27.61      $27.11
--------------------------------------------------------------------------------------
 Total return (%).......         (7.6)       33.2        13.7         6.7         7.7
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.73        0.72        0.75        0.81        0.79
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.72         --          --          --          --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        (0.12)      (0.31)      (0.20)      (0.10)      (0.11)
Portfolio turnover rate
 (%)....................          170          86          97         219         221
Net assets, end of year
 (000)..................   $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849
Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Selected Data For a Share of Capital        Loomis Sayles High Yield Bond
Stock Outstanding Throughout each Period:             Portfolio
                                           -----------------------------------
                                               Year Ended December 31,
                                           -----------------------------------
                                            2000     1999     1998    1997 (a)
                                           -------  -------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year......     $9.09    $8.39   $10.14   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..................      0.90     0.80     0.88     0.35
 Net realized and unrealized gain (loss)
  on investments........................     (0.99)    0.69    (1.65)    0.26
                                           -------  -------  -------  -------
 Total from investment operations.......     (0.09)    1.49    (0.77)    0.61
                                           -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income................................      0.00    (0.79)   (0.89)   (0.35)
 Distributions from net realized capital
  gains.................................      0.00     0.00    (0.09)   (0.12)
                                           -------  -------  -------  -------
 Total distributions....................      0.00    (0.79)   (0.98)   (0.47)
                                           -------  -------  -------  -------
---------------------------------------------------------------------------------
Net asset value, end of year............     $9.00    $9.09    $8.39   $10.14
---------------------------------------------------------------------------------
 Total return (%).......................      (1.0)    17.8     (7.5)     6.2 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.88     0.93     0.87     0.83 (c)
Ratio of net investment income to
 average net assets (%).................     10.11     9.49    10.41     7.04 (c)
Portfolio turnover rate (%).............        42       28       46       39 (c)
Net assets, end of year (000)...........   $68,944  $61,701  $42,403  $27,804
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --     0.94     1.05     1.35 (c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)
Selected Data For a Share of           T. Rowe Price Small Cap Growth
Capital Stock Outstanding                         Portfolio
Throughout each Period:            ------------------------------------------
                                           Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $15.73      $12.29    $11.88    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.03)      (0.03)     0.00      0.00
 Net realized and unrealized gain
  (loss) on investments..........       (1.40)       3.47      0.41      1.88
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................       (1.43)       3.44      0.41      1.88
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $14.30      $15.73    $12.29    $11.88
--------------------------------------------------------------------------------
 Total return (%)................        (9.1)       28.0       3.5      18.8(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........        0.58        0.61      0.67      0.67(c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............        0.58          --        --        --
Ratio of net investment income to
 average net assets (%)..........       (0.19)      (0.27)    (0.02)     0.01(c)
Portfolio turnover rate (%)......          68          68        38        13(c)
Net assets, end of year (000)....    $337,343    $269,518  $189,132   $94,020
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%) .......................          --          --        --      0.86(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital     Scudder Global Equity Portfolio
Stock Outstanding Throughout each      --------------------------------------
Period:                                      Year Ended December 31,
                                       --------------------------------------
                                         2000      1999      1998    1997 (a)
                                       --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of year...    $14.91    $12.38    $10.85   $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...............      0.18      0.14      0.16     0.10
 Net realized and unrealized gain
  (loss) on investments..............     (0.42)     2.93      1.57     0.86
                                       --------  --------  --------  -------
 Total from Investment operations....     (0.24)     3.07      1.73     0.96
                                       --------  --------  --------  -------
Less distributions
 Distributions from net investment
  income.............................     (0.01)    (0.07)    (0.16)   (0.10)
 Distributions from net realized
  capital gains......................     (0.04)    (0.47)    (0.04)   (0.01)
                                       --------  --------  --------  -------
 Total distributions.................     (0.05)    (0.54)    (0.20)   (0.11)
                                       --------  --------  --------  -------
--------------------------------------------------------------------------------
Net asset value, end of year.........    $14.62    $14.91    $12.38   $10.85
--------------------------------------------------------------------------------
 Total return (%)....................      (1.6)     25.2      16.0      9.6 (c)
Ratio of operating expenses to
 average net assets (%)..............      0.78      0.87      0.96     0.78 (d)
Ratio of net investment income to
 average net assets (%)..............      1.43      1.23      1.61     1.66 (d)
Portfolio turnover rate (%)..........        58        54        51       36 (d)
Net assets, end of year (000)........  $211,354  $171,714  $113,715  $60,712
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).......        --        --      1.01     1.14 (d)

Selected Data For a Share       Harris Oakmark
of Capital                        Large Cap              Neuberger Berman Partners
Stock Outstanding              Value Portfolio            Mid Cap Value Portfolio
Throughout each Period:    --------------------------    ---------------------------
                           Year Ended December 31,        Year ended December 31,
                           --------------------------    ---------------------------
                            2000     1999    1998 (b)      2000     1999    1998 (b)
                           -------  -------  --------    --------  -------  --------
---------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $8.93    $9.70   $10.00       $11.97   $10.73   $10.00
---------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..      0.13     0.10     0.03         0.04     0.06     0.03
 Net realized and
  unrealized gain (loss)
  on investments........      0.97    (0.78)   (0.30)        3.35     1.80     0.71
                           -------  -------   ------     --------  -------   ------
 Total from investment
  operations............      1.10    (0.68)   (0.27)        3.39     1.86     0.74
                           -------  -------   ------     --------  -------   ------
Less distributions
 Distributions from net
  investment income.....     (0.14)   (0.08)   (0.03)       (0.04)   (0.07)   (0.01)
 Distributions from net
  realized capital
  gains.................     (0.10)   (0.01)    0.00        (0.50)   (0.55)    0.00
                           -------  -------   ------     --------  -------   ------
 Total distributions....     (0.24)   (0.09)   (0.03)       (0.54)   (0.62)   (0.01)
                           -------  -------   ------     --------  -------   ------
---------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $9.79    $8.93    $9.70       $14.82   $11.97   $10.73
---------------------------------------------------------------------------------------
 Total return (%).......      12.4     (6.9)    (2.7)(c)     28.3     17.6      7.4 (c)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........      0.94     0.91     0.70 (d)     0.89     0.72     0.68 (d)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(e)......      0.85       --       --         0.76       --       --
Ratio of net investment
 income to average net
 assets (%).............      1.74     1.63     2.47 (d)     0.58     0.86     2.61 (d)
Portfolio turnover rate
 (%)....................        82       17        0 (d)      207      134       21 (d)
Net assets, end of year
 (000) .................   $53,575  $38,378   $8,658     $131,356  $38,722   $8,647
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --     1.15     1.79 (d)       --     1.18     1.86 (d)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       T. Rowe Price
of Capital Stock                  Large Cap               Lehman Brothers Aggregate
Outstanding Throughout         Growth Portfolio             Bond Index Portfolio
each Period:               --------------------------     ---------------------------
                           Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000     1999    1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.41   $11.02   $10.00        $9.45    $10.06   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.03     0.02     0.01         0.63      0.48     0.07
 Net realized and
  unrealized gain (loss)
  on investments........      (0.09)    2.43     1.02         0.45     (0.62)    0.07
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (0.06)    2.45     1.03         1.08     (0.14)    0.14
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.02)   (0.03)   (0.01)       (0.63)    (0.47)   (0.08)
 Distributions from net
  realized capital
  gains.................      (0.40)   (0.03)    0.00         0.00      0.00     0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.42)   (0.06)   (0.01)       (0.63)    (0.47)   (0.08)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $12.93   $13.41   $11.02        $9.90     $9.45   $10.06
-----------------------------------------------------------------------------------------
 Total return (%).......       (0.5)    22.2     10.3 (b)     11.4      (1.4)     1.4 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.78     0.87     0.50 (c)     0.37      0.40     0.45 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d)......       0.77      --       --           --        --       --
Ratio of net investment
 income to average net
 assets (%).............       0.23     0.23     0.93 (c)     6.54      6.06     5.28 (c)
Portfolio turnover rate
 (%)....................         62       46        6 (c)       15        96       11 (c)
Net assets, end of year
 (000)..................   $180,072  $51,402   $6,740     $145,837  $129,339  $58,810
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --     1.31     2.62 (c)       --        --     0.59 (c)
Selected Data For a Share    Morgan Stanley EAFE                Russell 2000
of Capital Stock               Index Portfolio                 Index Portfolio
Outstanding Throughout     --------------------------     ---------------------------
each Period:               Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000       1999  1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.34   $10.80   $10.00       $12.52    $10.53   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.07     0.10     0.01         0.11      0.08     0.02
 Net realized and
  unrealized gain (loss)
  on investments........      (2.00)    2.58     0.80        (0.55)     2.29     0.53
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (1.93)    2.68     0.81        (0.44)     2.37     0.55
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.11)   (0.06)   (0.01)       (0.11)    (0.08)   (0.02)
 Distributions from net
  realized capital
  gains.................      (0.08)   (0.08)    0.00        (1.60)    (0.30)    0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.19)   (0.14)   (0.01)       (1.71)    (0.38)   (0.02)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $11.22   $13.34   $10.80       $10.37    $12.52   $10.53
-----------------------------------------------------------------------------------------
 Total return (%).......      (14.5)    24.9      8.1 (b)     (3.8)     22.7      5.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.58     0.55     0.55 (c)     0.55      0.45     0.40 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.76     1.25     0.71 (c)     0.89      1.04     1.46 (c)
Portfolio turnover rate
 (%)....................         10       44       13 (c)       78        67        3 (c)
Net assets, end of year
 (000)..................   $100,950  $82,355  $25,453     $125,738  $111,729  $38,147
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.78     1.77     1.41 (c)     0.55      0.89     1.04 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Select Data For a Share of                          State Street     Metlife
Capital                            Putnam Large    Research Aurora   Mid Cap
Stock Outstanding Throughout each   Cap Growth     Small Cap Value Stock Index
Period:                             Portfolio         Portfolio     Portfolio
                                   ------------    --------------- ------------
                                    Year Ended       Year Ended     Year Ended
                                   December 31,     December 31,   December 31,
                                     2000 (a)         2000 (b)       2000 (b)
                                   ------------    --------------- ------------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................     $ 10.00           $ 10.00       $ 10.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)...       (0.01)             0.03          0.03
 Net realized and unrealized
  gain (loss) on investments....       (2.70)             2.29          0.66
                                     -------           -------       -------
 Total from investment
  operations....................       (2.71)             2.32          0.69
                                     -------           -------       -------
Less distributions
 Distributions from net
  investment income.............        0.00             (0.03)        (0.03)
 Distributions from net realized
  capital gains.................        0.00             (0.05)        (0.02)
                                     -------           -------       -------
 Total distributions............        0.00             (0.08)        (0.05)
                                     -------           -------       -------
--------------------------------------------------------------------------------
Net asset value, end of year....     $  7.29           $ 12.24       $ 10.64
--------------------------------------------------------------------------------
 Total return (%)...............       (27.0) (c)         23.2 (c)       6.8 (c)
Ratio of operating expenses to
 average net assets (%).........        1.00 (d)          1.05 (d)      0.45 (d)
Ratio of net investment income
 (loss) to average net assets
 (%)............................       (0.23) (d)         1.12 (d)      0.92 (d)
Portfolio turnover rate (%).....          70 (d)            24 (d)       124 (d)
Net assets, end of year (000)...     $36,932           $54,379       $61,934
The ratio of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................        1.39 (d)          1.34 (d)      0.83 (d)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only during the past year, limited performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the performance of the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which commenced operations on July 5, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%        -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --         -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000, the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                   State Street
                            State Street  Russell 2000            Research Aurora
  Total Return for            Research       Value                Small Cap Value
 Period (unaudited)        Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------        -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                    4.34%        -0.88%     -30.53%         5.47%
 Since inception of State
  Street Aurora Small Cap
  Value Portfolio
  (07/05/00) to 12/31/00)         --            --          --         23.22%
 One Year (12/31/99 to
  12/31/00)                    37.84%        22.83%      -9.10%          --
 Three Year (12/31/97 to
  12/31/00), annualized        16.22%         4.22%      12.26%          --
 2/13/95 to 12/31/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                        28.52%        13.23%      20.66%          --

--------
/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual fund, had assets of $1.4 billion. The total returns were calculated using the actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Aggressive
     1.    Growth
     2.    State Street Research Diversified
           State Street Research Investment
     3.    Trust
     4.    State Street Research Income
     5.    State Street Research Money Market
     6.    Putnam International Stock
     7.    Harris Oakmark Large Cap Value
     8.    Janus Mid Cap
     9.    Loomis Sayles High Yield Bond
    10.    Neuberger Berman Partners Mid Cap
           Value
    11.    Scudder Global Equity

 Portfolio
  Number   Portfolio Name
 --------- --------------
    12.    T. Rowe Price Large Cap Growth
    13.    T. Rowe Price Small Cap Growth
    14.    Lehman Brothers Aggregate Bond Index
    15.    MetLife Stock Index
    16.    Morgan Stanley EAFE Index
    17.    Russell 2000 Index
    18.    MetLife Mid Cap Stock Index
    19.    Putnam Large Cap Growth
    20.    State Street Research Aurora Small
           Cap Value


                                                                         Percentage limit per Portfolio
  Item   Investment practice                           Portfolios        on assets/1/
-------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and   All               None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and    6,8,9,11,12,13,   None
         stock indices to earn additional income, as   19,20
         a hedge against or to minimize anticipated
         loss in value.
-------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on  6,8,9,11,12,13,20 None currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
-------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and        All, except 10    None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order
         to protect against anticipated declines in
         values.
-------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and       All, except 10    None
         indices that correlate with that Portfolio's
         securities.
-------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for        1,2,3,4,6,8,9,    None
         defensive purposes in order to protect        11,
         against anticipated declines in values on     12,13,20
         currencies in which a Portfolio's securities
         are or may be denominated.
-------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that      1,2,3,4,6,8,9,    None
         correlate with the currencies in which the    11,12,13,20
         Portfolio's securities may be denominated.
-------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,  1,2,3,4,6,7,8,    None
         currency, and index put and call options      10,11,20
         "over-the-counter" (rather than only on
         established exchanges).
-------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on       All, except        Combined limit on the sum
         recognized futures exchanges) on debt         10,15,16,17,18     of the initial margin for
         securities and indices of debt securities as                     futures and options sold on
         a hedge against or to minimize adverse                           futures, plus premiums paid
         principal fluctuations resulting from                            for unexpired options on
         anticipated interest rate changes or to                          futures, is 5% of total
         adjust exposure to the bond market.                              assets (excluding "in the
                                                                          money" and, for Portfolios
                                                                          7, 8, 9, 11, 12 and 13
                                                                          "bona fide hedging" as
                                                                         defined by the Commodity
                                                                         Futures Trading Commission)
-------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on        All, except       Same as Item 9
         recognized futures exchanges) on equity       4,5,7,10,14
         securities or stock indices as a hedge or to
         enhance return.
-------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts  6,8,9,11,12,      Same as Item 9
         (on recognized futures exchanges) as a hedge  13,20
         or to adjust exposure to the currency
         market.

                                                                           Percentage limit per Portfolio
  Item   Investment practice                           Portfolios          on assets/1/
---------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase     All, except 10      Same as Item 9
         put and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
---------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures           6,8,9,              Same as Item 9
         contracts (on recognized futures exchanges)   11,12,13,19,20
         of the type and for the same reasons the
         Portfolio is permitted to enter into futures
         contracts.
---------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange  All, except          None
         contracts to hedge currency risk relating to  15,17,18
         securities denominated, exposed to, or
         traded in a foreign currency in which the
         Portfolio may invest.
---------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange  1,2,3,4,6,8,9,      5% of total assets
         contracts for non hedging purposes.           11,12,13,20
---------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close    All                  None
         out any of the above.
---------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs   All                  None
         and POs).
---------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and      All, except          None
         principal only (POs) securities.              5,10,15,
                                                       16,17,18
---------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on        1,2,3,4,6,8,9,11,    None
         interest rates, currencies and indices as a   12,13,14,19,20
         risk management tool or to enhance return.
---------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including       A.1,2,3,4,5,15,17,  A. 10% of total assets in
         investments through European Depository       18,19                  securities of foreign
         Receipts ("EDRs") and International                                  issuers except 25% of
         Depository Receipts ("IDRs")).                                       total assets may be
                                                                              invested in securities
                                                                              issued, assumed, or
                                                                              guaranteed by foreign
                                                                              governments or their
                                                                              political subdivisions or
                                                                              instrumentalities;
                                                                              assumed or guaranteed by
                                                                              domestic issuers; or
                                                                              issued, assumed, or
                                                                              guaranteed by foreign
                                                                              issuers with a class of
                                                                              securities listed on the
                                                                              New York Stock Exchange.*
                                                       B.6,11,14,16,20     B. None
                                                       C.9                 C. 50% of total assets in
                                                                              foreign securities
                                                                              (except 100% in
                                                                              securities of Canadian
                                                                              issuers)*
                                                       D.12                D. 30% of total assets
                                                                              (excluding reserves)*
                                                       E.13                E. 20% of total assets
                                                                              (excluding reserves)*
                                                       F.7                 F. 25% of total assets*
                                                       G.10                G. 10% of total assets*
                                                       H.8                 H. 30% of total assets in
                                                                              foreign securities
                                                                              denominated in a foreign
                                                                              currency and not publicly
                                                                              traded in the U.S.*
---------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                    A. 1,2,3,4,5,6,9,15 A. 20% of total assets*
                                                       B. 7,10,11,12,13,   B. 33 1/3% of total assets*
                                                          14,16,17,18,19,
                                                          20
                                                       C.8                 C. 25% of total assets*
---------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.       A. All, except      A. 15% of total assets
                                                          5,11
                                                       B.5,11              B. 10% of total assets

                                                                          Percentage limit per Portfolio
  Item   Investment practice                           Portfolios         on assets/1/
--------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which   A.All              A. 10% of total assets
         may involve payment of duplicate fees.                              except as in B below
                                                                             (except that only 5% of
                                                                             total assets may be
                                                                             invested in a single
                                                                             investment company and no
                                                                             portfolio can purchase
                                                                             more than 3% of the total
                                                                             outstanding voting
                                                                             securities of any one
                                                                             investment company or,
                                                                             together with other
                                                                             investment companies
                                                                             having the same
                                                                             investment adviser,
                                                                             purchase more than 10% of
                                                                             the voting stock of any
                                                                             "closed-end" investment
                                                                             company).
                                                       B.8,12,13          B. Up to 25% of total assets
                                                                             may be invested in
                                                                             affiliated money market
                                                                             funds for defensive
                                                                             purposes or as a means of
                                                                             receiving a return on
                                                                             idle cash.
--------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by  1,2,3,4,6,8,9,     None
         a commercial bank or savings and loan         11,12,13,19,20
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in
         total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
--------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by         All                25% of total assets.
         companies primarily engaged in any one                           Excluded from the 25%
         industry. Provided that: (a) utilities will                      limitation are portfolios 2
         be considered separate industries according                      and 5's: (a) money market,
         to type of service; (b) oil and oil related                      securities, securities
         companies will be considered separate                            issued or guaranteed by the
         industries according to type; and (c)                            U.S. government, its
         savings, loan associations, and finance                          agencies or
         companies will be considered separate                            instrumentalities; and (b)
         industries.                                                      bank issued debt
                                                                          securities.* (The Fund will
                                                                          disclose when more than 25%
                                                                          of a Portfolio's total
                                                                          assets are invested in four
                                                                          oil related industries. For
                                                                          Portfolios 1, 2, 3, 4, 5, 14
                                                                          and 20, companies engaged in
                                                                          the business of financing
                                                                          may be classified according
                                                                          to the industries of their
                                                                          parent or sponsor companies,
                                                                          or industries that otherwise
                                                                          most affect the financing
                                                                          companies).
--------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits      All                Together with item 27, up to
         necessary to clear Portfolio transactions;                       1/3 of the amount by which
         enter into reverse repurchase arrangements                       total assets exceed total
         with banks.                                                      liabilities (excluding the
                                                                          liabilities represented by
                                                                          such obligations).*
--------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency   A. All, except 11  A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might      B. All, except 11  B. Together with item 26, up
         otherwise require the sale of securities at                         to 1/3 of the amount by
         an inopportune time).                                               which total assets exceed
                                                                             total liabilities
                                                                             (excluding the
                                                                             liabilities represented
                                                                             by such obligations).*
                                                       C. 11              C. 33 1/3% of total assets,
                                                                             provided that if these
                                                                             obligations with reverse
                                                                             repurchase agreements do
                                                                             not exceed 5% of total
                                                                             assets, no additional
                                                                             securities will be
                                                                             purchased for the
                                                                             Portfolio.*
--------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued"        All, except 5      None
         basis.
--------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including    All                10% of total assets includes
         real estate mortgage loans.                                      REIT.* This limit shall not
                                                                          restrict investments in
                                                                          exchange-traded real estate
                                                                          investment trusts and shares
                                                                          of other real estate
                                                                          companies.
--------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts         A. 1,2,3,4,5,19    A. Together with the assets
         ("ADRs").                                                           referred to in Item 20 A
                                                                             above, 35% of total
                                                                             assets
                                                       B. 6,8,10,11,16,20 B. None
                                                       C. 12,15,17,18     C. Together with assets
                                                                             referred to in Item 20 D
                                                                             above, 30% of total
                                                                             assets
                                                       D. 7               D. Together with assets
                                                                             referred to in Item 20 F
                                                                             above, 25% of total
                                                                             assets
                                                       E. 9               E. Together with assets
                                                                             referred to in Item 20C
                                                                             above, 50% of total
                                                                             assets (except 100% in
                                                                             securities).
                                                       F. 13              F. Together with assets
                                                                             referred to in Item 20E
                                                                             above, 20% of total
                                                                             assets

                                                                              Percentage limit per Portfolio
  Item   Investment practice                           Portfolios             on assets/1/
------------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                    A. All, except         A. None
                                                          6,7,10,11,12,13,14,
                                                          19, 20
                                                       B. 6,7,10,11,12,       B. None on investment grade
                                                          13,14,19,20            securities but 25% of
                                                                                 total assets for 7, 15%
                                                                                 for 10 and 5% for 6, 11,
                                                                                 12, 13, 14, 19 and 20 in
                                                                                 below investment grade
                                                                                 securities.
                                                       C. 22                  C. Up to 5% in corporate
                                                                                 debt
------------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                   A.All, except 9        A.None
                                                       B.9                    B.Up to 20% of total assets
------------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                      A.All, except 9        A.None
                                                       B.9                    B.10% of total assets
------------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                 A. All, except         A.None
                                                          12,13
                                                       B.12,13                B.10% of its total assets
------------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt          All                    None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus
Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                        Zurich Scudder Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)

                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, Loomis Sayles, T. Rowe Price, Janus, Zurich Scudder, Harris, Neuberger Berman or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                         Specialized Benefit Resources
                              485-B U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (732) 602-6400

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
L01048VOE (exp0502)MLIC-LD

                                 [METLIFE LOGO]

                                  [JANUS LOGO]

                    [L.P.LOOMIS SAYLES & COMPANY, L.P. LOGO]

                           [PUTNAM INVESTMENTS LOGO]







                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

Putnam International       Loomis Sayles High
Stock Portfolio            Yield Bond Portfolio
(formerly
Santander                  Russell 2000(R) Index
International              Portfolio
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Janus Mid Cap
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                        Page
                                                      in this
   Subject                                           Prospectus
   -------                                           ----------
   Risk/Return Summary.............................       2
   Performance and Volatility......................       5
   About the Investment Managers...................       9
   Portfolio Turnover Rates........................      12
   Dividends, Distributions and Taxes..............      12
   General Information About the Fund and its
    Purpose........................................      12
   Sale and Redemption of Shares...................      13
   Financial Highlights............................      15
   Appendix A--Portfolio Manager Prior Performance.      19
   Appendix B--Certain Investment Practices........      20
   Appendix C--Description of Some Investments,
    Techniques, and Risks..........................      23

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

Risk/Return Summary

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio).

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with

"special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal investment strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stock. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets in lower rated bonds (commonly known as "junk bonds"), and the bonds in this Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000 Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the actual index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                          Putnam International Stock1
                               Investment Results
                          Average Annual Total Returns
                                      As of December 31, 2000
                                     -------------------------

                                                           Since
                                  1 Year     5 Years     Inception
                                  ------     -------     ---------
Putnam International Stock
Class A                          -10.11%      4.24%        5.66%
Class E                          -10.24%      4.08%        5.50%
------------------------------------------------------------------
MSCI EAFE Index                  -14.17%      7.13%        7.63%
                                     [CHART]
                              1992          -10.21
                              1993           47.76
                              1994            5.08
                              1995            0.84
                              1996           -1.77
                              1997           -2.34
                              1998           22.56
                              1999           16.44
                              2000          -10.11
During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).
1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

            Since the Portfolio commenced operations on May 1, 2000,
           no volatility or performance information is included here.
                                 Janus Mid Cap
                               Investment Results
                          Average Annual Total Returns
                        As of December 31, 2000
                       -------------------------

                                        Since
                          1 Year      Inception
                          ------      ---------
Janus Mid Cap
Class A                   -31.24%       29.56%
Class E                   -31.36%       29.36%
Class B                   -31.42%       29.24%
------------------------------------------------
S&P MidCap 400 Index       17.51%       20.80%
                                     [CHART]
                              1997*          28.22
                              1998           37.19
                              1999          122.92
                              2000          -31.24
*For the period March 3, 1997 to December 31, 1997.
During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                         Loomis Sayles High Yield Bond

                               Investment Results
                          Average Annual Total Returns
                        As of December 31, 2000
                       -------------------------

Loomis Sayles                           Since
High Yield Bond           1 Year      Inception
                          ------      ---------
Class A                   -0.95%        3.62%
Class E                   -1.07%        3.47%
------------------------------------------------
Merrill Lynch High
Yield Bond Index          -3.79%        2.95%
                                     [CHART]
                              1997*           6.18
                              1998           -7.51
                              1999           17.82
                              2000           -0.95
*For the period March 3, 1997 to December 31, 1997.
During the period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).

                               Russell 2000* Index
                               Investment Results
                          Average Annual Total Returns
                        As of December 31, 2000
                       -------------------------

Russell 2000 Index                      Since
Portfolio                 1 Year      Inception
                          ------      ---------
Class A                   -3.80%       10.78%
Class E                   -3.95%       10.63%
Class B                   -4.04%       10.52%
------------------------------------------------
Russell 2000 Index        -3.02%       10.87%
                                     [CHART]
                              1998*           5.48
                              1999           22.73
                              2000            -3.8
*For the period November 9, 1998 to December 31, 1998.
During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended December 31, 2000).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]


Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap and Russell 2000 Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
Janus Mid Cap and Russell 2000 Index.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
Putnam International Stock, Putnam Large Cap Growth and Janus Mid Cap.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolio:
Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolio:
Loomis Sayles High Yield Bond.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolio:
Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Janus Mid Cap and Loomis Sayles High Yield Bond.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolio:
Putnam International Stock.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
Putnam International Stock, Putnam Large Cap Growth and Janus Mid Cap.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolio:
Russell 2000 Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolio:
Janus Mid Cap.

Defensive Strategies

Except with respect to the Russell 2000 Index Portfolio, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

Metlife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2002 MetLife Advisers converted to a limited liability company named new England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all if the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Russell 2000 Index Portfolio. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC. ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is an indirect wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

Daniel J. Fuss, Vice-Chairman, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                       % of Average
                                                                     Daily Net Assets
                                        % of Average                     Paid by
                                      Daily Net Assets                  Investment
                                          Paid to                       Manager to
                                         Investment                   Sub-Investment
Portfolio                                 Manager                        Manager
-------------------------------------------------------------------------------------
Loomis Sayles High Yield Bond               .70%                            .50%
-------------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                            .57%
-------------------------------------------------------------------------------------
Janus Mid Cap                               .66%                            .46%
-------------------------------------------------------------------------------------
Russell 2000 Index                          .25%                          N/A/2/
-------------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                            .50%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of certain Portfolios in excess of a certain annual percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                             Subsidized
                            expenses* in          Net
Portfolio                     excess of          Assets         Date
---------------------------------------------------------------------
Putnam Large Cap Growth         0.20%         $100 million    4/30/02
---------------------------------------------------------------------
Russell 2000 Index              0.30%         $200 million    4/30/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife Advisers brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, Loomis Sayles High Yield Bond and Russell 2000 Index Portfolios on December 31, 1997,
March 2, 1999, and December 3, 1999, respectively. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends are reinvested.]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes given Portfolio's shares are identical, except that certain additional charges (Rule 12-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including MetLife Investors USA Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and the other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for Class B shares and .15% per year for Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New

York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share of       Putnam International Stock Portfolio
Capital Stock Outstanding      ------------------------------------------------
Throughout each Period:                  Year Ended December 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year........................    $13.87    $14.14    $11.67    $11.95    $12.29
--------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income.......      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments.     (1.42)     2.05      2.50     (0.38)    (0.28)
                               --------  --------  --------  --------  --------
 Total from investment
  operations.................     (1.40)     2.18      2.63     (0.28)    (0.21)
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income..........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains.....      0.00     (2.32)     0.00      0.00     (0.13)
                               --------  --------  --------  --------  --------
 Total distributions.........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                               --------  --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.    $12.39    $13.87    $14.14    $11.67    $11.95
--------------------------------------------------------------------------------
 Total return (%)............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses
 to average net assets (%)...      1.09      0.97      1.02      1.03      0.97
Ratio of net investment
 income to average net
 assets (%)..................      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)..       166        87       156       182       117
Net assets, end of year
 (000).......................  $428,519  $317,831  $297,381  $267,089  $303,826

Selected Data For a Share of Capital        Loomis Sayles High Yield Bond
Stock Outstanding Throughout each Period:             Portfolio
                                           -----------------------------------
                                               Year Ended December 31,
                                           -----------------------------------
                                            2000     1999     1998    1997 (a)
                                           -------  -------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year......     $9.09    $8.39   $10.14   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..................      0.90     0.80     0.88     0.35
 Net realized and unrealized gain (loss)
  on investments........................     (0.99)    0.69    (1.65)    0.26
                                           -------  -------  -------  -------
 Total from investment operations.......     (0.09)    1.49    (0.77)    0.61
                                           -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income................................      0.00    (0.79)   (0.89)   (0.35)
 Distributions from net realized capital
  gains.................................      0.00     0.00    (0.09)   (0.12)
                                           -------  -------  -------  -------
 Total distributions....................      0.00    (0.79)   (0.98)   (0.47)
                                           -------  -------  -------  -------
---------------------------------------------------------------------------------
Net asset value, end of year............     $9.00    $9.09    $8.39   $10.14
---------------------------------------------------------------------------------
 Total return (%).......................      (1.0)    17.8     (7.5)     6.2 (b)
Ratio of operating expenses to average
 net assets (%).........................      0.88     0.93     0.87     0.83 (c)
Ratio of net investment income to
 average net assets (%).................     10.11     9.49    10.41     7.04 (c)
Portfolio turnover rate (%).............        42       28       46       39 (c)
Net assets, end of year (000)...........   $68,944  $61,701  $42,403  $27,804
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........        --     0.94     1.05     1.35 (c)

-------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of              Janus Mid Cap Portfolio
Capital Stock Outstanding         ------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                  ------------------------------------------
                                     2000        1999       1998    1997 (a)
                                  ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized
  gain (loss) on investments....      (10.66)      21.14      4.77      2.81
                                  ----------  ----------  --------  --------
 Total from investment
  operations....................      (10.76)      21.09      4.75      2.82
                                  ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income.............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains.................       (2.40)      (1.99)    (0.08)    (0.04)
                                  ----------  ----------  --------  --------
 Total distributions............       (2.40)      (1.99)    (0.08)    (0.05)
                                  ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)...............       (31.3)      122.9      37.2      28.2 (b)
Ratio of operating expenses to
 average net assets (%).........        0.70        0.71      0.81      0.85 (c)
Ratio of net investment income
 to average net assets (%)......       (0.33)      (0.41)    (0.22)     0.10 (c)
Portfolio turnover rate (%).....         118         103       107        75 (c)
Net assets, end of year (000) ..  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................          --          --        --      0.99 (c)

--------
(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Selected Data For a Share of Capital Stock              Russell 2000
Outstanding Throughout each Period:                    Index Portfolio
                                                  ---------------------------
                                                   Year Ended December 31,
                                                  ---------------------------
                                                    2000      1999    1998(a)
                                                  --------  --------  -------
---------------------------------------------------------------------------------
Net asset value, beginning of year..............    $12.52    $10.53   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..........................      0.11      0.08     0.02
 Net realized and unrealized gain (loss) on
  investments...................................     (0.55)     2.29     0.53
                                                  --------  --------  -------
 Total from investment operations...............     (0.44)     2.37     0.55
                                                  --------  --------  -------
Less distributions
 Distributions from net investment income.......     (0.11)    (0.08)   (0.02)
 Distributions from net realized capital gains..     (1.60)    (0.30)    0.00
                                                  --------  --------  -------
 Total distributions............................     (1.71)    (0.38)   (0.02)
                                                  --------  --------  -------
---------------------------------------------------------------------------------
Net asset value, end of year....................    $10.37    $12.52   $10.53
---------------------------------------------------------------------------------
 Total return (%)...............................      (3.8)     22.7      5.5 (b)
Ratio of operating expenses to average net
 assets (%).....................................      0.55      0.45     0.40 (c)
Ratio of net investment income to average net
 assets (%).....................................      0.89      1.04     1.46 (c)
Portfolio turnover rate (%).....................        78        67        3 (c)
Net assets, end of year (000)...................  $125,738  $111,729  $38,147
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..........      0.55      0.89     1.04 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital Stock Outstanding             Putnam Large
Throughout each Period:                                             Cap Growth
                                                                    Portfolio
                                                                   ------------
                                                                    Year Ended
                                                                   December 31,
                                                                     2000 (a)
                                                                   ------------
--------------------------------------------------------------------------------
Net asset value, beginning of year...............................    $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)....................................      (0.01)
 Net realized and unrealized gain (loss) on investments..........      (2.70)
                                                                     -------
 Total from investment operations................................      (2.71)
                                                                     -------
Less distributions
 Distributions from net investment income........................       0.00
 Distributions from net realized capital gains...................       0.00
                                                                     -------
 Total distributions.............................................       0.00
                                                                     -------
--------------------------------------------------------------------------------
Net asset value, end of year.....................................    $  7.29
--------------------------------------------------------------------------------
 Total return (%)................................................      (27.0)(b)
Ratio of operating expenses to average net assets (%)............       1.00 (c)
Ratio of net investment income (loss) to average net assets (%)..      (0.23)(c)
Portfolio turnover rate (%)......................................         70 (c)
Net assets, end of year (000)....................................    $36,932
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have been
 (%).............................................................       1.39 (c)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because it commenced operations on May 1, 2000, limited performance history is available for Putnam Large Cap Growth Portfolio. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment manager as is this Portfolio. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The table also shows the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally the table also shows the performance of the related Fund Portfolio over the period of its existence.

The sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF THE TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/29/2000)                  -16.75%         -8.86%        -30.53%       -16.44%
 Since Inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --        -27.00%
 One Year (12/31/98 to
  12/31/99)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/96 to
  12/31/99, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/99,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%           N/A%         19.10%           --

--------
/1/ As of December 31, 2000 the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
    1.     Putnam International Stock
    2.     Janus Mid Cap

 Portfolio
  Number   Portfolio Name
 --------- --------------
    3.     Russell 2000 Index
    4.     Putnam Large Cap Growth
    5.     Loomis Sayles High Yield Bond


                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All           None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     1,2,4,5       None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   1,2,5         None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All           None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All           None
         indices that correlate with that Portfolio's
         securities.
----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1,2,5         None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1,2,5         None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1,2           None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        All, except 3 Combined limit on the sum of
         recognized futures exchanges) on debt                        the initial margin for
         securities and indices of debt securities as                 futures and options sold on
         a hedge against or to minimize adverse                       futures, plus premiums paid
         principal fluctuations resulting from                        for unexpired options on
         anticipated interest rate changes or to                      futures, is 5% of total
         adjust exposure to the bond market.                          assets (excluding "in the
                                                                      money" and, for Portfolios 2
                                                                      and 5, "bona fide hedging"
                                                                      as defined by the Commodity
                                                                      Futures Trading Commission)
----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All           Same as Item 9
         recognized futures exchanges) on equity
         securities or stock indices as a hedge or to
         enhance return.
----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1,2,5         Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All           Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
----------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  1,2,4,5       Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   1,2,4,5       None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
----------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1,2,5         5% of total assets
         contracts for non hedging purposes.
----------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All           None
         out any of the above.
----------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All           None
         and POs).
----------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       1,2,4,5       None
         principal only (POs) securities.
----------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1,2,4,5       None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.
----------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 3,4        A. 10% of total assets in
         investments through European Depository                        securities of foreign
         Receipts ("EDRs") and International                            issuers except 25% of
         Depository Receipts ("IDRs")).                                 total assets may be
                                                                        invested in securities
                                                                        issued, assumed, or
                                                                        guaranteed by foreign
                                                                        governments or their
                                                                        political subdivisions or
                                                                        instrumentalities; assumed
                                                                        or guaranteed by domestic
                                                                        issuers; or issued,
                                                                        assumed, or guaranteed by
                                                                        foreign issuers with a
                                                                        class of securities listed
                                                                        on the New York Stock
                                                                        Exchange.*
                                                        B. 1          B. None
                                                        C. 2          C. 30% of total assets in
                                                                        foreign securities
                                                                        denominated in a foreign
                                                                        currency and not publicly
                                                                        traded in the U.S.*
                                                        D. 5          D. 50% of total assets in
                                                                        foreign securities (except
                                                                        100% in securities of
                                                                        Canadian issuers)*
----------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1,5        A. 20% of total assets*
                                                        B. 3,4        B. 33 1/3% of total assets*
                                                        C. 2          C. 25% of total assets*
----------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        All           15% of total assets
----------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All        A. 10% of total assets
         may involve payment of duplicate fees.                         except as in B below
                                                                        (except that only 5% of
                                                                        total assets may be
                                                                        invested in a single
                                                                        investment company and no
                                                                        portfolio can purchase
                                                                        more than 3% of the total
                                                                        outstanding voting
                                                                        securities of any one
                                                                        investment company or,
                                                                        together with other
                                                                        investment companies
                                                                        having the same investment
                                                                        adviser, purchase more
                                                                        than 10% of the voting
                                                                        stock of any "closed-end"
                                                                        investment company).
                                                        B. 2          B. Up to 25% of total assets
                                                                        may be invested in
                                                                        affiliated money market
                                                                        funds for defensive
                                                                        purposes or as a means of
                                                                        receiving a return on idle
                                                                        cash.
----------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1,2,4,5       None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by          All           25% of total assets.* (The
         companies primarily engaged in any one                       Fund will disclose when more
         industry. Provided that: (a) utilities will                  than 25% of a Portfolio's
         be considered separate industries according                  total assets are invested in
         to type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                        industries).
         industries according to type; and (c)
         savings, loan associations, and finance
         companies will be considered separate
         industries.
----------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All           Together with item 27, up to
         necessary to clear Portfolio transactions;                   1/3 of the amount by which
         enter into reverse repurchase arrangements                   total assets exceed total
         with banks.                                                  liabilities (excluding the
                                                                      liabilities represented by
                                                                      such obligations).*
----------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    A. All        A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might       B. All        B. Together with item 26, up
         otherwise require the sale of securities at                    to 1/3 of the amount by
         an inopportune time).                                          which total assets exceed
                                                                        total liabilities
                                                                        (excluding the liabilities
                                                                        represented by such
                                                                        obligations).*
----------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  All           None
----------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All           10% of total assets includes
         real estate mortgage loans.                                  REIT.* This limit shall not
                                                                      restrict investments in
                                                                      exchange-traded real estate
                                                                      investment trusts and shares
                                                                      of other real estate
                                                                      companies.
----------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 4          A. Together with the assets
         ("ADRs").                                                      referred to in Item 20 A
                                                                        above, 35% of total assets
                                                        B. 1,2        B. None
                                                        C. 3          C. Together with assets
                                                                        referred to in Item 20 A
                                                                        above, 30% of total
                                                                        assets.
                                                        D. 5          D. Together with assets
                                                                        referred to in item 20D
                                                                        above, 50% of total assets
                                                                        (except 100% in
                                                                        securities).
----------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. 2,3,5      A. None
                                                        B. 1,4        B. None on investment grade
                                                                        securities but 5% in below
                                                                        investment grade
                                                                        securities.
----------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    A. All,       A. None
                                                        except 5
                                                        B. 5          B. Up to 20% of total assets
----------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       A. All,       A. None
                                                        except 5
                                                        B. 5          B. 10% of total assets
----------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  All           None
----------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           All           None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus


Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Frank Russell Company sponsors the Russell 2000 Index (referred to as "index sponsor"). The index sponsor has no responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

[SIDEBAR:  Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases
 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets

 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, MetLife Investors USA, Loomis Sayles, Janus or Putnam. This Prospectus does not consti-tute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                      485 E. US Highway 1 South, 4th Floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                               [LOGO OF METLIFE]

[LOGO OF PUTNAM INVESTMENTS]

                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus are the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      4
   About the Investment Managers.....................................      6
   Portfolio Turnover Rates..........................................      8
   Dividends, Distributions and Taxes................................      8
   General Information About the Fund and its Purpose................      9
   Sale and Redemption of Shares.....................................     10
   Financial Highlights..............................................     11
   Appendix A--Portfolio Manager Prior Performance...................     14
   Appendix B--Certain Investment Practices..........................     15
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     18


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to either Portfolio.]

Risk/Return Summary

About All the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to a particular Portfolio. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: MetLife Stock Index Portfolio]

About the MetLife Stock Index Portfolio

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the actual index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio).

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

Performance and Volatility

The following table and chart are provided to illustrate the variability of the investment returns that each Portfolio has earned in the past.

 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1 year, 5 years, 10 years (if applicable) and since inception are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 .  In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                    [CHART]

                            As of December 31, 2000
                            ----------------------------------
                            1 Year      5 Years       10 Years
                            ------      -------       --------
             MetLife
             Stock Index
             Class A        -9.34%      17.89%         17.02%
             Class E        -9.47%      17.65%         16.82%
             Class B        -9.56%      17.53%         16.70%
             -------------------------------------------------
             S&P 500 Index  -9.10%      18.33%         17.44%
             -------------------------------------------------


  1991     1992    1993    1994    1995    1996    1997    1998    1999   2000
 ------   ------  ------  ------  ------  ------  ------  ------  ------ ------
 29.76%    7.44%   9.54%  1.18%   36.87%  22.66%  32.19%  28.23%  20.79% -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990.)

                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                    [CHART]

                         Putnam international Stock(1)

                               As of December 31, 2000
                               ----------------------------------
                                                          Since
                               1 Year      5 Years       Inception
                               ------      -------       --------
             Putnam
             International
             Stock
             Class A           -10.11%      4.24%          5.66%
             Class E           -10.24%      4.08%          5.50%
             ----------------------------------------------------
             MSCI EAFE Index   -14.17%      7.13%          7.63%
             ----------------------------------------------------

                                  [BAR CHART]

                         Putnam international Stock(1)

       1992    1993    1994    1995    1996    1997    1998    1999   2000
     ------  ------  ------  ------  ------  ------  ------  ------ ------
     -10.21%  47.76%   5.08%   0.84%  -1.77%  -2.34%  22.56%  16.44% -10.11%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended December 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                               Putnam Large Cap Growth

            Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio or the Putnam Large Cap Growth Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended period of economic expansion.

This is a principal risk for the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This a principal risk of investing in the MetLife Stock Index Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk of investing in the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the Putnam International Stock Portfolio.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk of investing in the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio.

Defensive Strategies

With respect to the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, the portfolio manager may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. The Portfolio manager may use defensive strategies when it believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that the Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: Portfolio management of the MetLife Stock Index Portfolio]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the MetLife Stock Index Portfolio. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for its sub-investment management services. There is no separate charge to the Fund for such services.

The investment management fee for the MetLife Stock Index Portfolio for the year ending December 31, 2000 was .25% as an annual percentage of the average daily net assets of that Portfolio. This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Investment Management Fees]

The investment management fee and sub-investment management fee for the Putnam Large Cap Growth Portfolio for the year ending December 31, 2000 were .80% and total .50%, respectively as an annual percentage of the average daily net assets of that Portfolio.

The investment management fee and sub-investment management fee for the Putnam International Stock Portfolio for the year ending December 31, 2000 were .85% and .57%, respectively, as an annual percentage of the average daily net assets of that Portfolio. Putnam replaced Santander as sub-investment manager of the Portfolio on January 24, 2000. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of the Putnam Large Cap Growth Portfolio in excess of
 .20% of the average net assets of that Portfolio until the earlier of either total net assets of the Portfolio reaching $100 million or April 30, 2002.

Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance will Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)

These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for each Portfolio are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends are reinvested]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including New England Life Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans; (4) loan repayments; and (5) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.


Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

                                                                   Putnam Large
                                                                    Cap Growth
                                                                    Portfolio
Selected Data For a Share of Capital Stock Outstanding             ------------
Throughout each Period:                                             Year Ended
                                                                   December 31,
                                                                     2000 (a)
                                                                   ------------
--------------------------------------------------------------------------------
Net asset value, beginning of year...............................    $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)....................................      (0.01)
 Net realized and unrealized gain (loss) on investments..........      (2.70)
                                                                     -------
 Total from investment operations................................      (2.71)
                                                                     -------
Less distributions
 Distributions from net investment income........................       0.00
 Distributions from net realized capital gains...................       0.00
                                                                     -------
 Total distributions.............................................       0.00
                                                                     -------
--------------------------------------------------------------------------------
Net asset value, end of year.....................................    $  7.29
--------------------------------------------------------------------------------
 Total return (%)................................................      (27.0)(b)
Ratio of operating expenses to average net assets (%)............       1.00 (c)
Ratio of net investment income (loss) to average net assets (%)..      (0.23)(c)
Portfolio turnover rate (%)......................................         70 (c)
Net assets, end of year (000)....................................    $36,932
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have been
 (%).............................................................       1.39 (c)

-------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because Putnam Large Cap Growth did not commence operations until May 1, 2000, limited performance history is available for this Portfolio. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment manager as is this Portfolio. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The table also shows the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally the table also shows the performance of the Portfolio over the period of its existence.

The sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF THE TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%       -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --        -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000 the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
    1.     Putnam Large Cap Growth

 Portfolio
  Number   Portfolio Name
 --------- --------------
    2.     MetLife Stock Index
    3.     Putnam International Stock


                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All        None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     1,3        None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
-------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   3          None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
-------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All        None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
-------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All        None
         indices that correlate with that Portfolio's
         securities.
-------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         3          None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
-------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       3          None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
-------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   3          None
         currency and index put and call options "over
         the counter" (rather than only on established
         exchanges)
-------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        1,3        Combined limit on the sum of
         recognized futures exchanges) on debt                     the initial margin for
         securities and indices of debt securities as              futures and options sold on
         a hedge against or to minimize adverse                    futures, plus premiums paid
         principal fluctuations resulting from                     for unexpired options on
         anticipated interest rate changes or to                   futures, is 5% of total
         adjust exposure to the bond market.                       assets (excluding "in the
                                                                   money" and "bona fide
                                                                   hedging" as defined by the
                                                                   Commodity Futures Trading
                                                                   Commission)
-------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All        Same as Item 9, except "bona
         recognized futures exchanges) on equity                   fide hedging" exclusion only
         securities or stock indices as a hedge or to              applies to Portfolio 1
         enhance return.
-------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   3          Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
-------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All        Same as Item 10
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  1,3        Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
-------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   1,3        None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   3          5% of total assets
         contracts for non hedging purposes.
-------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All        None
         out any of the above.
-------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All        None
         and POs).
-------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       1,3        None
         principal only (POs) securities.
-------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1,3        None
         interest rates, currencies and indices as a
         risk management tool.
-------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including
         investments through European Depository
         Receipts ("EDRs") and International
         Depository Receipts ("IDRs")).
                                                        A. 1,2     A. 10% of total assets in
                                                                     securities of foreign
                                                                     issuers except 25% of
                                                                     total assets may be
                                                                     invested in securities
                                                                     issued, assumed or
                                                                     guaranteed by foreign
                                                                     governments or their
                                                                     political subdivisions or
                                                                     instrumentalities; assumed
                                                                     or guaranteed by domestic
                                                                     issuers; or issued,
                                                                     assumed or guaranteed by
                                                                     foreign issuers with a
                                                                     class of securities listed
                                                                     on the New York Stock
                                                                     Exchange.*
                                                        B. 3       B. None
-------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1       A. 33 1/3% of total assets*
                                                        B. 2,3     B. 20% of total assets*
-------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        All        15% of total assets
-------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    All        10% of total assets except
         may involve payment of duplicate fees.                    as in B below (except that
                                                                   only 5% of total assets may
                                                                   be invested in a single
                                                                   investment company and no
                                                                   portfolio can purchase more
                                                                   than 3% of the total
                                                                   outstanding voting
                                                                   securities of any one
                                                                   investment company or,
                                                                   together with other
                                                                   investment companies having
                                                                   the same investment adviser,
                                                                   purchase more than 10% of
                                                                   the voting stock of any
                                                                   "closed-end" investment
                                                                   company).
-------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1,3        None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------
  25     Invest in securities issued by companies       All        25% of total assets* (The
         primarily engaged in any one industry.                    Fund will disclose when more
         Provided that: (a) utilities will be                      than 25% of a Portfolio's
         considered separate industries according to               total assets are invested in
         type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                     industries).
         industries according to type; and (c)
         savings, loan associations and finance
         companies will be considered separate
         industries.
-------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All        Together with item 27, up to
         necessary to clear Portfolio transactions;                1/3 of the amount by which
         enter into reverse repurchase arrangements                total assets exceed total
         with banks.                                               liabilities (less those
                                                                   represented by such
                                                                   obligations).*

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    All        5% of total assets. Together
         purposes (e.g. to honor redemption requests               with item 26, up to 1/3 of
         which might otherwise require the sale of                 the amount by which total
         securities at an inopportune time).                       assets exceed total
                                                                   liabilities (excluding the
                                                                   liabilities represented by
                                                                   such obligations).*
-------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  All        None
-------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All        10% of total assets includes
         real estate mortgage loans.                               REIT.* This limit shall not
                                                                   restrict investments in
                                                                   exchange-traded real estate
                                                                   investment trusts and shares
                                                                   of other real estate
                                                                   companies.
-------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 3       A. None
         ("ADRs").
                                                        B. 2       B. 30% of total assets
                                                        C. 1       C. Together with the assets
                                                                     referred to in item 20A
                                                                     above, 35% of total
                                                                     assets.
-------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. 2       A. None
                                                        B. 1,3     B. None on investment grade
                                                                     securities but 5% in below
                                                                     investment grade.
-------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    All        None
-------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       All        None
-------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  All        None
-------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           All        None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus










Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (referred to as "index sponsor"). The index sponsor has no responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:

 .  greater price volatility because they are less broadly traded
 .  less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes the Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate the Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust the Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although a Portfolio may reduce its overall risk by providing further diversification, the Portfolio will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect

 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             Metlife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                             Sub-Investment Manager

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metlife Advisers, Metropolitan Life, New En-gland Life Insurance Company or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on the Portfolio's investments and a discussion of the market conditions and investment strategies that affected the Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th Floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                                [METLIFE LOGO]

                         [STATE STREET RESEARCH LOGO]







                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment option currently offered by the Metropolitan Series Fund (the "Fund") is the State Street Research Aurora Small Cap Value Portfolio.

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      3
   About the Investment Managers.....................................      3
   Portfolio Turnover Rates..........................................      5
   Dividends, Distributions and Taxes................................      5
   General Information About the Fund and its Purpose................      5
   Sale and Redemption of Shares.....................................      6
   Financial Highlights..............................................      8
   Appendix A--Portfolio Manager Prior Performance...................     10
   Appendix B--Certain Investment Practices..........................     11
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     13

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About the Portfolio

Since investment in the Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the State Street Research Aurora Small Cap Value Portfolio will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolio and consider your ability to assume the risks involved before allocating payments to the Portfolio. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with the Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which the Portfolio may be exposed. Further, the Portfolio may change its investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies with capitalizations of approximately $1.1 billion. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

Performance and Volatility


Since the State Street Research Aurora Small Cap Value Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with the Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Defensive Strategies

The portfolio manager generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. The portfolio manager may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that the Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.


[SIDEBAR: Portfolio management of the State Street Research Aurora Small Cap Value Portfolio]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Aurora Small Cap Value Portfolio. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays State Street Research for its sub-investment management services. There is no separate charge to the Fund for the sub-investment management services.

The following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of the Portfolio.

                                                                       % of Average
                                                                     Daily Net Assets
                                        % of Average                     Paid by
                                      Daily Net Assets                  Investment
                                          Paid to                       Manager to
                                         Investment                   Sub-Investment
Portfolio                                 Manager                        Manager
-------------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value                             .85%                           .55%

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of the Portfolio in excess of an annual rate of .20% of net assets until April 30, 2002. These subsidies can increase the performance of the Portfolio.

Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (Metropolitan Life Insurance Company, which acted as the investment manager of the Fund until May 1, 2001, rather than MetLife Advisers paid these expenses prior to May 1, 2001.)

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of the Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for the Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect the Portfolio's net asset value. The historical rates of portfolio turnover for the Portfolio are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of the Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including MetLife Investors Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class
E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class
B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolio is not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolio within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolio's net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

The Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including acccrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of the Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by the Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in the Portfolio's net asset value may not always correspond to changes in quoted prices of the Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

The Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in the Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of the Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, the Portfolio may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The table below has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolio, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


                                                                 State Street
                                                                Research Aurora
                                                                Small Cap Value
                                                                   Portfolio
                                                                ---------------
                                                                  Year Ended
                                                                 December 31,
                                                                   2000 (a)
                                                                ---------------
-------------------------------------------------------------------------------
Net asset value, beginning of year............................      $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss).................................         0.03
 Net realized and unrealized gain (loss) on investments.......         2.29
                                                                    -------
 Total from investment operations.............................         2.32
                                                                    -------
Less distributions
 Distributions from net investment income.....................        (0.03)
 Distributions from net realized capital gains................        (0.05)
                                                                    -------
 Total distributions..........................................        (0.08)
                                                                    -------
-------------------------------------------------------------------------------
Net asset value, end of year..................................      $ 12.24
-------------------------------------------------------------------------------
 Total return (%).............................................         23.2 (b)
Ratio of operating expenses to average net assets (%).........         1.05 (c)
Ratio of net investment income (loss) to average net assets
 (%)..........................................................         1.12 (c)
Portfolio turnover rate (%)...................................           24 (c)
Net assets, end of year (000).................................      $54,379
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................         1.34 (c)

-------
(a) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because it commenced operations only during the past year, limited performance history is available for the State Street Research Aurora Small Cap Value Portfolio. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment manager as is the Portfolio. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The table also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Fund Portfolio will bear. Finally the table also shows the performance of the Fund Portfolio over the period of its existence.

The sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in the Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF THE TABLE.

State Street Research

                                                                   State Street
                            State Street  Russell 2000            Research Aurora
  Total Return for            Research       Value                Small Cap Value
 Period (unaudited)        Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------        -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                    4.34%        -0.88%     -30.53%         5.47%
 Since inception of State
  Street Aurora Small Cap
  Value Portfolio
  (07/05/00) to 12/31/00)         --            --          --         23.22%
 One Year (12/31/99 to
  12/31/00)                    37.84%        22.83%      -9.10%          --
 Three Year (12/31/97 to
  12/31/00), annualized        16.22%         4.22%      12.26%          --
 2/13/95 to 12/31/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                        28.52%        13.23%      20.66%          --

--------
/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual fund, had assets of $1.4 billion. The total returns were calculated using the actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which the State Street Research Aurora Small Cap Value Portfolio may engage. These practices will not be the primary activity of the Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus.


  Item   Investment practice                                   Percentage limit per Portfolio on assets/1/
----------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and stock     None
         indices as a hedge against or to minimize
         anticipated loss in value.
----------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and stock      None
         indices to earn additional income, as a hedge
         against or to minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on          None
         currencies as a hedge against anticipated declines
         in currency exchange rates in which securities are
         held or to be purchased or to earn additional
         income.
----------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and indices that   None
         correlate with a Portfolio's securities for
         defensive purposes in order to protect against
         anticipated declines in values.
----------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and indices that  None correlate with that Portfolio's securities.
----------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for defensive      None
         purposes in order to protect against anticipated
         declines in values on currencies in which a
         Portfolio's securities are or may be denominated.
----------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that correlate    None
         with the currencies in which the Portfolio's
         securities may be denominated.
----------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,          None
         currency, and index put and call options "over-the-
         counter" (rather than only on established
         exchanges).
----------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on recognized    Combined limit on the sum of the initial
         futures exchanges) on debt securities and indices of  margin for futures and options sold on
         debt securities as a hedge against or to minimize     futures, plus premiums paid for
         adverse principal fluctuations resulting from         unexpired options on futures, is 5% of
         anticipated interest rate changes or to adjust        total assets (excluding "in the money")
         exposure to the bond market.
----------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on recognized     Same as Item 9
         futures exchanges) on equity securities or stock
         indices as a hedge or to enhance return.
----------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts (on      Same as Item 9
         recognized futures exchanges) as a hedge or to
         adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put and     Same as Item 9
         call options contracts on futures contracts (on
         recognized futures exchanges) of the type and for
         the same reasons the Portfolio is permitted to enter
         futures contracts.
----------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts (on     Same as Item 9
         recognized futures exchanges) of the type and for
         the same reasons the Portfolio is permitted to enter
         into futures contracts.
----------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange           None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio may
         invest.
----------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange          5% of total assets
         contracts for non hedging purposes.
----------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close out any     None
         of the above.
----------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs and POs).  None
----------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and principal     None
         only (POs) securities.
----------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on interest        None
         rates, currencies and indices as a risk management
         tool or to enhance return.

  Item   Investment practice                                   Percentage limit per Portfolio on assets/1/
----------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including investments    None
         through European Depository Receipts ("EDRs") and
         International Depository Receipts ("IDRs")).
----------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                            33 1/3% of total assets*
----------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.               15% of total assets
----------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which may       10% of total assets (except that only 5%
         involve payment of duplicate fees.                    of total assets may be invested in a
                                                               single investment company and no
                                                               portfolio can purchase more than 3% of
                                                               the total outstanding voting securities
                                                               of any one investment company or,
                                                               together with other investment companies
                                                               having the same investment adviser,
                                                               purchase more than 10% of the voting
                                                               stock of any "closed-end" investment
                                                               company).
----------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by a        None
         commercial bank or savings and loan associations (or
         its foreign branch or agency) notwithstanding that
         the bank or association has less than $1 billion
         in total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not organized in
         the U.S., and/or is not operating in the U.S.
----------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by companies       25% of total assets.* (The Fund will
         primarily engaged in any one industry. Provided       disclose when more than 25% of a
         that: (a) utilities will be considered separate       Portfolio's total assets are invested in
         industries according to type of service; (b)          four oil related industries. Companies
         oil and oil related companies will be considered      engaged in the business of financing may
         separate industries according to type;                be classified according to the
         and (c) savings, loan associations,                   industries of their parent or sponsor
         and finance companies will be considered              companies, or industries that otherwise
         separate industries.                                  most affect the financing companies).
----------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits necessary    Together with item 27, up to 1/3 of the
         to clear Portfolio transactions; enter into reverse   amount by which total assets exceed
         repurchase arrangements with banks.                   total liabilities (excluding the
                                                               liabilities represented by such
                                                               obligations).*
----------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency purposes  A. 5% of total assets*
         (e.g. to honor redemption requests which might
         otherwise require the sale of securities at           B. Together with item 26, up to 1/3 of
         an inopportune time).                                    the amount by which total assets
                                                                  exceed total liabilities (excluding
                                                                  the liabilities represented by such
                                                                  obligations).*
----------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.          None
----------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including real        10% of total assets includes REIT.* This
         estate mortgage loans.                                 limit shall not restrict investments in
                                                                exchange-traded real estate investment
                                                                trusts and shares of other real estate
                                                                companies.
----------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts ("ADRs").        None
----------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                             None on investment grade securities but
                                                                5% in below investment grade
                                                                securities.

----------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                            None
----------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                               None
----------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                          None
----------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt securities.       None

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus


Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases
 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility

 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. The Portfolio will not use futures contracts or options thereon for leveraging purposes. Certain risks exist when the Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to the Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes the Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to the Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve the Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing the Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

The Portfolio uses swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

The Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will the Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (the Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, the Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by the Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of the Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for the Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                             Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                             Sub-Investment Manager
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)


                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research or MetLife Investors Insurance Company. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

Putnam International   Putnam Large Cap
Stock Portfolio        Growth Portfolio
(formerly
Santander
International
Stock Portfolio)


                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                        Page
                                                                      in this
   Subject                                                           Prospectus
   -------                                                           ----------
   Risk/Return Summary..............................................      2
   Performance and Volatility.......................................      4
   About the Investment Managers....................................      6
   Portfolio Turnover Rates.........................................      8
   Dividends, Distributions and Taxes...............................      8
   General Information About the Fund and its Purpose...............      8
   Sale and Redemption of Shares....................................      9
   Financial Highlights.............................................     11
   Appendix A--Portfolio Manager Prior Performance..................     13
   Appendix B--Certain Investment Practices.........................     14
   Appendix C--Description of Some Investments, Techniques, and
    Risks...........................................................     17

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                               [LOGO OF METLIFE]

                          [LOGO OF PUTNAM INVESTMENTS]

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to either Portfolio.]

Risk/Return Summary

About Both the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerablility to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

Performance and Volatility

The following table and chart are provided to illustrate the variability of the investment returns that the Putman International Stock Portfolio has earned in the past.
 . Average annual total return measures the performance of the Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and since inception are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating the Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce the Portfolio's past performance. Also, past performance does not necessarily indicate how the Portfolio will perform in the future.


                         Putnam International Stock/1/

                           Investment Results
                      Average Annual Total Returns

                                   As of December 31, 2000
                             -------------------------------------

                                                         Since
                               1 Year      5 Years     Inception
                               ------      -------     ---------
Putnam International Stock
Class A                       -10.11%       4.24%        5.66%
Class E                       -10.24%       4.08%        5.50%
-----------------------------------------------------------------
MSCI EAFE Index               -14.17%       7.13%        7.63%
                                     [CHART]
                              1992          -10.21
                              1993           47.76
                              1994            5.08
                              1995            0.84
                              1996           -1.77
                              1997           -2.34
                              1998           22.56
                              1999           16.44
                              2000          -10.11
During the period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

   Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with the Putnam International Stock Portfolio or the Putnam Large Cap Growth Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for both the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for both the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the Putnam International Stock Portfolio.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the Putnam International Stock Portfolio.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for both the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Defensive Strategies

The portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLie owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC. ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays Putnam for its sub-investment management services to each Portfolio. There is no separate charge to the Fund for such services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                       % of Average
                                                                     Daily Net Assets
                                        % of Average                     Paid by
                                      Daily Net Assets                  Investment
                                          Paid to                       Manager to
                                         Investment                   Sub-Investment
Portfolio                                 Manager                        Manager
-------------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                           .57%
-------------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                           .50%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of the Putnam Large Cap Growth Portfolio in excess of
 .20% of the average net assets of that Portfolio until the earlier of either total net assets of the Portfolio reaching $100 million or April 30, 2002:

Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance will Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)

These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including MetLife Investors Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]
Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) an other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and
 .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Select Data For a Share of Capital                               Putnam Large
Stock Outstanding Throughout each Period:                         Cap Growth
                                                                  Portfolio
                                                                 ------------
                                                                  Year Ended
                                                                 December 31,
                                                                   2000 (a)
                                                                 ------------
-------------------------------------------------------------------------------
Net asset value, beginning of year.............................    $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)..................................      (0.01)
 Net realized and unrealized gain (loss) on investments........      (2.70)
                                                                   -------
 Total from investment operations..............................      (2.71)
                                                                   -------
Less distributions
 Distributions from net investment income......................       0.00
 Distributions from net realized capital gains.................       0.00
                                                                   -------
 Total distributions...........................................       0.00
                                                                   -------
-------------------------------------------------------------------------------
Net asset value, end of year...................................    $  7.29
-------------------------------------------------------------------------------
 Total return (%)..............................................      (27.0) (b)
Ratio of operating expenses to average net assets (%)..........       1.00 (c)
Ratio of net investment income (loss) to average net assets
 (%)...........................................................      (0.23) (c)
Portfolio turnover rate (%)....................................         70 (c)
Net assets, end of year (000)..................................    $36,932
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%)......................................................       1.39 (c)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because Putnam Large Cap Growth did not commence operations until May 1, 2000, limited performance history is available for this Portfolio. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment manager as is this Portfolio. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally each table also shows the performance of the Portfolio over the period of its existence.

The sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF THE TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%       -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --        -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000 the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio                                        Portfolio
  Number   Portfolio Name                          Number   Portfolio Name
 --------- --------------                         --------- --------------
    1.     Putnam International Stock                2.     Putnam Large Cap Growth


                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    Both          None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     Both          None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   1             None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         Both          None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        Both          None
         indices that correlate with that Portfolio's
         securities.
----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1             None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1             None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1             None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        Both          Combined limit on the sum of
         recognized futures exchanges) on debt                        the initial margin for
         securities and indices of debt securities as                 futures and options sold on
         a hedge against or to minimize adverse                       futures, plus premiums paid
         principal fluctuations resulting from                        for unexpired options on
         anticipated interest rate changes or to                      futures, is 5% of total
         adjust exposure to the bond market.                          assets (excluding "in the
                                                                      money" as defined by the
                                                                      Commodity Futures Trading
                                                                      Commission)
----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         Both          Same as Item 9
         recognized futures exchanges) on equity
         securities or stock indices as a hedge or to
         enhance return.
----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1             Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  Both          Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
----------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  Both          Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   Both          None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
----------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1             5% of total assets
         contracts for non hedging purposes.
----------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     Both          None
         out any of the above.
----------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    Both          None
         and POs).
----------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       Both          None
         principal only (POs) securities.
----------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         Both          None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.
----------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 2          A. 10% of total assets in
         investments through European Depository                        securities of foreign
         Receipts ("EDRs") and International                            issuers except 25% of
         Depository Receipts ("IDRs")).                                 total assets may be
                                                                        invested in securities
                                                                        issued, assumed, or
                                                                        guaranteed by foreign
                                                                        governments or their
                                                                        political subdivisions or
                                                                        instrumentalities; assumed
                                                                        or guaranteed by domestic
                                                                        issuers; or issued,
                                                                        assumed, or guaranteed by
                                                                        foreign issuers with a
                                                                        class of securities listed
                                                                        on the New York Stock
                                                                        Exchange.*
                                                        B. 1          B. None
----------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1          A. 20% of total assets*
                                                        B. 2          B. 33 1/3% of total assets*
----------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        Both          15% of total assets
----------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    Both          10% of total assets except
         may involve payment of duplicate fees.                       as in B below (except that
                                                                      only 5% of total assets may
                                                                      be invested in a single
                                                                      investment company and no
                                                                      portfolio can purchase more
                                                                      than 3% of the total
                                                                      outstanding voting
                                                                      securities of any one
                                                                      investment company or,
                                                                      together with other
                                                                      investment companies having
                                                                      the same investment adviser,
                                                                      purchase more than 10% of
                                                                      the voting stock of any
                                                                      "closed-end" investment
                                                                      company).
----------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   Both          None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
----------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by          Both          25% of total assets.* (The
         companies primarily engaged in any one                       Fund will disclose when more
         industry. Provided that: (a) utilities will                  than 25% of a Portfolio's
         be considered separate industries according                  total assets are invested in
         to type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                        industries).
         industries according to type; and (c)
         savings, loan associations, and finance
         companies will be considered separate
         industries.
----------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       Both          Together with item 27, up to
         necessary to clear Portfolio transactions;                   1/3 of the amount by which
         enter into reverse repurchase arrangements                   total assets exceed total
         with banks.                                                  liabilities (excluding the
                                                                      liabilities represented by
                                                                      such obligations).*

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    A. Both       A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might       B. Both       B. Together with item 26, up
         otherwise require the sale of securities at                    to 1/3 of the amount by
         an inopportune time).                                          which total assets exceed
                                                                        total liabilities
                                                                        (excluding the liabilities
                                                                        represented by such
                                                                        obligations).*
----------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  Both          None
----------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     Both          10% of total assets includes
         real estate mortgage loans.                                  REIT*. This limit shall not
                                                                      restrict investments in
                                                                      exchange-traded real estate
                                                                      investment trusts and shares
                                                                      of other real estate
                                                                      companies.
----------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 2          A. Together with the assets
         ("ADRs").                                                      referred to in Item 20 A
                                                                        above, 35% of total assets
                                                        B. 1          B. None
----------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     Both          None on investment grade
                                                                      securities but 5% in below
                                                                      investment grade securities.
----------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    Both          None
----------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       Both          None
----------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  Both          None
----------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           Both          None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.


[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------


                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                             Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, MetLife Advisers, MetLife, MetLife Investors Insurance Company or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                               485 E US Highway 1
                                South, 4th Floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                               [LOGO OF METLIFE]

[LOGO OF JANUS]

[LOGO OF PUTNAM INVESTMENTS]

                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus are the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio and the Janus Mid Cap Portfolio.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      4
   About the Investment Managers.....................................      7
   Portfolio Turnover Rates..........................................      9
   Dividends, Distributions and Taxes................................      9
   General Information About the Fund and its Purpose................     10
   Sale and Redemption of Shares.....................................     11
   Financial Highlights..............................................     12
   Appendix A--Certain Investment Practices..........................     15
   Appendix B--Description of Some Investments,
    Techniques, and Risks............................................     18


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to either Portfolio.]

Risk/Return Summary

About All the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to a particular Portfolio. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: MetLife Stock Index Portfolio]

About the MetLife Stock Index Portfolio

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the actual index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio).

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following table and chart are provided to illustrate the variability of the investment returns that each Portfolio has earned in the past.

 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1 year, 5 years (if applicable) and since inception are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 .  In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                              MetLife Stock Index
              Investment Results
          Average Annual Total Returns
                                            As of December 31, 2000
                                            --------------------------
                                            1 Year  5 Years   10 Years
                                            ------  --------  --------
                 MetLife
                 Stock Index
                 Class A                     -9.34%  17.89%    17.02%
                 Class E                     -9.47%  17.65%    16.82%
                 Class B                     -9.56%  17.53%    16.70%
                 -----------------------------------------------------
                 S&P 500 Index               -9.10%  18.33%    17.44%



       91     92     93    94     95     96     97    98      99     00
     -----   -----  ----  ----  -----  -----  -----  -----  -----  -----
     29.76   7.44   9.54  1.18  36.87  22.66  32.19  28.23  20.79  -9.34

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30. 1990).



                          Putnam International Stock \1\
        Investment Results
     Average Annual Total Returns
                                   As of December 31, 2000
                                   ---------------------------
                                                       Since
                                   1 Year   5 Years  Inception
                                   ------   -------  ---------
Putnam International Stock
Class A                            -10.11%   4.24%     5.66%
Class E                            -10.24%   4.08%     5.50%
--------------------------------------------------------------
MSCI EAFE Index                    -14.17%   7.13%     7.63%


       92      93     94     95      96      97     98     99      00
     ------  -----   -----  ----   -----   -----  -----   -----  ------
     -10.21  47.76    5.08  0.84   -1.77   -2.34  22.56   16.44  -10.11

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

1. Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                                 Janus Mid Cap
    Investment Results
Average Annual Total Returns

                  As of December 31, 2000
                  -----------------------

                                Since
                      1 Year  Inception
                      ------  ---------
Janus Mid Cap
Class A               -31.24%   29.56%         97*    98     99     00
Class E               -31.36%   29.36%        -----  ----- ------ ------
Class B               -31.42%   29.24%        28.22  37.19 122.92 -31.24
--------------------------------------
S&P Midcap 400 Index   17.51%   20.80%  *For the period March 3, 1997 to
                                         December 31, 1997

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with the MetLife Stock Index Portfolio or the Janus Mid Cap Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio and the Janus Mid Cap Portfolio.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended period of economic expansion.

This is a principal risk for the MetLife Stock Index Portfolio, the Putnam International Stock Portfolio and the Janus Mid Cap Portfolio.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This a principal risk of investing in the MetLife Stock Index Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk of investing in the Janus Mid Cap Portfolio and the Putnam International Stock Portfolio.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix B.)

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the Putnam International Stock Portfolio.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk of investing in the Janus Mid Cap Portfolio and the Putnam International Stock Portfolio.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Defensive Strategies

With respect to the Janus Mid Cap Portfolio and the Putnam International Stock Portfolio, the portfolio manager may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. The Portfolio manager may use defensive strategies when it believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that the Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management

LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: Portfolio management of the MetLife Stock Index Portfolio]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the MetLife Stock Index Portfolio. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

[SIDEBAR: Portfolio management of the Putnam International Stock Portfolio]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam International Stock Portfolio. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for its sub-investment management services. There is no separate charge to the Fund for such services.

The investment management fee for the MetLife Stock Index Portfolio for the year ending December 31, 2000 was .25% as an annual percentage of the average daily net assets of that Portfolio. This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Investment Management Fees]

The investment management fee and sub-investment management fee for the Janus Mid Cap Portfolio for the year ending December 31, 2000 were .66% and total
 .46%, respectively as an annual percentage of the average daily net assets of that Portfolio.

The investment management fee and sub-investment management fee for the Putnam International Stock Portfolio for the year ending December 31, 2000 were .85% and .57%, respectively, as an annual percentage of the average daily net assets of that Portfolio. Putnam replaced Santander as sub-investment manager of the Portfolio on January 24, 2000. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.

The Fund is responsible for paying its own expenses. However, until December 30, 1997 MetLife voluntarily paid expenses of the Janus Mid Cap Portfolio in excess of a certain percentage of net assets. This arrangement increased the performance of the Portfolio.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for each Portfolio are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends are reinvested]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including New England Life Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans; (4) loan repayments; and (5) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
    1.     Janus Mid Cap

 Portfolio
  Number   Portfolio Name
 --------- --------------
    2.     MetLife Stock Index
    3.     Putnam International Stock


                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All        None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     1,3        None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
-------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   1,3        None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
-------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All        None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
-------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All        None
         indices that correlate with that Portfolio's
         securities.
-------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1,3        None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
-------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1,3        None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
-------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1,3        None
         currency and index put and call options "over
         the counter" (rather than only on established
         exchanges)
-------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        1,3        Combined limit on the sum of
         recognized futures exchanges) on debt                     the initial margin for
         securities and indices of debt securities as              futures and options sold on
         a hedge against or to minimize adverse                    futures, plus premiums paid
         principal fluctuations resulting from                     for unexpired options on
         anticipated interest rate changes or to                   futures, is 5% of total
         adjust exposure to the bond market.                       assets (excluding "in the
                                                                   money" and "bona fide
                                                                   hedging" as defined by the
                                                                   Commodity Futures Trading
                                                                   Commission)
-------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All        Same as Item 9, except "bona
         recognized futures exchanges) on equity                   fide hedging" exclusion only
         securities or stock indices as a hedge or to              applies to Portfolio 1
         enhance return.
-------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1,3        Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
-------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All        Same as Item 10
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  1,3        Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
-------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   1,3        None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1,3        5% of total assets
         contracts for non hedging purposes.
-------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All        None
         out any of the above.
-------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All        None
         and POs).
-------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       1,3        None
         principal only (POs) securities.
-------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1,3        None
         interest rates, currencies and indices as a
         risk management tool.
-------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1       A. 30% of total assets in
         investments through European Depository                     foreign securities
         Receipts ("EDRs") and International                         denominated in a foreign
         Depository Receipts ("IDRs")).                              currency and not publicly
                                                                     traded in U.S.*
                                                        B. 2       B. 10% of total assets in
                                                                     securities of foreign
                                                                     issuers except 25% of
                                                                     total assets may be
                                                                     invested in securities
                                                                     issued, assumed or
                                                                     guaranteed by foreign
                                                                     governments or their
                                                                     political subdivisions or
                                                                     instrumentalities; assumed
                                                                     or guaranteed by domestic
                                                                     issuers; or issued,
                                                                     assumed or guaranteed by
                                                                     foreign issuers with a
                                                                     class of securities listed
                                                                     on the New York Stock
                                                                     Exchange.*
                                                        C. 3       C. None
-------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1       A. 25% of total assets*
                                                        B. 2,3     B. 20% of total assets*
-------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        All        15% of total assets
-------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All     A. 10% of total assets
         may involve payment of duplicate fees.                      except as in B below
                                                                     (except that only 5% of
                                                                     total assets may be
                                                                     invested in a single
                                                                     investment company and no
                                                                     portfolio can purchase
                                                                     more than 3% of the total
                                                                     outstanding voting
                                                                     securities of any one
                                                                     investment company or,
                                                                     together with other
                                                                     investment companies
                                                                     having the same investment
                                                                     adviser, purchase more
                                                                     than 10% of the voting
                                                                     stock of any "closed-end"
                                                                     investment company).
                                                        B. 1       B. Up to 25% of total assets
                                                                     may be invested in
                                                                     affiliated money market
                                                                     funds for defensive
                                                                     purposes or as a means of
                                                                     receiving a return on idle
                                                                     cash.
-------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1,3        None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------
  25     Invest in securities issued by companies       All        25% of total assets* (The
         primarily engaged in any one industry.                    Fund will disclose when more
         Provided that: (a) utilities will be                      than 25% of a Portfolio's
         considered separate industries according to               total assets are invested in
         type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                     industries).
         industries according to type; and (c)
         savings, loan associations and finance
         companies will be considered separate
         industries.
-------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All        Together with item 27, up to
         necessary to clear Portfolio transactions;                1/3 of the amount by which
         enter into reverse repurchase arrangements                total assets exceed total
         with banks.                                               liabilities (less those
                                                                   represented by such
                                                                   obligations).*

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    All        5% of total assets. Together
         purposes (e.g. to honor redemption requests               with item 26, up to 1/3 of
         which might otherwise require the sale of                 the amount by which total
         securities at an inopportune time).                       assets exceed total
                                                                   liabilities (excluding the
                                                                   liabilities represented by
                                                                   such obligations).*
-------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  All        None
-------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All        10% of total assets includes
         real estate mortgage loans.                               REIT.* This limit shall not
                                                                   restrict investments in
                                                                   exchange-traded real estate
                                                                   investment trusts and shares
                                                                   of other real estate
                                                                   companies.
-------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1,3     A. None
         ("ADRs").
                                                        B. 2       B. 30% of total assets
-------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. 1,2     A. None
                                                        B. 3       B. None on investment grade
                                                                     securities but 5% in below
                                                                     investment grade.
-------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    All        None
-------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       All        None
-------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  All        None
-------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           All        None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix B To Prospectus










Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (referred to as "index sponsor"). The index sponsor has no responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:

 .  greater price volatility because they are less broadly traded
 .  less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes the Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate the Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust the Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although a Portfolio may reduce its overall risk by providing further diversification, the Portfolio will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect

 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             Metlife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metlife Advisers, Metropolitan Life, New En-gland Life Insurance Company, Putnam or Janus. This Prospectus does not consti-tute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on the Portfolio's investments and a discussion of the market conditions and investment strategies that affected the Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th Floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus are the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      4
   About the Investment Managers.....................................      6
   Portfolio Turnover Rates..........................................      8
   Dividends, Distributions and Taxes................................      8
   General Information About the Fund and its Purpose................      8
   Sale and Redemption of Shares.....................................      9
   Financial Highlights..............................................     11
   Appendix A--Certain Investment Practices..........................     13
   Appendix B--Description of Some Investments,
    Techniques, and Risks............................................     16


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                               [LOGO OF METLIFE]

                                [LOGO OF JANUS]

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to either Portfolio.]

Risk/Return Summary

About Both the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to a particular Portfolio. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

About the MetLife Stock Index Portfolio

[SIDEBAR: MetLife Stock Index Portfolio]

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the actual index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.



                                 Janus Mid Cap

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------
                                                    Since
                                        1 Year    Inception
                                        ------    ---------
                Janus Mid Cap
                Class A                 -31.24%    29.56%
                Class E                 -31.36%    29.36%
                Class B                 -31.42%    29.24%
                ---------------------------------------------------
                S&P 500 Index            17.51%    20.80%
                ---------------------------------------------------


                                 Janus Mid Cap

                                 [BAR CHART]

                    1997*        1998         1999      2000
                   ------       ------       ------    ------
                   28.22        37.19        122.92    -31.24

* For the period March 3, 1997 to December 31, 1997.

                              MetLife Stock Index

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        -------------------------------
                                        1 Year     5 Years     10 Years
                                        ------    ---------    --------
                MetLife
                Stock Index
                Class A                  -9.34%    17.89%      17.02%
                Class E                  -9.47%    17.65%      16.82%
                Class B                  -9.56%    17.53%      16.70%
                -------------------------------------------------------
                S&P 500 Index            -9.10%    18.33%      17.44%
                -------------------------------------------------------

                              MetLife Stock Index

                                 [BAR CHART]

  1991   1992    1993    1994    1995     1996   1997   1998    1999    2000
 ------ ------  ------  ------  ------   ------ ------ ------  ------  ------
  29.76  7.44    9.54   1.18    36.87    22.66   32.19  28.23   20.79  -9.34

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with the MetLife Stock Index Portfolio or the Janus Mid Cap Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for both the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended period of economic expansion.

This is a principal risk for both the MetLife Stock Index Portfolio and the Janus Mid Cap Portfolio.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This a principal risk of investing in the MetLife Stock Index Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix B.)

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk of investing in the Janus Mid Cap Portfolio.

Defensive Strategies

With respect to the Janus Mid Cap Portfolio, the portfolio manager generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. The portfolio manager may use defensive strategies when it believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that the Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]
Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000, MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for such services.

The investment management fee for the MetLife Stock Index Portfolio for the year ending December 31, 2000 was .25% as an annual percentage of the average daily net assets of that Portfolio. The Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Investment Management Fees]

The investment management fee and sub-investment management fee for the Janus Mid Cap Portfolio for the year ending December 31, 2000 were .66% and total
 .46%, respectively as an annual percentage of the average daily net assets of that Portfolio.

The Fund is responsible for paying its own expenses. Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.) However, until December 31, 1997 MetLife voluntarily paid expenses of the Janus Mid Cap Portfolio in excess of a certain percentage of net assets. This arrangement increased the performance of the Portfolio.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for each Portfolio are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends are reinvested]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and MetLife do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which either or both of the Portfolios may engage. These practices will not be the primary activity of either Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio                                        Portfolio
  Number   Portfolio Name                          Number   Portfolio Name
 --------- --------------                         --------- --------------
    1.     Janus Mid Cap                             2.     MetLife Stock Index


                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    Both       None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     1          None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
-------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   1          None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
-------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         Both       None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
-------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        Both       None
         indices that correlate with that Portfolio's
         securities.
-------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1          None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
-------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1          None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
-------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1          None
         currency and index put and call options "over
         the counter" (rather than only on established
         exchanges)
-------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        1          Combined limit on the sum of
         recognized futures exchanges) on debt                     the initial margin for
         securities and indices of debt securities as              futures and options sold on
         a hedge against or to minimize adverse                    futures, plus premiums paid
         principal fluctuations resulting from                     for unexpired options on
         anticipated interest rate changes or to                   futures, is 5% of total
         adjust exposure to the bond market.                       assets (excluding "in the
                                                                   money" and "bona fide
                                                                   hedging" as defined by the
                                                                   Commodity Futures Trading
                                                                   Commission)
-------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         Both       Same as Item 9, except "bona
         recognized futures exchanges) on equity                   fide hedging" exclusion only
         securities or stock indices as a hedge or to              applies to Portfolio 1
         enhance return.
-------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1          Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
-------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  Both       Same as Item 10
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
-------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  1          Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
-------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   1          None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1          5% of total assets
         contracts for non hedging purposes.
-------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     Both       None
         out any of the above.
-------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    Both       None
         and POs).
-------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       1          None
         principal only (POs) securities.
-------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1          None
         interest rates, currencies and indices as a
         risk management tool.
-------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1       A. 30% of total assets in
         investments through European Depository                     foreign securities
         Receipts ("EDRs") and International                         denominated in a foreign
         Depository Receipts ("IDRs")).                              currency and not publicly
                                                                     traded in U.S.*
                                                        B. 2       B. 10% of total assets in
                                                                     securities of foreign
                                                                     issuers except 25% of
                                                                     total assets may be
                                                                     invested in securities
                                                                     issued, assumed or
                                                                     guaranteed by foreign
                                                                     governments or their
                                                                     political subdivisions or
                                                                     instrumentalities; assumed
                                                                     or guaranteed by domestic
                                                                     issuers; or issued,
                                                                     assumed or guaranteed by
                                                                     foreign issuers with a
                                                                     class of securities listed
                                                                     on the New York Stock
                                                                     Exchange.*
-------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1       A. 25% of total assets*
                                                        B. 2       B. 20% of total assets*
-------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        Both       15% of total assets
-------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. Both    A. 10% of total assets
         may involve payment of duplicate fees.                      except as in B below
                                                                     (except that only 5% of
                                                                     total assets may be
                                                                     invested in a single
                                                                     investment company and no
                                                                     portfolio can purchase
                                                                     more than 3% of the total
                                                                     outstanding voting
                                                                     securities of any one
                                                                     investment company or,
                                                                     together with other
                                                                     investment companies
                                                                     having the same investment
                                                                     adviser, purchase more
                                                                     than 10% of the voting
                                                                     stock of any "closed-end"
                                                                     investment company).
                                                        B. 1       B. Up to 25% of total assets
                                                                     may be invested in
                                                                     affiliated money market
                                                                     funds for defensive
                                                                     purposes or as a means of
                                                                     receiving a return on idle
                                                                     cash.
-------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1          None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------
  25     Invest in securities issued by companies       Both       25% of total assets* (The
         primarily engaged in any one industry.                    Fund will disclose when more
         Provided that: (a) utilities will be                      than 25% of a Portfolio's
         considered separate industries according to               total assets are invested in
         type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                     industries).
         industries according to type; and (c)
         savings, loan associations and finance
         companies will be considered separate
         industries.
-------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       Both       Together with item 27, up to
         necessary to clear Portfolio transactions;                1/3 of the amount by which
         enter into reverse repurchase arrangements                total assets exceed total
         with banks.                                               liabilities (less those
                                                                   represented by such
                                                                   obligations).*

                                                                   Percentage limit per Portfolio
  Item   Investment practice                            Portfolios on assets/1/
-------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    Both       5% of total assets. Together
         purposes (e.g. to honor redemption requests               with item 26, up to 1/3 of
         which might otherwise require the sale of                 the amount by which total
         securities at an inopportune time).                       assets exceed total
                                                                   liabilities (excluding the
                                                                   liabilities represented by
                                                                   such obligations).*
-------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  Both       None
-------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     Both       10% of total assets includes
         real estate mortgage loans.                               REIT.* This limit shall not
                                                                   restrict investments in
                                                                   exchange-traded real estate
                                                                   investment trusts and shares
                                                                   of other real estate
                                                                   companies.
-------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1       A. None
         ("ADRs").
                                                        B. 2       B. 30% of total assets
-------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     Both       None
-------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    Both       None
-------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       Both       None
-------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  Both       None
-------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           Both       None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix B To Prospectus






Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (referred to as "index sponsor"). The index sponsor has responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:

 .  greater price volatility because they are less broadly traded
 .  less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes the Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate the Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust the Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although a Portfolio may reduce its overall risk by providing further diversification, the Portfolio will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect

 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                             Sub-Investment Manager
                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers or Janus. This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on the Portfolio's investments and a discussion of the market conditions and investment strategies that affected the Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                             485 E. U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
EO1048VO6(exp0502)MLIC-LD

                                [METLIFE LOGO]

                         [STATE STREET RESEARCH LOGO]

                                 [JANUS LOGO]

                            [NEUBERGER BERMAN LOGO]

                           [PUTNAM INVESTMENTS LOGO]

                     [FRANKLIN TEMPLETON INVESTMENTS LOGO]




                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street Research Investment              Neuberger Berman
Trust Portfolio                               Partners Mid Cap Value
(formerly State                               Portfolio
Street Research
Growth Portfolio)                             Lehman Brothers(R)
                                              Aggregate Bond Index
State Street                                  Portfolio
Research
Aurora Small Cap                              MetLife Stock Index
Value                                         Portfolio
Portfolio
                                              MetLife Mid Cap Stock
Putnam                                        Index Portfolio
International
Stock Portfolio                               Morgan Stanley EAFE(R)
(formerly                                     Index Portfolio
Santander
International                                 Russell 2000(R) Index
Stock Portfolio)                              Portfolio

Putnam Large Cap                              Franklin Templeton Small
Growth Portfolio                              Cap
                                              Growth Portfolio
Janus Mid Cap
Portfolio

Janus Growth Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.
Janus Growth
Portfolio

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      9
   About the Investment Managers.....................................     15
   Portfolio Turnover Rates..........................................     20
   Dividends, Distributions and Taxes................................     20
   General Information About the Fund and its Purpose................     21
   Sale and Redemption of Shares.....................................     22
   Financial Highlights..............................................     23
   Appendix A--Portfolio Manager Prior Performance...................     28
   Appendix B--Certain Investment Practices..........................     31
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     34

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.


[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies with capitalizations of approximately $1.1 billion. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.


[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.


[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Janus Growth Portfolio




[SIDEBAR: Janus Growth Portfolio:]

About the Janus Growth Portfolio:

Investment objectives: long-term growth of capital.

Principal investment strategies: The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Portfolio may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.

The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Prepayment Risk;" "Investing in larger companies;" "Growth Investing;" "Investing in securities of foreign issuers;" "Investing in medium size companies;" and "Investing in fixed income securities." Also, the Portfolio may have higher risk because it may invest in lower rated bonds (commonly known as "junk bonds") which have higher default rates than do high quality bonds. Volatility may be indicative of risk.

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102.5 million and $12.3 billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Franklin Templeton Small Cap Growth Portfolio]

About the Franklin Templeton Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal Investment Strategies: Under normal market conditions the Portfolio invests in at least 65% of its total assets in the equity securities of U.S. small capitalization ("small-cap") companies. For this Portfolio, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2500 Growth index, whichever is greater, at the time of the purchase. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies and foreign securities. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Portfolio's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk.

About all the Index Portfolios

[SIDEBAR: The Index Portfolios]

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed- income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000 Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $10.4 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.




                    [STATE STREET RESEARCH INVESTMENT TRUST]

                   State Street Research Investment Trust/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Investment Trust
     Class A                     -6.18%        17.45%        17.20%
     Class E                     -6.33%        17.30%        17.05%
     Class B                     -6.43%        17.20%        16.95%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            33.09%
                            1992            11.56%
                            1993            14.40%
                            1994            -3.25%
                            1995            33.14%
                            1996            22.18%
                            1997            28.36%
                            1998            28.18%
                            1999            18.47%
                            2000            -6.18%
During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.3% (quarter ended September 30, 1998).

-------
1. Formerly known as State Street Research Growth Portfolio.


                  State Street Research Aurora Small Cap Value

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

                         Putnam International Stock/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                                              Since
                                 1 Year        5 Years      Inception
                                 ------        -------      ---------
     Putnam International Stock
     Class A                    -10.11%         4.24%         5.66%
     Class E                    -10.24%         4.08%         5.50%
     ---------------------------------------------------------------
     MSCI EAFE Index            -14.17%         7.13%         7.63%

                                    [GRAPH]

                            1992           -10.21%
                            1993            47.76%
                            1994             5.08%
                            1995             0.84%
                            1996            -1.77%
                            1997            -2.34%
                            1998            22.56%
                            1999            16.44%
                            2000           -10.11%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

/1/ Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

   Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.



                                 Janus Mid Cap

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Janus Mid Cap
     Class A                    -31.24%        29.56%
     Class E                    -31.36%        29.36%
     Class B                    -31.42%        29.24%
     ---------------------------------------------------
     S&P MidCap 400 Index        17.51%        20.80%

                                    [GRAPH]

                           1997*           28.22%
                           1998            37.19%
                           1999           122.92%
                           2000           -31.24%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was 27.7% (quarter ended December 31, 2000).


                                  Janus Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.

                    Neuberger Berman Partners Mid Cap Value


                              Investment Results
                         Average Annual Total Returns

                                                As of December 31, 2000
                                                -----------------------

Neuberger Berman Partners                                     Since
                                                  1 Year    Inception
Mid Cap Value Fund                                ------    ---------

Class A                                           28.25%      25.29%
Class E                                           28.08%      25.11%
Class B                                           27.89%      24.97%
------------------------------------------------------------------------
S&P MidCap 400/BARRA
Value Index                                       27.84%      16.74%


                                  [BAR CHART]


                               1998*        7.44
                               1999        17.63
                               2000        28.25


*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was -12.6% (quarter ended September 30, 1999)

                      Franklin Templeton Small Cap Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.

                    Lehman Brothers(R) Aggregate Bond Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Lehman Brothers
     Aggregate Bond Index
     Class A                            11.41%         5.17%
     Class E                            11.26%         5.02%
     Class B                            11.16%         4.92%
     --------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index               11.63%         5.23%


                                  [BAR CHART]

                            1998*            1.38%
                            1999            -1.37%
                            2000            11.41%

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).



                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      --------
     MetLife
     Stock Index
     Class A                     -9.34%        17.89%        17.02%
     Class E                     -9.47%        17.65%        16.82%
     Class B                     -9.56%        17.53%        16.70%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            29.76%
                            1992             7.44%
                            1993             9.54%
                            1994             1.18%
                            1995            36.87%
                            1996            22.66%
                            1997            32.19%
                            1998            28.23%
                            1999            20.79%
                            2000            -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).

[MORGAN STANLEY EAFE INDEX]

                         Morgan Stanley EAFE(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------
     Morgan Stanley EAFE
     Portfolio
     Class A                    -14.90%         6.95%
     Class E                    -14.61%         6.80%
     Class B                    -14.71%         6.69%
     ---------------------------------------------------
     MSCI EAFE(R) Index         -14.17%         8.39%

                                    [GRAPH]

                           1998*            8.11%
                           1999            24.90%
                           2000           -14.48%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -0.8% (quarter ended September 30, 2000).


                             Russell 2000(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
     Russell 2000 Index          1 Year      Inception
     Portfolio                   ------      ---------

     Class A                     -3.80%        10.78%
     Class E                     -3.95%        10.63%
     Class B                     -4.04%        10.52%
     ---------------------------------------------------
     Russell 2000 Index          -3.02%        10.87%


                                    [GRAPH]


                           1998*            5.48%
                           1999            22.73%
                           2000             -3.8%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended September 30, 1999).


                          MetLife Mid Cap Stock Index

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Neuberger Berman Partners Mid Cap Value, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aurora Small Cap Value, State Street Research Investment Trust, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
Lehman Brothers Aggregate Bond Index and Janus Growth.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
Lehman Brothers Aggregate Bond Index and Janus Growth.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolio:
Lehman Brothers Aggregate Bond Index.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Morgan Stanley EAFE Index, Janus Mid Cap, Janus Growth and Franklin Templetion Small Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aurora Small Cap Value, Neuberger Berman Partners Mid Cap Value and Putnam International Stock.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth and Franklin Templeton Small Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Aurora Small Cap Value Portfolio:

Rudolph K. Kluiber has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined State Street Research in 1989 and has worked as an investment professional since 1988.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Portfolios. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Funds, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

The following gives you information on the portfolio managers for the Janus portfolios:

Janus Mid Cap Portfolio:

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

Janus Growth Portfolio:
John H. Schreiber, Vice President and Portfolio Manager, joined Janus in 1997 as an equity research analyst. He is the portfolio manager and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber currently manages the Janus Fund 2. Mr. Schreiber previously served as an assistant portfolio manager of Janus Equity Income Fund and Janus Balanced Fund from January 1999 through December 1999.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]

Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2000 of about $55.5 billion.

Robert I. Gendelman has co-managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994. [SIDEBAR: Portfolio Management of the Franklin Templeton Small Cap Growth]

Franklin Advisers, Inc. is the sub-investment manager for the Franklin Templeton Small Cap Growth Portfolio. Together, Franklin Advisers, Inc. and its affiliates manage over $229 billion in assets.

The team responsible for the Portfolio's management is made up of the following managers:

Edward B. Jamieson, Executive Vice President of Franklin Advisers, Inc., who joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since 1992. Michael McCarthy, Vice President of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since 1993. Aidan O'Connell, Portfolio Manager of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
MetLife Stock Index                         .25%                        N/A/2/
-----------------------------------------------------------------------------------
State Street Research
Investment Trust                            .47%                          .32%
-----------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                          .57%
-----------------------------------------------------------------------------------
Janus Mid Cap                               .66%                          .46%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                       .25%                        N/A/2/
-----------------------------------------------------------------------------------
Russell 2000 Index                          .25%                        N/A/2/
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                   .30%                        N/A/2/
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value                                   .70%                          .50%
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                 .25%                        N/A/2/
-----------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                          .50%
-----------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value                             .85%                          .55%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

The Portfolios indicated in the following table will commence operation on or about May 1, 2001. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of each Portfolio.

                                                                          % per
                                            % per                         annum
                                            annum                        Paid to
                            Average        paid to        Average          Sub-
                           Daily Net      Investment     Daily Net      Investment
Portfolio                    Assets        Manager         Assets        Manager
----------------------------------------------------------------------------------
Franklin Templeton     first $500 million    .90%    first $200 million    .60%
Small Cap Growth       over $500 million     .85%    next $300 million     .52%
                                                     over $500 million     .50%
----------------------------------------------------------------------------------
Janus Growth           first $500 million    .80%    first $100 million    .55%
                       next $500 million     .75%    next $400 million     .50%
                       over $1 billion       .70%    over $500 million     .45%

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of certain Portfolios in excess of a certain annual percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                                          SUBSIDIZED
                                         EXPENSES* IN
PORTFOLIO                                 EXCESS OF      NET ASSETS     DATE
Morgan Stanley EAFE Index                   0.40%       $200 million   4/30/02
Putnam Large Cap Growth                     0.20%       $100 million   4/30/02
State Street Research Aurora Small Cap
Value/1/                                    0.20%       $100 million   4/30/02
MetLife Mid Cap Stock Index/1/              0.20%       $100 million   6/30/02
Russell 2000 Index                          0.30%       $200 million   4/30/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)
/1/MetLife Advisers will continue to pay the expenses for this Portfolio through April 30, 2002 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, July 13, 1999 and December 3, 1999 respectively. MetLife ceased subsidizing such expenses for the Morgan Stanley EAFE(R) Index and Neuberger Berman Partners Mid Cap Value Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2002, all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                                                   Percentage of
 Portfolio/Class                                                    net assets
 ---------------                                                   -------------
Janus Growth Portfolio
  Class A.........................................................     0.95
  Class E.........................................................     1.10
  Class B.........................................................     1.20
Franklin Templeton Small Cap Growth Portfolio
  Class A.........................................................     1.05
  Class E.........................................................     1.20
  Class B.........................................................     1.30

Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including New England Life Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's

Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including acccrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of        Putnam International Stock Portfolio
Capital Stock Outstanding       ------------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                ------------------------------------------------
                                  2000      1999      1998      1997      1996
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of
 year.........................    $13.87    $14.14    $11.67    $11.95    $12.29
---------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income........      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments..     (1.42)     2.05      2.50     (0.38)    (0.28)
                                --------  --------  --------  --------  --------
 Total from investment
  operations..................     (1.40)     2.18      2.63     (0.28)    (0.21)
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains......      0.00     (2.32)     0.00      0.00     (0.13)
                                --------  --------  --------  --------  --------
 Total distributions..........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                                --------  --------  --------  --------  --------
---------------------------------------------------------------------------------
Net asset value, end of year..    $12.39    $13.87    $14.14    $11.67    $11.95
---------------------------------------------------------------------------------
 Total return (%).............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses to
 average net assets (%).......      1.09      0.97      1.02      1.03      0.97
Ratio of net investment income
 to average net assets (%)....      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)...       166        87       156       182       117
Net assets, end of year (000).  $428,519  $317,831  $297,381  $267,089  $303,826

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital               Neuberger Berman Partners
Stock Outstanding Throughout each Period:           Mid Cap Value Portfolio
                                                   ---------------------------
                                                    Year ended December 31,
                                                   ---------------------------
                                                     2000     1999    1998 (a)
                                                   --------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year...............    $11.97   $10.73   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........................      0.04     0.06     0.03
 Net realized and unrealized gain (loss) on
  investments....................................      3.35     1.80     0.71
                                                   --------  -------   ------
 Total from investment operations................      3.39     1.86     0.74
                                                   --------  -------   ------
Less distributions
 Distributions from net investment income........     (0.04)   (0.07)   (0.01)
 Distributions from net realized capital gains...     (0.50)   (0.55)    0.00
                                                   --------  -------   ------
 Total distributions.............................     (0.54)   (0.62)   (0.01)
                                                   --------  -------   ------
---------------------------------------------------------------------------------
Net asset value, end of year.....................    $14.82   $11.97   $10.73
---------------------------------------------------------------------------------
 Total return (%)................................      28.3     17.6      7.4 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.89     0.72     0.68 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%)(d).................      0.76       --       --
Ratio of net investment income to average net
 assets (%)......................................      0.58     0.86     2.61 (c)
Portfolio turnover rate (%)......................       207      134       21 (c)
Net assets, end of year (000) ...................  $131,356  $38,722   $8,647
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........        --     1.18     1.86 (c)

--------

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Selected Data For a Share of Capital Stock        Lehman Brothers Aggregate
Outstanding Throughout each Period:                 Bond Index Portfolio
                                                  ---------------------------
                                                   Year Ended December 31,
                                                  ---------------------------
                                                    2000      1999    1998(a)
                                                  --------  --------  -------
---------------------------------------------------------------------------------
Net asset value, beginning of year..............     $9.45    $10.06   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income..........................      0.63      0.48     0.07
 Net realized and unrealized gain (loss) on
  investments...................................      0.45     (0.62)    0.07
                                                  --------  --------  -------
 Total from investment operations...............      1.08     (0.14)    0.14
                                                  --------  --------  -------
Less distributions
 Distributions from net investment income.......     (0.63)    (0.47)   (0.08)
 Distributions from net realized capital gains..      0.00      0.00     0.00
                                                  --------  --------  -------
 Total distributions............................     (0.63)    (0.47)   (0.08)
                                                  --------  --------  -------
---------------------------------------------------------------------------------
Net asset value, end of year....................     $9.90     $9.45   $10.06
---------------------------------------------------------------------------------
 Total return (%)...............................      11.4      (1.4)     1.4 (b)
Ratio of operating expenses to average net
 assets before expense reductions (%)...........      0.37      0.40     0.45 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%)............       --        --       --
Ratio of net investment income to average net
 assets (%).....................................      6.54      6.06     5.28 (c)
Portfolio turnover rate (%).....................        15        96       11 (c)
Net assets, end of year (000)...................  $145,837  $129,339  $58,810
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)..........        --        --      .59 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    Morgan Stanley EAFE                Russell 2000
of Capital Stock               Index Portfolio                 Index Portfolio
Outstanding Throughout     --------------------------     ---------------------------
each Period:               Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000       1999  1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.34   $10.80   $10.00       $12.52    $10.53   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.07     0.10     0.01         0.11      0.08     0.02
 Net realized and
  unrealized gain (loss)
  on investments........      (2.00)    2.58     0.80        (0.55)     2.29     0.53
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (1.93)    2.68     0.81        (0.44)     2.37     0.55
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.11)   (0.06)   (0.01)       (0.11)    (0.08)   (0.02)
 Distributions from net
  realized capital
  gains.................      (0.08)   (0.08)    0.00        (1.60)    (0.30)    0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.19)   (0.14)   (0.01)       (1.71)    (0.38)   (0.02)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $11.22   $13.34   $10.80       $10.37    $12.52   $10.53
-----------------------------------------------------------------------------------------
 Total return (%).......      (14.5)    24.9      8.1 (b)     (3.8)     22.7      5.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.58     0.55     0.55 (c)     0.55      0.45     0.40 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.76     1.25     0.71 (c)     0.89      1.04     1.46 (c)
Portfolio turnover rate
 (%)....................         10       44       13 (c)       78        67        3 (c)
Net assets, end of year
 (000)..................   $100,950  $82,355  $25,453     $125,738  $111,729  $38,147
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.78     1.77     1.41 (c)     0.55      0.89     1.04 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Select Data For a Share of                          State Street     Metlife
Capital                            Putnam Large    Research Aurora   Mid Cap
Stock Outstanding Throughout each   Cap Growth     Small Cap Value Stock Index
Period:                             Portfolio         Portfolio     Portfolio
                                   ------------    --------------- ------------
                                    Year Ended       Year Ended     Year Ended
                                   December 31,     December 31,   December 31,
                                     2000 (a)         2000 (b)       2000 (b)
                                   ------------    --------------- ------------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................     $ 10.00           $ 10.00       $ 10.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)...       (0.01)             0.03          0.03
 Net realized and unrealized
  gain (loss) on investments....       (2.70)             2.29          0.66
                                     -------           -------       -------
 Total from investment
  operations....................       (2.71)             2.32          0.69
                                     -------           -------       -------
Less distributions
 Distributions from net
  investment income.............        0.00             (0.03)        (0.03)
 Distributions from net realized
  capital gains.................        0.00             (0.05)        (0.02)
                                     -------           -------       -------
 Total distributions............        0.00             (0.08)        (0.05)
                                     -------           -------       -------
--------------------------------------------------------------------------------
Net asset value, end of year....     $  7.29           $ 12.24       $ 10.64
--------------------------------------------------------------------------------
 Total return (%)...............       (27.0) (c)         23.2 (c)       6.8 (c)
Ratio of operating expenses to
 average net assets (%).........        1.00 (d)          1.05 (d)      0.45 (d)
Ratio of net investment income
 (loss) to average net assets
 (%)............................       (0.23) (d)         1.12 (d)      0.92 (d)
Portfolio turnover rate (%).....          70 (d)            24 (d)       124 (d)
Net assets, end of year (000)...     $36,932           $54,379       $61,934
The ratio of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................        1.39 (d)          1.34 (d)      0.83 (d)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only during the past year, limited performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Because the Janus Growth and Franklin Templeton Small Cap Growth Portfolios will not commence operations until on or about the date of this Prospectus, no performance history is available for these Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the performance of the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which commenced operations on July 5, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%        -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --         -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000, the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                   State Street
                            State Street  Russell 2000            Research Aurora
  Total Return for            Research       Value                Small Cap Value
 Period (unaudited)        Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------        -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                    4.34%        -0.88%     -30.53%         5.47%
 Since inception of State
  Street Aurora Small Cap
  Value Portfolio
  (07/05/00) to 12/31/00)         --            --          --         23.22%
 One Year (12/31/99 to
  12/31/00)                    37.84%        22.83%      -9.10%          --
 Three Year (12/31/97 to
  12/31/00), annualized        16.22%         4.22%      12.26%          --
 2/13/95 to 12/31/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                        28.52%        13.23%      20.66%          --

--------
/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual fund, had assets of $1.4 billion. The total returns were calculated using the actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Janus

  Total Return for                                               Janus Growth
 Period (unaudited)                     Janus Fund/1/ S&P 500/2/  Portfolio
 ------------------                     ------------- ---------- ------------
 Year to Date (ended 2/28/2001)            -10.63%     -30.53%        --
 One Year (12/31/99 to 12/31/00)           -14.91%      -9.10%        --
 Three Year (12/31/97 to 12/31/00),
  annualized                                20.25%      12.26%        --
 2/5/70 to 12/31/00, annualized (since
  inception of the
  Janus Fund)                               17.23%      13.22%        --

--------
/1/ As of December 31, 2000, the Janus Fund, a mutual fund, had assets of $39.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Franklin Templeton

                                   Franklin
                                    Small                              Franklin
                                     Cap                               Templeton
                                    Growth                Russell 2500 Small Cap
  Total Return for                   Fund    Russell 2000    Growth     Growth
 Period (unaudited)                  I/1/      Index/2/     Index/2/   Portfolio
 ------------------                --------  ------------ ------------ ---------
 Year to Date (ended 2/28/2001)    - 14.90%     - 8.37%     - 21.28%      --
 One Year (12/31/99 to 12/31/00)    - 9.80%     - 3.02%     - 16.09%      --
 Three Year (12/31/97 to
  12/31/00), annualized              21.13%       4.65%       10.39%      --
  2/14/92 to 12/31/00, annualized
  (since inception of the
  Franklin Small Cap Growth Fund
  I)                                 21.15%      11.58%       11.62%      --

--------
/1/ As of December 31, 2000, the Franklin Small Cap Growth Fund I, a mutual fund, had assets of $11.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Russell 2000 Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The Russell 2500 Growth Index is an unmanaged index of common stocks that are primarily issued by the 2500 smallest companies with the Russell 3000 Index. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Investment
     1.    Trust
     2.    Putnam International Stock
     3.    Janus Mid Cap
           Neuberger Berman Partners Mid Cap
     4.    Value
           Lehman Brothers Aggregate Bond
     5.    Index
     6.    MetLife Stock Index
     7.    Morgan Stanley EAFE Index

 Portfolio
  Number   Portfolio Name
 --------- --------------
     8.    Russell 2000 Index
     9.    MetLife Mid Cap Stock Index
    10.    Putnam Large Cap Growth
    11.    State Street Research Aurora Small
           Cap Value
    12.    Janus Growth
    13.    Franklin Templeton Small Cap Growth


                                                                        Percentage limit per Portfolio
  Item   Investment practice                           Portfolios       on assets/1/
------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and   All              None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and    2,3,10,11,12,13  None
         stock indices to earn additional income, as
         a hedge against or to minimize anticipated
         loss in value.
------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on  2,3,11,12        None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and        All, except 4    None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order
         to protect against anticipated declines in
         values.
------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and       All, except 4    None
         indices that correlate with that Portfolio's
         securities.
------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for        1,2,3,11,12,13   None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that      1,2,3,11,12,13   None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,  1,2,3,4,11,12,13 None currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on       1,2,3,10,11,12    Combined limit on the sum
         recognized futures exchanges) on debt                           of the initial margin for
         securities and indices of debt securities as                    futures and options sold on
         a hedge against or to minimize adverse                          futures, plus premiums paid
         principal fluctuations resulting from                           for unexpired options on
         anticipated interest rate changes or to                         futures, is 5% of total
         adjust exposure to the bond market.                             assets (excluding "in the
                                                                         money" and, for Portfolios
                                                                         3 and 12 "bona fide
                                                                         hedging" as defined by the
                                                                        Commodity Futures Trading
                                                                        Commission)
------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on        All, except 4,5  Same as Item 9
         recognized futures exchanges) on equity
         securities or stock indices as a hedge or to
         enhance return.
------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts  2,3,11,12,13     Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency
         market.

                                                                          Percentage limit per Portfolio
  Item   Investment practice                           Portfolios         on assets/1/
--------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase     All, except 4      Same as Item 9
         put and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
--------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures           2,3,10,11,12,13    Same as Item 9
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter into futures
         contracts.
--------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange  All, except         None
         contracts to hedge currency risk relating to  6,8,9
         securities denominated, exposed to, or
         traded in a foreign currency in which the
         Portfolio may invest.
--------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange  1,2,3,11,12        5% of total assets
         contracts for non hedging purposes.
--------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close    All                 None
         out any of the above.
--------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs   All                 None
         and POs).
--------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and      All, except         None
         principal only (POs) securities.              4,6,7,8,9,13
--------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on        1,2,3,5,10,11,12    None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.
--------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including       A.1,6,8,9,10       A. 10% of total assets in
         investments through European Depository                             securities of foreign
         Receipts ("EDRs") and International                                 issuers except 25% of
         Depository Receipts ("IDRs")).                                      total assets may be
                                                                             invested in securities
                                                                             issued, assumed, or
                                                                             guaranteed by foreign
                                                                             governments or their
                                                                             political subdivisions or
                                                                             instrumentalities;
                                                                             assumed or guaranteed by
                                                                             domestic issuers; or
                                                                             issued, assumed, or
                                                                             guaranteed by foreign
                                                                             issuers with a class of
                                                                             securities listed on the
                                                                             New York Stock Exchange.*
                                                       B.2,5,7,11,12      B. None
                                                       C.13               C. 25% of total assets*
                                                       D.4                D. 10% of total assets*
                                                       E.3                E. 30% of total assets in
                                                                             foreign securities
                                                                             denominated in a foreign
                                                                             currency and not publicly
                                                                             traded in the U.S.*
--------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                    A. 1,2,6,13        A. 20% of total assets*
                                                       B. 4,5,7,8,9,10,11 B. 33 1/3% of total assets*
                                                       C.3,12             C. 25% of total assets*
--------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.       All                 15% of total assets
--------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which   A.All              A. 10% of total assets
         may involve payment of duplicate fees.                              except as in B below
                                                                             (except that only 5% of
                                                                             total assets may be
                                                                             invested in a single
                                                                             investment company and no
                                                                             portfolio can purchase
                                                                             more than 3% of the total
                                                                             outstanding voting
                                                                             securities of any one
                                                                             investment company or,
                                                                             together with other
                                                                             investment companies
                                                                             having the same
                                                                             investment adviser,
                                                                             purchase more than 10% of
                                                                             the voting stock of any
                                                                             "closed-end" investment
                                                                             company).
                                                       B.3,12             B. Up to 25% of total assets
                                                                             may be invested in
                                                                             affiliated money market
                                                                             funds for defensive
                                                                             purposes or as a means of
                                                                             receiving a return on
                                                                             idle cash.

                                                                         Percentage limit per Portfolio
  Item   Investment practice                           Portfolios        on assets/1/
-------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by  1,2,3,10,11,12    None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in
         total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by         All               25% of total assets.* (The
         companies primarily engaged in any one                          Fund will disclose when more
         industry. Provided that: (a) utilities will                     than 25% of a Portfolio's
         be considered separate industries according                     total assets are invested in
         to type of service; (b) oil and oil related                     four oil related industries.
         companies will be considered separate                           For Portfolios 1, 5 and 11,
         industries according to type; and (c)                           companies engaged in the
         savings, loan associations, and finance                         business of financing may be
         companies will be considered separate                           classified according to the
         industries.                                                     industries of their parent
                                                                         or sponsor companies, or
                                                                         industries that otherwise
                                                                         most affect the financing
                                                                         companies).
-------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits      All               Together with item 27, up to
         necessary to clear Portfolio transactions;                      1/3 of the amount by which
         enter into reverse repurchase arrangements                      total assets exceed total
         with banks.                                                     liabilities (excluding the
                                                                         liabilities represented by
                                                                         such obligations).*
-------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency   A. All            A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might      B. All            B. Together with item 26, up
         otherwise require the sale of securities at                        to 1/3 of the amount by
         an inopportune time).                                              which total assets exceed
                                                                            total liabilities
                                                                            (excluding the
                                                                            liabilities represented
                                                                            by such obligations).*
                                                       C. 13             C. Up to 10% of total assets
-------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued"        All               None
         basis.
-------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including    All               10% of total assets includes
         real estate mortgage loans.                                     REIT.* This limit shall not
                                                                         restrict investments in
                                                                         exchange-traded real estate
                                                                         investment trusts and shares
                                                                         of other real estate
                                                                         companies.
-------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts         A. 1,10           A. Together with the assets
         ("ADRs").                                                          referred to in Item 20 A
                                                                            above, 35% of total
                                                                            assets
                                                       B. 2,3,4,7,11,12  B. None
                                                       C. 6,8,9          C. Together with assets
                                                                            referred to in Item 20 D
                                                                            above, 30% of total
                                                                            assets
                                                       D. 13             D. Together with assets
                                                                            referred to in Item 20 F
                                                                            above, 25% of total
                                                                            assets
-------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                    A. All, except    A. None
                                                          2,4,5,10,11,13
                                                       B. 2,4,5,10,11    B. None on investment grade
                                                                            securities but 15% for 4
                                                                            and 5% for 2, 5, 10 and
                                                                            11 in below investment
                                                                            grade securities.
                                                       C. 13             C. Up to 5% in corporate
                                                                            debt
-------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                   All               None
-------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                      All               None
-------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                 All               None
-------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt          All               None
         securities.

/1/ At time of investment, unless otherwise noted.
-----------
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus
Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                            Franklin Advisers, Inc.
                           500 East Broward Boulevard
                                   Suite 2100
                            Ft. Lauderdale, FL 33394
                          (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, New England Life Insurance Company, Janus, Franklin Templeton, Neuberger Berman or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                               [LOGO OF METLIFE]

                        [LOGO OF STATE STREET RESEARCH]

                        [LOGO OF HARRIS ASSOCIATES L.P.]

                            [LOGO OF T. ROWE PRICE]


                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options offered by the Metropolitan Series Fund (the "Fund") under this Prospectus are:

State Street Research            T. Rowe Price Large Cap
Diversified Portfolio            Growth Portfolio

State Street Research            Lehman Brothers(R)
Investment Trust Portfolio       Aggregate Bond Index
(formerly State Street           Portfolio
Research Growth Portfolio)

Harris Oakmark Large Cap         MetLife Stock Index
Value Portfolio                  Portfolio

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                       Page
                                                     in this
   Subject                                          Prospectus
   -------                                          ----------
   Risk/Return Summary.............................      2
   Performance and Volatility......................      6
   About the Investment Managers...................     11
   Portfolio Turnover Rates........................     13
   Dividends, Distributions and Taxes..............     14
   General Information About the Fund and its
    Purpose........................................     14
   Sale and Redemption of Shares...................     15
   Financial Highlights............................     16
   Appendix A--Certain Investment Practices........     21
   Appendix B--Description of Some Investments,
    Techniques, and Risks..........................     24

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

Risk/Return Summary

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in the following three asset categories: (i) Equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio. While the portion of the Portfolio's assets so invested will usually be similar in composition to the State Street Research Investment Trust Portfolio, the composition may vary; (ii) Non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The maturities of the debt securities the Portfolio invests in vary depending on market values and trends and can be long-term (10 or more years), intermediate term (1-10 years) or short-term (less than 1 year). The

Portfolio may also invest in debt securities that are not within the top three rating categories, convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, as well as up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities; and (iii) Short term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. No absolute limits apply to the portion of assets invested in each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, with respect to the portion of its assets invested in equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio, the Portfolio is subject to the same risks as that Portfolio. With respect to the portion of its assets invested in non-convertible debt securities, the Portfolio is subject to the risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." With respect to the portion of its assets invested in short term money market instruments, the major risk involved with this portion of the Portfolio is that the overall yield of the assets in this portion could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. The risks associated with each portion of the Portfolio may be moderated, however, by the greater variety of asset types in which the State Street Research Diversified Portfolio is generally expected to invest, as compared with portfolios that invest solely in a particular asset class. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $5 billion and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but consider the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings, growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: The Index Portfolios]

About the Index Portfolios

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed-income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                       State Street Research Diversified

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------

                                        1 Year    5 Years      10 Years
                                        ------    ---------    ---------
                State Street Research
                Diversified
                Class A                   1.04%    12.66%      13.16%
                Class E                   0.89%    12.51%      13.01%
                -----------------------------------------------------
                S&P 500 Index            -9.10%    18.33%      17.44%
                Lehman Brother
                Aggregate Bond Index     11.63%     6.46%       7.96%
                -----------------------------------------------------

                                 [BAR CHART]

     1991   1992   1993   1994   1995   1996   1997    1998    1999   2000
    ------ ------ ------ ------ ------ ------ ------  ------  ------ ------
    24.84% 9.48%  12.75% -3.06% 27.03% 14.52% 20.58%  19.64%  8.71%   1.04%

During the period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -5.0% (quarter ended December 31, 2000).


                   State Street Research Investment Trust(1)

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------

                                        1 Year    5 Years      10 Years
                                        ------    ---------    ---------
                State Street Research
                Investment Trust
                Class A                  -6.18%    17.45%      17.20%
                Class E                  -6.33%    17.30%      17.05%
                Class B                  -6.43%    17.20%      16.95%
                -----------------------------------------------------
                S&P 500 Index            -9.10%    18.33%      17.44%
                -----------------------------------------------------



                                 [BAR CHART]

     1991   1992   1993   1994   1995   1996   1997    1998    1999   2000
    ------ ------ ------ ------ ------ ------ ------  ------  ------ ------
    33.09% 11.56% 14.40% -3.25% 33.14% 22.18% 28.36%  28.18%  18.47% -6.18%

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was-12.3% (quarter ended September 30, 1998).
-------
1. Formerly known as the State Street Research Growth Portfolio.

                        Harris Oakmark Large Cap Value

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------
                                                    Since
                                        1 Year    Inception
                                        ------    --------
                Harris Oakmark
                Large Cap Value
                Class A                  12.43%     0.86%
                Class E                  12.28%     0.71%
                -------------------------------------------
                S&P 500 Index            -9.10%    10.19%
                -------------------------------------------


                                 [BAR CHART]

                             1998*   1999    2000
                            ------  ------  ------
                             -2.70%  -6.89%  12.43%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 12.9% (quarter ended June 30, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).


                        T. Rowe Price Large Cap Growth


                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------
                                                    Since
                                        1 Year    Inception
                                        ------    --------
                T. Rowe Price
                Large Cap Value
                Class A                  -0.50%    14.68%
                Class E                  -0.65%    14.53%
                -------------------------------------------
                S&P 500 Index            -9.10%    10.19%
                -------------------------------------------




                                 [BAR CHART]


                             1998*   1999    2000
                            ------  ------  ------
                             10.28% 22.23%  -0.50%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.3% (quarter ended December 31, 2000).


                    Lehman Brothers(R) Aggregate Bond Index


                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------
                                                    Since
                                        1 Year    Inception
                                        ------    --------
                Lehman Brothers
                Aggregate Bond Index
                Class A                  11.41%     5.17%
                Class E                  11.26%     5.02%
                Class B                  11.16%     4.92%
                -------------------------------------------
                Lehman Brothers
                Aggregate Bond Index     11.63%     5.23%
                -------------------------------------------




                                 [BAR CHART]


                             1998*   1999    2000
                            ------  ------  ------
                             1.38%  -1.37%  11.41%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 2000) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).

                              MetLife Stock Index

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------

                                        1 Year    5 Years      10 Years
                                        ------    ---------    ---------
                MetLife
                Stock Index
                Class A                  -9.34%    17.89%      17.02%
                Class E                  -9.47%    17.65%      16.82%
                Class B                  -9.56%    17.53%      16.70%
                -----------------------------------------------------
                S&P 500 Index            -9.10%    18.33%      17.44%
                -----------------------------------------------------


                                 [BAR CHART]

     1991   1992   1993   1994   1995   1996   1997    1998    1999   2000
    ------ ------ ------ ------ ------ ------ ------  ------  ------ ------
    29.76% 7.44%  9.54%  1.18%  36.87% 22.66% 32.19%  29.23%  20.79% -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 31, 1990).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, T. Rowe Price Large Cap Growth and MetLife Stock Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust and State Street Research Diversified.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, T. Rowe Price Large Cap Growth and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Diversified and Lehman Brothers Aggregate Bond Index.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Diversified and Lehman Brothers Aggregate Bond Index.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Diversified and Lehman Brothers Aggregate Bond Index.

Investing in securities of foreign issuers: Investment in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the T. Rowe Price Large Cap Growth Portfolio.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust and State Street Research Diversified.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Diversified and
T. Rowe Price Large Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index and Lehman Brothers Aggregate Bond Index.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

[SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the portfolios. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance

            Portfolio management of the T. Rowe Price Large Cap Growth Portfolio policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Diversified Portfolio:

The portfolio manager for the income portion is John H. Kallis, who has been responsible for the day-to-day management of the State Street Research Income Portfolio since January 2000. Mr. Kallis is a senior vice president, he joined State Street Research in 1987 and has worked as an investment professional since 1963. The portfolio-manager for the growth portion is the same as the portfolio manager of the State Street Research. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson, has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president with Phoenix Investment Counsel, Inc. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of Nvest Companies, L.P. whose general partner, Nvest Corporation, is an indirect wholly-owed subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in effect for about $12 billion in assets. Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.

[SIDEBAR: Portfolio management of the T. Rowe Price Large Cap Growth Portfolio]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Large Cap Growth Portfolio. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000, T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion in assets.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                              % of Average
                                                            Daily Net Assets
                                           % of Average         Paid by
                                         Daily Net Assets      Investment
                                             Paid to           Manager to
                                            Investment       Sub-Investment
Portfolio                                    Manager            Manager
----------------------------------------------------------------------------
MetLife Stock Index                            .25%               N/A/1/
----------------------------------------------------------------------------
State Street Research Investment Trust         .47%               .32%
----------------------------------------------------------------------------
State Street Research Diversified              .43%               .28%
----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index           .25%               N/A/1/
----------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                 .69%               .50%
----------------------------------------------------------------------------
Harris Oakmark Large Cap Value                 .75%               .45%

--------
/1/This Portfolio had no sub-investment manager during 2000. Commencing May 1,
  2001, MetLife became the sub-investment Manager for this Portfolio.

MetLife ceased subsidizing any expenses for the Harris Oakmark Large Cap Value and T. Rowe Price Large Cap Growth Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders. Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)
Fund Expenses

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends, Distributions and Taxes]

Dividends are reinvested.

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract.

The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and services charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more that 1% of the Portfolios net assets, or (d) otherwise seen to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (b).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS


Selected Data For a Share of Capital                     Harris Oakmark
Stock Outstanding Throughout each Period:                  Large Cap
                                                        Value Portfolio
                                                    --------------------------
                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000     1999    1998 (a)
                                                    -------  -------  --------
---------------------------------------------------------------------------------
Net asset value, beginning of year................    $8.93    $9.70   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income............................     0.13     0.10     0.03
 Net realized and unrealized gain (loss) on
  investments.....................................     0.97    (0.78)   (0.30)
                                                    -------  -------   ------
 Total from investment operations.................     1.10    (0.68)   (0.27)
                                                    -------  -------   ------
Less distributions
 Distributions from net investment income.........    (0.14)   (0.08)   (0.03)
 Distributions from net realized capital gains....    (0.10)   (0.01)    0.00
                                                    -------  -------   ------
 Total distributions..............................    (0.24)   (0.09)   (0.03)
                                                    -------  -------   ------
---------------------------------------------------------------------------------
Net asset value, end of year......................    $9.79    $8.93    $9.70
---------------------------------------------------------------------------------
 Total return (%).................................     12.4     (6.9)    (2.7)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.94     0.91     0.70 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%)(d)..................     0.85       --       --
Ratio of net investment income to average net
 assets (%).......................................     1.74     1.63     2.47 (c)
Portfolio turnover rate (%).......................       82       17        0 (c)
Net assets, end of year (000) ....................  $53,575  $38,378   $8,658
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............       --     1.15     1.79 (c)

--------

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share           T. Rowe Price
of Capital Stock                      Large Cap                     Lehman Brothers Aggregate
Outstanding Throughout             Growth Portfolio                   Bond Index Portfolio
each Period:               ----------------------------------     -------------------------------
                               Year Ended December 31,               Year Ended December 31,
                           ----------------------------------     -------------------------------
                              2000        1999      1998(a)          2000        1999     1998(a)
                           ----------  ----------  ----------     ----------  ----------  -------
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year.......      $13.41      $11.02      $10.00          $9.45      $10.06   $10.00
-----------------------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income...        0.03        0.02        0.01           0.63        0.48     0.07
 Net realized and
  unrealized gain (loss)
  on investments.........       (0.09)       2.43        1.02           0.45       (0.62)    0.07
                           ----------  ----------  ----------     ----------  ----------  -------
 Total from investment
  operations.............       (0.06)       2.45        1.03           1.08       (0.14)    0.14
                           ----------  ----------  ----------     ----------  ----------  -------
Less distributions
 Distributions from net
  investment income......       (0.02)      (0.03)      (0.01)         (0.63)      (0.47)   (0.08)
 Distributions from net
  realized capital gains.       (0.40)      (0.03)       0.00           0.00        0.00     0.00
                           ----------  ----------  ----------     ----------  ----------  -------
 Total distributions.....       (0.42)      (0.06)      (0.01)         (0.63)      (0.47)   (0.08)
                           ----------  ----------  ----------     ----------  ----------  -------
-----------------------------------------------------------------------------------------------------
Net asset value, end of
 year....................      $12.93      $13.41      $11.02          $9.90       $9.45   $10.06
-----------------------------------------------------------------------------------------------------
 Total return (%)........        (0.5)       22.2        10.3 (b)       11.4        (1.4)     1.4 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%)..........        0.78        0.87        0.50 (c)       0.37        0.40     0.45 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d).......        0.77         --          --             --          --       --
Ratio of net investment
 income to average net
 assets (%)..............        0.23        0.23        0.93 (c)       6.54        6.06     5.28 (c)
Portfolio turnover rate
 (%).....................          62          46           6 (c)         15          96       11 (c)
Net assets, end of year
 (000)...................    $180,072     $51,402      $6,740       $145,837    $129,339  $58,810
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)...........          --        1.31        2.62 (c)         --          --     0.59 (c)
Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           -------------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               -------------------------------------------------------------
                              2000        1999        1998           1997        1996
                           ----------  ----------  ----------     ----------  ----------
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year.......      $40.59      $35.38      $28.78         $22.23      $18.56
-----------------------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income...        0.34        0.37        0.37           0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments.........       (4.07)       6.89        7.75           6.79        3.88
                           ----------  ----------  ----------     ----------  ----------
 Total from investment
  operations.............       (3.73)       7.26        8.12           7.13        4.21
                           ----------  ----------  ----------     ----------  ----------
Less distributions
 Distributions from net
  investment income......       (0.35)      (0.36)      (0.36)         (0.34)      (0.33)
 Distributions from net
  realized capital gains.       (1.25)      (1.69)      (1.16)         (0.24)      (0.21)
                           ----------  ----------  ----------     ----------  ----------
 Total distributions.....       (1.60)      (2.05)      (1.52)         (0.58)      (0.54)
                           ----------  ----------  ----------     ----------  ----------
-----------------------------------------------------------------------------------------------------
Net asset value, end of
 year....................      $35.26      $40.59      $35.38         $28.78      $22.23
-----------------------------------------------------------------------------------------------------
 Total return (%)........        (9.3)       20.8        28.2           32.2        22.7
Ratio of operating
 expenses to average net
 assets (%)..............        0.28        0.29        0.30           0.33        0.30
Ratio of net investment
 income to average net
 assets (%)..............        0.88        1.01        1.21           1.47        1.91
Portfolio turnover rate
 (%).....................           7           9          15             11          11
Net assets, end of year
 (000)...................  $3,999,903  $4,205,202  $3,111,919     $2,020,480  $1,122,297

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
     1.    State Street Research Diversified
     2.    State Street Research Growth
     3.    Harris Oakmark Large Cap Value

 Portfolio
  Number   Portfolio Name
 --------- --------------
     4.    T. Rowe Price Large Cap Growth
     5.    Lehman Brothers Aggregate Bond Index
     6.    MetLife Stock Index


                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All           None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     4             None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   4             None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All           None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All           None
         indices that correlate with that Portfolio's
         securities.
----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1, 2, 4       None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1, 2, 4       None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1, 2, 3       None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        All, except   Combined limit on the sum of
         recognized futures exchanges) on debt          6             the initial margin for
         securities and indices of debt securities as                 futures and options sold on
         a hedge against or to minimize adverse                       futures, plus premiums paid
         principal fluctuations resulting from                        for unexpired options on
         anticipated interest rate changes or to                      futures, is 5% of total
         adjust exposure to the bond market.                          assets (excluding "in the
                                                                      money" and, for Portfolio 3
                                                                      and 4 "bona fide hedging" as
                                                                      defined by the Commodity
                                                                      Futures Trading Commission)
----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All, except   Same as Item 9
         recognized futures exchanges) on equity        3,5
         securities or stock indices as a hedge or to
         enhance return.
----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   4             Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All           Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.

                                                                           Percentage limit per Portfolio
  Item   Investment practice                            Portfolios         on assets/1/
---------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  4                  Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.
---------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   All, except 6      None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
---------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1,2,4              5% of total assets
         contracts for non hedging purposes.
---------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All                None
         out any of the above.
---------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All                None
         and POs).
---------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       All, except 6      None
         principal only (POs) securities.
---------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         1,2,4,5            None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.
---------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 1,2,6           A. 10% of total assets in
         investments through European Depository                             securities of foreign
         Receipts ("EDRs") and International                                 issuers except 25% of
         Depository Receipts ("IDRs")).                                      total assets may be
                                                                             invested in securities
                                                                             issued, assumed or
                                                                             guaranteed by foreign
                                                                             governments or their
                                                                             political subdivisions or
                                                                             instrumentalities;
                                                                             assumed, or guaranteed by
                                                                             domestic issuers; or
                                                                             issued, assumed or
                                                                             guaranteed by foreign
                                                                             issuers with a class of
                                                                             securities listed on the
                                                                             New York Stock Exchange.*
                                                        B. 5               B. None
                                                        C. 4               C. 30% of total assets
                                                                             (excluding reserves)*
                                                        D. 3               D. 25% of total assets*
---------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1,2,6           A. 20% of total assets*
                                                        B. 3,4,5           B. 33 1/3% of total assets*
---------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        All                  15% of total assets
---------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All             A. 10% of total assets
         may involve payment of duplicate fees.                              except as in B below
                                                                             (except that only 5% of
                                                                             total assets may be
                                                                             invested in a single
                                                                             investment company and no
                                                                             portfolio can purchase
                                                                             more than 3% of the total
                                                                             outstanding voting
                                                                             securities of any one
                                                                             investment company or,
                                                                             together with other
                                                                             investment companies
                                                                             having the same investment
                                                                             adviser, purchase more
                                                                             than 10% of the voting
                                                                             stock of any "closed-end"
                                                                             investment company).
                                                        B. 4               B. Up to 25% of total assets
                                                                             may be invested in
                                                                             affiliated money market
                                                                             funds for defensive
                                                                             purposes or as a means of
                                                                             receiving a return on idle
                                                                             cash.

                                                                           Percentage limit per Portfolio
  Item   Investment practice                            Portfolios         on assets/1/
---------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   1,2,4              None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
---------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by          All                25% of total assets.
         companies primarily engaged in any one                            Excluded from the 25%
         industry. Provided that: (a) utilities will                       limitation is Portfolio 1's:
         be considered separate industries according                       (a) money market,
         to type of service; (b) oil and oil related                       securities, securities
         companies will be considered separate                             issued or guaranteed by the
         industries according to type; and (c)                             U.S. government, its
         savings, loan associations, and finance                           agencies or
         companies will be considered separate                             instrumentalities; and (b)
         industries.                                                       bank issued debt
                                                                           securities.* (The Fund will
                                                                           disclose when more than 25%
                                                                           of a Portfolio's total
                                                                           assets are invested in four
                                                                           oil related industries. For
                                                                           Portfolios 1,2 and 5,
                                                                           companies engaged in the
                                                                           business of financing may be
                                                                           classified according to the
                                                                           industries of their parent
                                                                           or sponsor companies, or
                                                                           industries that otherwise
                                                                           most affect the financing
                                                                           companies).
---------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All                Together with items 27, up
         necessary to clear Portfolio transactions;                        to 1/3 of the amount by
         enter into reverse repurchase arrangements.                       which total assets exceed
                                                                           total liabilities (excluding
                                                                           those liabilities
                                                                           represented by such
                                                                           obligations).*
---------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    All                5% of total assets.* and
         purposes (e.g. to honor redemption requests                       together with item 26, up to
         which might otherwise require the sale of                         1/3 of the amount by which
         securities at an inopportune time).                               total assets exceed total
                                                                           liabilities (excluding those
                                                                           liabilities represented by
                                                                           such obligations).*
---------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  All                None
---------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All                10% of total assets includes
         real estate mortgage loans.                                       REIT.* This limit shall not
                                                                           restrict investments in
                                                                           exchange-traded real estate
                                                                           investment trusts and shares
                                                                           of other real estate
                                                                           companies.
---------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1,2             A. Together with the assets
         ("ADRs").                                                           referred to in Item 20 A
                                                                             above, 35% of total assets
                                                        B. 4,6             B. Together with assets
                                                                             referred to in Item 20 C
                                                                             above, 30% of total assets
                                                        C. 3               C. Together with assets
                                                                             referred to in Item 20 D
                                                                             above, 25% of total assets
---------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. All, except 3,5 A. None
                                                        B. 3,4,5           B. None on investment grade
                                                                             securities but 25% of
                                                                             total assets for 3 and 5%
                                                                             for 4 and 5 in below
                                                                             investment grade
                                                                             securities.
---------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    All                None
---------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       All                None
---------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  A. All, except 4   A. None
                                                        B. 4               B. 10% of its total assets
---------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           All                None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

                  Appendix B To Prospectus



Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index and the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(TM)", "S&P(TM)", "S&P 500(TM)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)


                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)


                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)


                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, T. Rowe Price or Harris. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                             485 E. U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
L01048VOD (exp 0502)MLIC-LD

                                [METLIFE LOGO]



                         [STATE STREET RESEARCH LOGO]



              [HARRIS ASSOCIATES L.P. INVESTMENT MANAGEMENT LOGO]


                                 [JANUS LOGO]


            [LOOMIS SAYLES & COMPANY, L.P. INVESTMENT COUNSEL LOGO]


                            [NEUBERGER BERMAN LOGO]


                           [PUTNAM INVESTMENTS LOGO]

                       [ZURICH SCUDDER INVESTMENTS LOGO]

                             [T. ROWE PRICE LOGO]


                                  PROSPECTUS

                                      FOR

                        METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street             Loomis Sayles High
Research                 Yield Bond Portfolio
Aggressive Growth
Portfolio                Neuberger Berman
                         Partners Mid Cap Value
State Street             Portfolio
Research
Diversified              Scudder Global Equity
Portfolio                Portfolio

                         T. Rowe Price Large Cap
State Street             Growth Portfolio
Research Investment
Trust Portfolio          T. Rowe Price Small Cap
(formerly State          Growth Portfolio
Street Research
Growth Portfolio)        Lehman Brothers(R)
                         Aggregate Bond Index
State Street             Portfolio
Research
Income Portfolio         MetLife Stock Index
                         Portfolio
State Street
Research                 MetLife Mid Cap Stock
Aurora Small Cap         Index Portfolio
Value
Portfolio                Morgan Stanley EAFE(R)
                         Index Portfolio
Putnam
International            Russell 2000(R) Index
Stock Portfolio          Portfolio
(formerly
Santander
International
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Harris Oakmark
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................     12
   About the Investment Managers.....................................     21
   Portfolio Turnover Rates..........................................     27
   Dividends, Distributions and Taxes................................     27
   General Information About the Fund and its Purpose................     27
   Sale and Redemption of Shares.....................................     29
   Financial Highlights..............................................     30
   Appendix A--Portfolio Manager Prior Performance...................     38
   Appendix B--Certain Investment Practices..........................     40
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     44

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:
(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its net assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and
(c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies with capitalizations of approximately $1.1 billion. The Portfolio may continue to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.


Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.


[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in the following three asset categories: (i) Equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio;
(ii) Debt securities of the type that can be purchased by the State Street Research Income Portfolio; and (iii) Short term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Investment Trust, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $5 billion and above. The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets in lower rated bonds (commonly known as "junk bonds"), and the bonds in this Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102.5 million and $12.3 billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Value investing;" "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small-cap") companies as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

About all the Index Portfolios

[SIDEBAR: The Index Portfolios]

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed- income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the Russell 2000

Index was $950 million, and the weighted average stock market capitalization was $1.1 billion. The Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the S&P MidCap 400 Index was $2.1 billion, and the weighted average stock market capitalization was $10.4 billion. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                    State Street Research Aggressive Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years       10 Years
                                 ------        -------       --------
     State Street Research
     Aggressive Growth
     Class A                     -7.63%         9.96%        16.49%
     Class E                     -7.78%         9.81%        16.34%
     ---------------------------------------------------------------
     Russell MidCap
     Growth Index               -11.75%        17.77%        18.10%

                                    [GRAPH]

                            1991            66.41%
                            1992            10.39%
                            1993            22.63%
                            1994            -1.88%
                            1995            29.50%
                            1996             7.72%
                            1997             6.67%
                            1998            13.69%
                            1999            33.24%
                            2000            -7.63%

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).


                       State Street Research Diversified

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Diversified
     Class A                      1.04%        12.66%        13.16%
     Class E                      0.89%        12.51%        13.01%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%
     Lehman Brothers
     Aggregate Bond Index        11.63%         6.46%         7.96%

                                    [GRAPH]

                            1991            24.84%
                            1992             9.48%
                            1993            12.75%
                            1994            -3.06%
                            1995            27.03%
                            1996            14.52%
                            1997            20.58%
                            1998            19.64%
                            1999             8.71%
                            2000             1.04%
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -5.0% (quarter ended December 31, 2000).

                         State Street Research Income

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research Income
     Class A                     11.22%         6.23%         8.14%
     Class E                     11.07%         6.08%         7.99%
     ---------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index        11.63%         6.46%         7.96%

                                    [GRAPH]

                            1991            17.31%
                            1992             6.91%
                            1993            11.36%
                            1994            -3.15%
                            1995            19.55%
                            1996             3.60%
                            1997             9.83%
                            1998             9.40%
                            1999            -2.28%
                            2000            11.22%
During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1991) and the lowest return for a quarter was -2.5% (quarter ended March 31, 1994).

                   State Street Research Investment Trust/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Investment Trust
     Class A                     -6.18%        17.45%        17.20%
     Class E                     -6.33%        17.30%        17.05%
     Class B                     -6.43%        17.20%        16.95%
     ---------------------------------------------------------------
     S&P 500 Index               -9.10%        18.33%        17.44%

                                    [GRAPH]

                            1991            33.09%
                            1992            11.56%
                            1993            14.40%
                            1994            -3.25%
                            1995            33.14%
                            1996            22.18%
                            1997            28.36%
                            1998            28.18%
                            1999            18.47%
                            2000            -6.18%
During the 10-year period shown in the bar chart, the highest return for a quarter was 19.5% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.3% (quarter ended September 30, 1998).

-------
1. Formerly known as State Street Research Growth Portfolio.

                  State Street Research Aurora Small Cap Value

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.


                         Putnam International Stock/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                                              Since
                                 1 Year        5 Years      Inception
                                 ------        -------      ---------
     Putnam International Stock
     Class A                    -10.11%         4.24%         5.66%
     Class E                    -10.24%         4.08%         5.50%
     ---------------------------------------------------------------
     MSCI EAFE Index            -14.17%         7.13%         7.63%

                                    [GRAPH]

                            1992           -10.21%
                            1993            47.76%
                            1994             5.08%
                            1995             0.84%
                            1996            -1.77%
                            1997            -2.34%
                            1998            22.56%
                            1999            16.44%
                            2000           -10.11%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

/1/ Formerly known as the Santander International Stock Portfolio. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.


                            Putnam Large Cap Growth

   Since the Portfolio commenced operations on May 1, 2000, no volatility or performance information is included here.

                        Harris Oakmark Large Cap Value

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                     Since
                                        1 Year      Inception
                                        ------      ---------

     Harris Oakmark
     Large Cap Value
     Class A                            12.43%         0.85%
     Class E                            12.28%         0.70%
     --------------------------------------------------------------
     S&P 500 Index                      -9.10%        10.19%

                                    [GRAPH]

                            1998*           -2.70%
                            1999            -6.89%
                            2000            12.43%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 12.9% (quarter ended June 30, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                                 Janus Mid Cap

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Janus Mid Cap
     Class A                    -31.24%        29.56%
     Class E                    -31.36%        29.36%
     Class B                    -31.42%        29.24%
     ---------------------------------------------------
     S&P MidCap 400 Index        17.51%        20.80%

                                    [GRAPH]

                           1997*           28.22%
                           1998            37.19%
                           1999           122.92%
                           2000           -31.24%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was 27.7% (quarter ended December 31, 2000).





                         Loomis Sayles High Yield Bond

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
                                 1 Year      Inception
                                 ------      ---------

     Loomis Sayles
     High Yield Bond
     Class A                     -0.95%         3.62%
     Class E                     -1.07%         3.47%
     ---------------------------------------------------
     Merrill Lynch High
     Yield Bond Index            -3.79%         2.95%

                                    [GRAPH]

                            1997*            6.18%
                            1998            -7.51%
                            1999            17.82%
                            2000            -0.95%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).

                   Neuberger Berman Partners Mid Cap Value

                              Investment Results
                         Average Annual Total Returns

                                      As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Neuberger Berman Partners
     Mid Cap Value Fund
     Class A                            28.25%        25.29%
     Class E                            28.08%        25.11%
     Class B                            27.89%        24.97%
     --------------------------------------------------------------
     S&P MidCap 400/BARRA
     Value Index                        27.84%        16.74%

                                    [GRAPH]

                            1998*            7.44%
                            1999            17.63%
                            2000            28.25%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was -12.6% (quarter ended September 30, 1999).

                             Scudder Global Equity

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                     Since
                                        1 Year      Inception
                                        ------      ---------

     Scudder Global Equity
     Class A                            -1.61%        12.42%
     Class E                            -1.74%        12.26%
     --------------------------------------------------------------
     MSCI All Country
     World Index (gross dividends)     -13.92%        10.83%

                                    [GRAPH]

                            1997*            9.62%
                            1998            15.96%
                            1999            25.17%
                            2000            -1.61%
*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 16.0% (quarter ended December 31, 1999) and the lowest return for a quarter was -11.2% (quarter ended September 30, 1998).



                        T. Rowe Price Large Cap Growth

                              Investment Results
                         Average Annual Total Returns



                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
     T. Rowe Price                      1 Year      Inception
     Large Cap Growth                   ------      ---------
     Class A                            -0.50%        14.68%
     Class E                            -0.65%        14.53%
     --------------------------------------------------------------
     S & P 500                          -9.10%        10.19%

                                    [GRAPH]

                            1998*           10.28%
                            1999            22.23%
                            2000            -0.50%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.3% (quarter ended September 30, 1999).

                        T. Rowe Price Small Cap Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------

     T. Rowe Price
     Small Cap Growth
     Class A                            -9.09%         9.79%
     Class E                            -9.25%         9.63%
     --------------------------------------------------------------
     Russell 2000 Growth Index         -22.43%         7.46%


                                    [GRAPH]
                            1997*           18.81%
                            1998             3.45%
                            1999            27.99%
                            2000            -9.09%
* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

                    Lehman Brothers(R) Aggregate Bond Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
                                        1 Year      Inception
                                        ------      ---------
     Lehman Brothers
     Aggregate Bond Index
     Class A                            11.41%         5.17%
     Class E                            11.26%         5.02%
     Class B                            11.16%         4.92%
     --------------------------------------------------------------
     Lehman Brothers
     Aggregate Bond Index               11.63%         5.23%


                                    [GRAPH]

                            1998*            1.38%
                            1999            -1.37%
                            2000            11.41%

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -1.2% (quarter ended June 30, 1999).


                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  --------------------------------------------

                                        1 Year         5 Years      10 Years
                                        ------         -------      --------
     MetLife
     Stock Index
     Class A                            -9.34%         17.89%        17.02%
     Class E                            -9.47%         17.65%        16.82%
     Class B                            -9.56%         17.53%        16.70%
     -------------------------------------------------------------------------
     S&P 500 Index                      -9.10%         18.33%        17.44%


                                    [GRAPH]

                            1991            29.76%
                            1992             7.44%
                            1993             9.54%
                            1994             1.18%
                            1995            36.87%
                            1996            22.66%
                            1997            32.19%
                            1998            28.23%
                            1999            20.79%
                            2000            -9.34%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).


                         Morgan Stanley EAFE(R) Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                                      Since
     Morgan Stanley EAFE                1 Year      Inception
     Portfolio                          ------      ---------

     Class A                           -14.48%         6.95%
     Class E                           -14.61%         6.80%
     Class B                           -14.71%         6.69%
     --------------------------------------------------------------
     MSCI EAFE(R) Index                -14.17%         8.39%


                                    [GRAPH]

                            1998*            8.11%
                            1999            24.90%
                            2000           -14.48%

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.0% (quarter ended September 30, 2000).

                             Russell 2000(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                               Since
     Russell 2000 Index          1 Year      Inception
     Portfolio                   ------      ---------

     Class A                     -3.80%        10.78%
     Class E                     -3.95%        10.63%
     Class B                     -4.04%        10.52%
     ---------------------------------------------------
     Russell 2000 Index          -3.02%        10.87%


                                    [GRAPH]


                           1998*            5.48%
                           1999            22.73%
                           2000             -3.8%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.3% (quarter ended September 30, 1999).


                          MetLife Mid Cap Stock Index

   Since the Portfolio commenced operations on July 5, 2000, no volatility or performance information is included here.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index and Russell 2000 Index.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
State Street Research Aggressive Growth, State Street Research Aurora Small Cap Value, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and Russell 2000 Index.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, Loomis Sayles High Yield Bond and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:
Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora Small Cap Value, State Street Research

Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
State Street Research Investment Trust, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Scudder Global Equity and T. Rowe Price Large Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:
MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus Mid Cap, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife

Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $53 billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State
Street Research in 1987 and has worked as an investment professional since 1963.

State Street Research Aurora Small Cap Value Portfolio:

John F. Burbank has been responsible for the Portfolio's day-to-day management since April 2001. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional for 32 years.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, LLC ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in excess of $370 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, LLC, which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value
Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in effect for about $12 billion in assets.

Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Funds, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc.

Daniel J. Fuss, Vice-Chairman, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]

Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2000 of about $55.5 billion.

Robert I. Gendelman has co-managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.

[SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]

Zurich Scudder Investments, Inc. ("Zurich Scudder"), previously Scudder Kemper Investments, Inc., is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the U.K. and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services, in October 2000. On December 29, 2000, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Zurich Scudder and its affiliates had assets under supervision of $370 billion globally.

William E. Holzer, Managing Director and Nicholas Bratt, Director of the Global Equity Group have been with Zurich Scudder since 1980 and 1976, respectively. Mr. Holzer and Mr. Bratt are co-portfolio managers for the Portfolio. Mr. Holzer has been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Zurich Scudder's Currency Committee and has responsibilities for global equity investment strategies. Mr. Bratt is responsible for Zurich Scudder's Equity Activities and is president of Zurich Scudder's closed end equity funds that invest overseas.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000, T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion. The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
MetLife Stock Index                         .25%                        N/A/2/
-----------------------------------------------------------------------------------
State Street Research
Investment Trust                            .47%                          .32%
-----------------------------------------------------------------------------------
State Street Research Income                .33%                          .25%
-----------------------------------------------------------------------------------
State Street Research
Diversified                                 .43%                          .28%
-----------------------------------------------------------------------------------
State Street Research
Aggressive Growth                           .69%                          .49%
-----------------------------------------------------------------------------------
Loomis Sayles High Yield Bond               .70%                          .50%
-----------------------------------------------------------------------------------
Putnam International Stock/1/               .85%                          .57%
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth              .51%                          .33%
-----------------------------------------------------------------------------------
Janus Mid Cap                               .66%                          .46%
-----------------------------------------------------------------------------------
Scudder Global Equity                       .61%                          .41%
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                       .25%                        N/A/2/
-----------------------------------------------------------------------------------
Russell 2000 Index                          .25%                        N/A/2/
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                   .30%                        N/A/2/
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth              .64%                          .44%
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value              .75%                          .45%
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value                                   .70%                          .50%
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                 .25%                        N/A/2/
-----------------------------------------------------------------------------------
Putnam Large Cap Growth                     .80%                          .50%
-----------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value                             .85%                          .55%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. Prior to January 24, 2000, MetLife paid all sub-investment management fees to Santander.
/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, MetLife Advisers voluntarily pays expenses of certain Portfolios in excess of a certain annual percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                                          SUBSIDIZED
                                         EXPENSES* IN
PORTFOLIO                                 EXCESS OF      NET ASSETS     DATE
Morgan Stanley EAFE Index                   0.40%       $200 million   4/30/02
Putnam Large Cap Growth                     0.20%       $100 million   4/30/02
State Street Research Aurora Small Cap
Value/1/                                    0.20%       $100 million   4/30/02
MetLife Mid Cap Stock Index/1/              0.20%       $100 million   6/30/02
Russell 2000 Index                          0.30%       $200 million   4/30/02

--------
*Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)
/1/MetLife Advisers will continue to pay the expenses for this Portfolio through April 30, 2002 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing any expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, January 22, 1998 March 2, 1999, July 13, 1999 and December 3, 1999
respectively. MetLife ceased subsidizing such expenses for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Morgan Stanley EAFE(R) Index and Neuberger Berman Partners Mid Cap Value Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including acccrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share   State Street Research Investment Trust Portfolio(a)
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $39.14      $37.10      $31.92      $30.51      $27.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........        (2.55)       6.38        8.52        7.72        5.78
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.36)       6.61        8.88        8.16        6.14
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................        (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $36.34      $39.14      $37.10      $31.92      $30.51
--------------------------------------------------------------------------------------
 Total return (%).......         (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(b)......         0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................           86          83          74          83          93
Net assets, end of year
 (000)..................   $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728
Selected Data For a Share          State Street Research Income Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $11.68      $12.78      $12.66      $12.36      $12.73
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.85        0.81        0.75        0.83        0.82
 Net realized and
  unrealized gain (loss)
  on investments........         0.46       (1.10)       0.42        0.38       (0.36)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         1.31       (0.29)       1.17        1.21        0.46
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.79)      (0.80)      (0.87)      (0.81)
 Distributions from net
  realized capital
  gains.................         0.00       (0.02)      (0.25)      (0.04)      (0.02)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....         0.00       (0.81)      (1.05)      (0.91)      (0.83)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.99      $11.68      $12.78      $12.66      $12.36
--------------------------------------------------------------------------------------
 Total return (%).......         11.2        (2.3)        9.4         9.8         3.6
Ratio of operating
 expenses to average net
 assets (%).............         0.38        0.38        0.39        0.38        0.32
Ratio of net investment
 income to average net
 assets (%).............         6.71        6.15        6.13        6.57        6.64
Portfolio turnover rate
 (%)....................          199         183         124         122          93
Net assets, end of year
 (000)..................     $474,898    $477,880    $526,854    $412,191    $383,395

-------
(a) Formerly, State Street Research Growth Portfolio.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       State Street Research Diversified Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $18.27      $18.39      $16.98      $16.67      $15.95
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........        (0.43)       0.96        2.70        2.71        1.77
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............         0.19        1.55        3.30        3.31        2.32
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................        (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $18.38      $18.27      $18.39      $16.98      $16.67
--------------------------------------------------------------------------------------
 Total return (%).......          1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............         3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................          131         124         106         115          91
Net assets, end of year
 (000)..................   $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841
Selected Data For a Share    State Street Research Aggressive Growth Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $38.45      $29.53      $27.61      $27.11      $25.87
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..        (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........        (1.98)       9.86        3.75        1.67        2.01
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (2.02)       9.74        3.69        1.64        1.99
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....         0.00        0.00        0.00        0.00        0.00
 Distributions from net
  realized capital
  gains.................        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $31.59      $38.45      $29.53      $27.61      $27.11
--------------------------------------------------------------------------------------
 Total return (%).......         (7.6)       33.2        13.7         6.7         7.7
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........         0.73        0.72        0.75        0.81        0.79
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....         0.72         --          --          --          --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        (0.12)      (0.31)      (0.20)      (0.10)      (0.11)
Portfolio turnover rate
 (%)....................          170          86          97         219         221
Net assets, end of year
 (000)..................   $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297
Selected Data For a Share           Putnam International Stock Portfolio
of Capital                 ----------------------------------------------------------
Stock Outstanding                         Year Ended December 31,
Throughout each Period:    ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $13.87      $14.14      $11.67      $11.95      $12.29
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.02        0.13        0.13        0.10        0.07
 Net realized and
  unrealized gain (loss)
  on investments........        (1.42)       2.05        2.50       (0.38)      (0.28)
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (1.40)       2.18        2.63       (0.28)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.08)      (0.13)      (0.16)       0.00        0.00
 Distributions from net
  realized capital
  gains.................         0.00       (2.32)       0.00        0.00       (0.13)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (0.08)      (2.45)      (0.16)       0.00       (0.13)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $12.39      $13.87      $14.14      $11.67      $11.95
--------------------------------------------------------------------------------------
 Total return (%).......        (10.1)       16.4        22.6        (2.3)       (1.8)
Ratio of operating
 expenses to average net
 assets (%).............         1.09        0.97        1.02        1.03        0.97
Ratio of net investment
 income to average net
 assets (%).............         0.25        0.95        0.87        0.77        0.56
Portfolio turnover rate
 (%)....................          166          87         156         182         117
Net assets, end of year
 (000)..................     $428,519    $317,831    $297,381    $267,089    $303,826

                              FINANCIAL HIGHLIGHTS


Selected Data For a Share of      Loomis Sayles High Yield Bond Portfolio
Capital Stock Outstanding         ------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                  ------------------------------------------
                                     2000        1999       1998    1997 (a)
                                  ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................       $9.09       $8.39    $10.14    $10.00
--------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..........        0.90        0.80      0.88      0.35
 Net realized and unrealized
  gain (loss) on investments....       (0.99)       0.69     (1.65)     0.26
                                  ----------  ----------  --------  --------
 Total from investment
  operations....................       (0.09)       1.49     (0.77)     0.61
                                  ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income.............        0.00       (0.79)    (0.89)    (0.35)
 Distributions from net realized
  capital gains.................        0.00        0.00     (0.09)    (0.12)
                                  ----------  ----------  --------  --------
 Total distributions............        0.00       (0.79)    (0.98)    (0.47)
                                  ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year....       $9.00       $9.09     $8.39    $10.14
--------------------------------------------------------------------------------
 Total return (%)...............        (1.0)       17.8      (7.5)      6.2 (b)
Ratio of operating expenses to
 average net assets (%).........        0.88        0.93      0.87      0.83 (c)
Ratio of net investment income
 to average net assets (%)......       10.11        9.49     10.41      7.04 (c)
Portfolio turnover rate (%).....          42          28        46        39 (c)
Net assets, end of year (000)...     $68,944     $61,701   $42,403   $27,804
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................          --        0.94      1.05      1.35 (c)
Selected Data For a Share of              Janus Mid Cap Portfolio
Capital Stock Outstanding         ------------------------------------------
Throughout each Period:                   Year Ended December 31,
                                  ------------------------------------------
                                     2000        1999       1998    1997(a)
                                  ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized
  gain (loss) on investments....      (10.66)      21.14      4.77      2.81
                                  ----------  ----------  --------  --------
 Total from investment
  operations....................      (10.76)      21.09      4.75      2.82
                                  ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income.............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains.................       (2.40)      (1.99)    (0.08)    (0.04)
                                  ----------  ----------  --------  --------
 Total distributions............       (2.40)      (1.99)    (0.08)    (0.05)
                                  ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)...............       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%).........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income
 to average net assets (%)......       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%).....         118         103       107        75(c)
Net assets, end of year (000) ..  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................          --          --        --      0.99(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital       T. Rowe Price Small Cap Growth
Stock Outstanding Throughout each                    Portfolio
Period:                                  -------------------------------------
                                              Year Ended December 31,
                                         -------------------------------------
                                           2000      1999      1998    1997(a)
                                         --------  --------  --------  -------
---------------------------------------------------------------------------------
Net asset value, beginning of year.....    $15.73    $12.29    $11.88   $10.00
---------------------------------------------------------------------------------
Income from investment operations
 Net investment income.................     (0.03)    (0.03)     0.00     0.00
 Net realized and unrealized gain
  (loss) on investments................     (1.40)     3.47      0.41     1.88
                                         --------  --------  --------  -------
 Total from investment operations......     (1.43)     3.44      0.41     1.88
                                         --------  --------  --------  -------
---------------------------------------------------------------------------------
Net asset value, end of year...........    $14.30    $15.73    $12.29   $11.88
---------------------------------------------------------------------------------
 Total return (%)......................      (9.1)     28.0       3.5     18.8(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)...................................      0.58      0.61      0.67     0.67(c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%)(d)................................      0.58        --        --       --
Ratio of net investment income to
 average net assets (%)................     (0.19)    (0.27)    (0.02)    0.01(c)
Portfolio turnover rate (%)............        68        68        38       13(c)
Net assets, end of year (000)..........  $337,343  $269,518  $189,132  $94,020
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%) ........        --        --        --     0.86(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Selected Data For a Share of Capital     Scudder Global Equity Portfolio
Stock Outstanding Throughout each      --------------------------------------
Period:                                      Year Ended December 31,
                                       --------------------------------------
                                         2000      1999      1998    1997 (a)
                                       --------  --------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of year...    $14.91    $12.38    $10.85   $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...............      0.18      0.14      0.16     0.10
 Net realized and unrealized gain
  (loss) on investments..............     (0.42)     2.93      1.57     0.86
                                       --------  --------  --------  -------
 Total from Investment operations....     (0.24)     3.07      1.73     0.96
                                       --------  --------  --------  -------
Less distributions
 Distributions from net investment
  income.............................     (0.01)    (0.07)    (0.16)   (0.10)
 Distributions from net realized
  capital gains......................     (0.04)    (0.47)    (0.04)   (0.01)
                                       --------  --------  --------  -------
 Total distributions.................     (0.05)    (0.54)    (0.20)   (0.11)
                                       --------  --------  --------  -------
--------------------------------------------------------------------------------
Net asset value, end of year.........    $14.62    $14.91    $12.38   $10.85
--------------------------------------------------------------------------------
 Total return (%)....................      (1.6)     25.2      16.0      9.6 (c)
Ratio of operating expenses to
 average net assets (%)..............      0.78      0.87      0.96     0.78 (d)
Ratio of net investment income to
 average net assets (%)..............      1.43      1.23      1.61     1.66 (d)
Portfolio turnover rate (%)..........        58        54        51       36 (d)
Net assets, end of year (000)........  $211,354  $171,714  $113,715  $60,712
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%).......        --        --      1.01     1.14 (d)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share       Harris Oakmark
of Capital                        Large Cap              Neuberger Berman Partners
Stock Outstanding              Value Portfolio            Mid Cap Value Portfolio
Throughout each Period:    --------------------------    ---------------------------
                           Year Ended December 31,        Year ended December 31,
                           --------------------------    ---------------------------
                            2000     1999    1998 (b)      2000     1999    1998 (b)
                           -------  -------  --------    --------  -------  --------
---------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $8.93    $9.70   $10.00       $11.97   $10.73   $10.00
---------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..      0.13     0.10     0.03         0.04     0.06     0.03
 Net realized and
  unrealized gain (loss)
  on investments........      0.97    (0.78)   (0.30)        3.35     1.80     0.71
                           -------  -------   ------     --------  -------   ------
 Total from investment
  operations............      1.10    (0.68)   (0.27)        3.39     1.86     0.74
                           -------  -------   ------     --------  -------   ------
Less distributions
 Distributions from net
  investment income.....     (0.14)   (0.08)   (0.03)       (0.04)   (0.07)   (0.01)
 Distributions from net
  realized capital
  gains.................     (0.10)   (0.01)    0.00        (0.50)   (0.55)    0.00
                           -------  -------   ------     --------  -------   ------
 Total distributions....     (0.24)   (0.09)   (0.03)       (0.54)   (0.62)   (0.01)
                           -------  -------   ------     --------  -------   ------
---------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $9.79    $8.93    $9.70       $14.82   $11.97   $10.73
---------------------------------------------------------------------------------------
 Total return (%).......      12.4     (6.9)    (2.7)(c)     28.3     17.6      7.4 (c)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........      0.94     0.91     0.70 (d)     0.89     0.72     0.68 (d)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(e)......      0.85       --       --         0.76       --       --
Ratio of net investment
 income to average net
 assets (%).............      1.74     1.63     2.47 (d)     0.58     0.86     2.61 (d)
Portfolio turnover rate
 (%)....................        82       17        0 (d)      207      134       21 (d)
Net assets, end of year
 (000) .................   $53,575  $38,378   $8,658     $131,356  $38,722   $8,647
The Ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --     1.15     1.79 (d)       --     1.18     1.86 (d)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Selected Data For a Share       T. Rowe Price
of Capital Stock                  Large Cap               Lehman Brothers Aggregate
Outstanding Throughout         Growth Portfolio             Bond Index Portfolio
each Period:               --------------------------     ---------------------------
                           Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000     1999    1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.41   $11.02  $10.00         $9.45    $10.06   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.03     0.02    0.01          0.63      0.48     0.07
 Net realized and
  unrealized gain (loss)
  on investments........      (0.09)    2.43    1.02          0.45     (0.62)    0.07
                           --------  -------  ------      --------  --------  -------
 Total from investment
  operations............      (0.06)    2.45    1.03          1.08     (0.14)    0.14
                           --------  -------  ------      --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.02)   (0.03)  (0.01)        (0.63)    (0.47)   (0.08)
 Distributions from net
  realized capital
  gains.................      (0.40)   (0.03)   0.00          0.00      0.00     0.00
                           --------  -------  ------      --------  --------  -------
 Total distributions....      (0.42)   (0.06)  (0.01)        (0.63)    (0.47)   (0.08)
                           --------  -------  ------      --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $12.93   $13.41  $11.02         $9.90     $9.45   $10.06
-----------------------------------------------------------------------------------------
 Total return (%).......       (0.5)    22.2    10.3 (b)      11.4      (1.4)     1.4 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........       0.78     0.87    0.50 (c)      0.37      0.40     0.45 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%)(d)......       0.77      --      --            --        --       --
Ratio of net investment
 income to average net
 assets (%).............       0.23     0.23    0.93 (c)      6.54      6.06     5.28 (c)
Portfolio turnover rate
 (%)....................         62       46       6 (c)        15        96       11 (c)
Net assets, end of year
 (000)..................   $180,072  $51,402  $6,740      $145,837  $129,339  $58,810
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --     1.31    2.62 (c)        --        --     0.59 (c)

--------

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share    Morgan Stanley EAFE                Russell 2000
of Capital Stock               Index Portfolio                 Index Portfolio
Outstanding Throughout     --------------------------     ---------------------------
each Period:               Year Ended December 31,         Year Ended December 31,
                           --------------------------     ---------------------------
                             2000       1999  1998(a)       2000      1999    1998(a)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of year......     $13.34   $10.80   $10.00       $12.52    $10.53   $10.00
-----------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..       0.07     0.10     0.01         0.11      0.08     0.02
 Net realized and
  unrealized gain (loss)
  on investments........      (2.00)    2.58     0.80        (0.55)     2.29     0.53
                           --------  -------  -------     --------  --------  -------
 Total from investment
  operations............      (1.93)    2.68     0.81        (0.44)     2.37     0.55
                           --------  -------  -------     --------  --------  -------
Less distributions
 Distributions from net
  investment income.....      (0.11)   (0.06)   (0.01)       (0.11)    (0.08)   (0.02)
 Distributions from net
  realized capital
  gains.................      (0.08)   (0.08)    0.00        (1.60)    (0.30)    0.00
                           --------  -------  -------     --------  --------  -------
 Total distributions....      (0.19)   (0.14)   (0.01)       (1.71)    (0.38)   (0.02)
                           --------  -------  -------     --------  --------  -------
-----------------------------------------------------------------------------------------
Net asset value, end of
 year...................     $11.22   $13.34   $10.80       $10.37    $12.52   $10.53
-----------------------------------------------------------------------------------------
 Total return (%).......      (14.5)    24.9      8.1 (b)     (3.8)     22.7      5.5 (b)
Ratio of operating
 expenses to average net
 assets (%).............       0.58     0.55     0.55 (c)     0.55      0.45     0.40 (c)
Ratio of net investment
 income to average net
 assets (%).............       0.76     1.25     0.71 (c)     0.89      1.04     1.46 (c)
Portfolio turnover rate
 (%)....................         10       44       13 (c)       78        67        3 (c)
Net assets, end of year
 (000)..................   $100,950  $82,355  $25,453     $125,738  $111,729  $38,147
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.78     1.77     1.41 (c)     0.55      0.89     1.04 (c)

--------

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Select Data For a Share of                          State Street     Metlife
Capital                            Putnam Large    Research Aurora   Mid Cap
Stock Outstanding Throughout each   Cap Growth     Small Cap Value Stock Index
Period:                             Portfolio         Portfolio     Portfolio
                                   ------------    --------------- ------------
                                    Year Ended       Year Ended     Year Ended
                                   December 31,     December 31,   December 31,
                                     2000 (a)         2000 (b)       2000 (b)
                                   ------------    --------------- ------------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year...........................     $ 10.00           $ 10.00       $ 10.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)...       (0.01)             0.03          0.03
 Net realized and unrealized
  gain (loss) on investments....       (2.70)             2.29          0.66
                                     -------           -------       -------
 Total from investment
  operations....................       (2.71)             2.32          0.69
                                     -------           -------       -------
Less distributions
 Distributions from net
  investment income.............        0.00             (0.03)        (0.03)
 Distributions from net realized
  capital gains.................        0.00             (0.05)        (0.02)
                                     -------           -------       -------
 Total distributions............        0.00             (0.08)        (0.05)
                                     -------           -------       -------
--------------------------------------------------------------------------------
Net asset value, end of year....     $  7.29           $ 12.24       $ 10.64
--------------------------------------------------------------------------------
 Total return (%)...............       (27.0) (c)         23.2 (c)       6.8 (c)
Ratio of operating expenses to
 average net assets (%).........        1.00 (d)          1.05 (d)      0.45 (d)
Ratio of net investment income
 (loss) to average net assets
 (%)............................       (0.23) (d)         1.12 (d)      0.92 (d)
Portfolio turnover rate (%).....          70 (d)            24 (d)       124 (d)
Net assets, end of year (000)...     $36,932           $54,379       $61,934
The ratio of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%).......................        1.39 (d)          1.34 (d)      0.83 (d)

--------
(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(c) Periods less than one year are not computed on an annualized basis.
(d) Computed on an annualized basis.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only during the past year, limited performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the performance of the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which commenced operations on July 5, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Putnam

                              Putnam          Lipper
                              Growth      Variable Funds
  Total Return for         Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)           Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------        ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  -16.75%         -8.86%        -30.53%        -16.44%
 Since inception of
  Putnam Large Cap Growth
  Portfolio (05/01/00 to
  12/31/00)                       --             --             --         -27.00%
 One Year (12/31/99 to
  12/31/00)                   -26.60%         -9.23%         -9.10%           --
 Three Year (12/31/97 to
  12/31/00, annualized)        17.87%         14.40%         12.26%           --
 10/2/95 to 12/31/00,
  annualized (since
  inception of the Putnam
  Growth Opportunities
  Fund)                        18.20%            N/A         19.10%           --

--------
/1/ As of December 31, 2000, the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.9 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                   State Street
                            State Street  Russell 2000            Research Aurora
  Total Return for            Research       Value                Small Cap Value
 Period (unaudited)        Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------        -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                    4.34%        -0.88%     -30.53%         5.47%
 Since inception of State
  Street Aurora Small Cap
  Value Portfolio
  (07/05/00) to 12/31/00)         --            --          --         23.22%
 One Year (12/31/99 to
  12/31/00)                    37.84%        22.83%      -9.10%          --
 Three Year (12/31/97 to
  12/31/00), annualized        16.22%         4.22%      12.26%          --
 2/13/95 to 12/31/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                        28.52%        13.23%      20.66%          --

--------
/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual fund, had assets of $1.4 billion. The total returns were calculated using the actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Aggressive
     1.    Growth
     2.    State Street Research Diversified
           State Street Research Investment
     3.    Trust
     4.    State Street Research Income
     5.    Putnam International Stock
     6.    Harris Oakmark Large Cap Value
     7.    Janus Mid Cap
     8.    Loomis Sayles High Yield Bond
     9.    Neuberger Berman Partners Mid Cap
           Value
    10.    Scudder Global Equity

 Portfolio
  Number   Portfolio Name
 --------- --------------
    11.    T. Rowe Price Large Cap Growth
    12.    T. Rowe Price Small Cap Growth
    13.    Lehman Brothers Aggregate Bond Index
    14.    MetLife Stock Index
    15.    Morgan Stanley EAFE Index
    16.    Russell 2000 Index
    17.    MetLife Mid Cap Stock Index
    18.    Putnam Large Cap Growth
    19.    State Street Research Aurora Small
           Cap Value


                                                                       Percentage limit per Portfolio
  Item   Investment practice                           Portfolios      on assets/1/
-----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and   All             None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
-----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and    5,7,8,10,11,12, None
         stock indices to earn additional income, as   18,19
         a hedge against or to minimize anticipated
         loss in value.
-----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on  5,7,8,10,11,    None
         currencies as a hedge against anticipated     12,19
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
-----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and        All, except 9   None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order
         to protect against anticipated declines in
         values.
-----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and       All, except 9   None
         indices that correlate with that Portfolio's
         securities.
-----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for        1,2,3,4,5,7,8,  None
         defensive purposes in order to protect        10,11,12,19
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
-----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that      1,2,3,4,5,7,8,  None
         correlate with the currencies in which the    10,11,12,19
         Portfolio's securities may be denominated.
-----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,  1,2,3,4,5,6,7,  None
         currency, and index put and call options      9,10,19
         "over-the-counter" (rather than only on
         established exchanges).
-----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on       All, except      Combined limit on the sum
         recognized futures exchanges) on debt         9,14,15,16,17    of the initial margin for
         securities and indices of debt securities as                   futures and options sold on
         a hedge against or to minimize adverse                         futures, plus premiums paid
         principal fluctuations resulting from                          for unexpired options on
         anticipated interest rate changes or to                        futures, is 5% of total
         adjust exposure to the bond market.                            assets (excluding "in the
                                                                        money" and, for Portfolios
                                                                        6, 7, 8, 10, 11 and 12
                                                                        "bona fide hedging" as
                                                                       defined by the Commodity
                                                                       Futures Trading Commission)
-----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on        All, except     Same as Item 9
         recognized futures exchanges) on equity       4,6,9,13
         securities or stock indices as a hedge or to
         enhance return.
-----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts  5,7,8,10,11,    Same as Item 9
         (on recognized futures exchanges) as a hedge  12,19
         or to adjust exposure to the currency
         market.

                                                                           Percentage limit per Portfolio
  Item   Investment practice                           Portfolios          on assets/1/
---------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase     All, except 9       Same as Item 9
         put and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
---------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures           5,7,8,10,           Same as Item 9
         contracts (on recognized futures exchanges)   11,12,18,19
         of the type and for the same reasons the
         Portfolio is permitted to enter into futures
         contracts.
---------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange  All, except          None
         contracts to hedge currency risk relating to  14,16,17
         securities denominated, exposed to, or
         traded in a foreign currency in which the
         Portfolio may invest.
---------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange  1,2,3,4,5,7,8,      5% of total assets
         contracts for non hedging purposes.           10,11,12,19
---------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close    All                  None
         out any of the above.
---------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs   All                  None
         and POs).
---------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and      All, except          None
         principal only (POs) securities.              9,14,15, 16,17
---------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on        1,2,3,4,5,7,8,       None
         interest rates, currencies and indices as a   10,11,12,13,18,19
         risk management tool or to enhance return.
---------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including       A.1,2,3,4,          A. 10% of total assets in
         investments through European Depository       14,16,17,18            securities of foreign
         Receipts ("EDRs") and International                                  issuers except 25% of
         Depository Receipts ("IDRs")).                                       total assets may be
                                                                              invested in securities
                                                                              issued, assumed, or
                                                                              guaranteed by foreign
                                                                              governments or their
                                                                              political subdivisions or
                                                                              instrumentalities;
                                                                              assumed or guaranteed by
                                                                              domestic issuers; or
                                                                              issued, assumed, or
                                                                              guaranteed by foreign
                                                                              issuers with a class of
                                                                              securities listed on the
                                                                              New York Stock Exchange.*
                                                       B.5,10,13,15,19     B. None
                                                       C.8                 C. 50% of total assets in
                                                                              foreign securities
                                                                              (except 100% in
                                                                              securities of Canadian
                                                                              issuers)*
                                                       D.11                D. 30% of total assets
                                                                              (excluding reserves)*
                                                       E.12                E. 20% of total assets
                                                                              (excluding reserves)*
                                                       F.6                 F. 25% of total assets*
                                                       G.9                 G. 10% of total assets*
                                                       H.7                 H. 30% of total assets in
                                                                              foreign securities
                                                                              denominated in a foreign
                                                                              currency and not publicly
                                                                              traded in the U.S.*
---------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                    A. 1,2,3,4,5,8,14   A. 20% of total assets*
                                                       B. 6,9,10,11,12,13, B. 33 1/3% of total assets*
                                                          15,16,17,18,19
                                                       C.7                 C. 25% of total assets*
---------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.       A. All, except      A. 15% of total assets
                                                          10
                                                       B.10                B. 10% of total assets

                                                                            Percentage limit per Portfolio
  Item   Investment practice                           Portfolios           on assets/1/
----------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which   A.All                A. 10% of total assets
         may involve payment of duplicate fees.                                except as in B below
                                                                               (except that only 5% of
                                                                               total assets may be
                                                                               invested in a single
                                                                               investment company and no
                                                                               portfolio can purchase
                                                                               more than 3% of the total
                                                                               outstanding voting
                                                                               securities of any one
                                                                               investment company or,
                                                                               together with other
                                                                               investment companies
                                                                               having the same
                                                                               investment adviser,
                                                                               purchase more than 10% of
                                                                               the voting stock of any
                                                                               "closed-end" investment
                                                                               company).
                                                       B.7,11,12            B. Up to 25% of total assets
                                                                               may be invested in
                                                                               affiliated money market
                                                                               funds for defensive
                                                                               purposes or as a means of
                                                                               receiving a return on
                                                                               idle cash.
----------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by  1,2,3,4,5,7,8,10,11, None
         a commercial bank or savings and loan         12,18,19
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in
         total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
----------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by         All                  25% of total assets.
         companies primarily engaged in any one                             Excluded from the 25%
         industry. Provided that: (a) utilities will                        limitation are portfolios 2
         be considered separate industries according                        and 5's: (a) money market,
         to type of service; (b) oil and oil related                        securities, securities
         companies will be considered separate                              issued or guaranteed by the
         industries according to type; and (c)                              U.S. government, its
         savings, loan associations, and finance                            agencies or
         companies will be considered separate                              instrumentalities; and (b)
         industries.                                                        bank issued debt
                                                                            securities.* (The Fund will
                                                                            disclose when more than 25%
                                                                            of a Portfolio's total
                                                                            assets are invested in four
                                                                            oil related industries. For
                                                                            Portfolios 1, 2, 3, 4, 5, 13
                                                                            and 19, companies engaged in
                                                                            the business of financing
                                                                            may be classified according
                                                                            to the industries of their
                                                                            parent or sponsor companies,
                                                                            or industries that otherwise
                                                                            most affect the financing
                                                                            companies).
----------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits      All                  Together with item 27, up to
         necessary to clear Portfolio transactions;                         1/3 of the amount by which
         enter into reverse repurchase arrangements                         total assets exceed total
         with banks.                                                        liabilities (excluding the
                                                                            liabilities represented by
                                                                            such obligations).*
----------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency   A. All, except 10    A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might      B. All, except 10    B. Together with item 26, up
         otherwise require the sale of securities at                           to 1/3 of the amount by
         an inopportune time).                                                 which total assets exceed
                                                                               total liabilities
                                                                               (excluding the
                                                                               liabilities represented
                                                                               by such obligations).*
                                                       C. 10                C. 33 1/3% of total assets,
                                                                               provided that if these
                                                                               obligations with reverse
                                                                               repurchase agreements do
                                                                               not exceed 5% of total
                                                                               assets, no additional
                                                                               securities will be
                                                                               purchased for the
                                                                               Portfolio.*
----------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued"        All                  None
         basis.
----------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including    All                  10% of total assets includes
         real estate mortgage loans.                                        REIT.* This limit shall not
                                                                            restrict investments in
                                                                            exchange-traded real estate
                                                                            investment trusts and shares
                                                                            of other real estate
                                                                            companies.
----------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts         A. 1,2,3,4,18        A. Together with the assets
         ("ADRs").                                                             referred to in Item 20 A
                                                                               above, 35% of total
                                                                               assets
                                                       B. 5,7,9,10,15,19    B. None
                                                       C. 11,14,16,17       C. Together with assets
                                                                               referred to in Item 20 D
                                                                               above, 30% of total
                                                                               assets
                                                       D. 6                 D. Together with assets
                                                                               referred to in Item 20 F
                                                                               above, 25% of total
                                                                               assets
                                                       E. 8                 E. Together with assets
                                                                               referred to in Item 20C
                                                                               above, 50% of total
                                                                               assets (except 100% in
                                                                               securities).
                                                       F. 12                F. Together with assets
                                                                               referred to in Item 20E
                                                                               above, 20% of total
                                                                               assets

                                                                             Percentage limit per Portfolio
  Item   Investment practice                           Portfolios            on assets/1/
-----------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                    A. All, except        A. None
                                                          5,6,9,10,11,12,13,
                                                          18, 19
                                                       B. 5,6,9,10,11,       B. None on investment grade
                                                          12,13,18,19           securities but 25% of
                                                                                total assets for 6, 15%
                                                                                for 10 and 5% for 5, 10,
                                                                                11, 12, 13, 18 and 19 in
                                                                                below investment grade
                                                                                securities.
-----------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                   A.All, except 8       A.None
                                                       B.8                   B.Up to 20% of total assets
-----------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                      A.All, except 8       A.None
                                                       B.8                   B.10% of total assets
-----------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                 A. All, except        A.None
                                                          11,12
                                                       B.11,12               B.10% of its total assets
-----------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt          All                   None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                        Zurich Scudder Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)

                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                       Putnam Investment Management, LLC
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)


 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, State Street Research, Loomis Sayles, T. Rowe Price, Janus, Zurich Scudder, Harris, Neuberger Berman or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618
L01048VOC(exp0502)MLIC-LD

                                 [MetLife LOGO]


                                  [JANUS LOGO]

                              [T. ROWE PRICE LOGO]








                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

  Janus Mid Cap Portfolio  T. Rowe Price Large Cap
  Janus Growth Portfolio   Growth Portfolio
                           T. Rowe Price Small Cap
                           Growth Portfolio

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                        Page
                                                      in this
   Subject                                           Prospectus
   -------                                           ----------
   Risk/Return Summary.............................       2
   Performance and Volatility......................       5
   About the Investment Managers...................       8
   Portfolio Turnover Rates........................      11
   Dividends, Distributions and Taxes..............      11
   General Information About the Fund and its
    Purpose........................................      12
   Sale and Redemption of Shares...................      13
   Financial Highlights............................      14
   Appendix A--Portfolio Manager Prior Performance.      17
   Appendix B--Certain Investment Practices........      18
   Appendix C--Description of Some Investments,
    Techniques, and Risks..........................      21


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

Risk/Return Summary

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.2 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Growth Portfolio:]

About the Janus Growth Portfolio:

Investment objectives: long-term growth of capital.

Principal investment strategies: The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Portfolio may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.

The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Prepayment Risk;" "Investing in larger companies;" "Growth Investing;" "Investing in securities of foreign issuers;" "Investing in medium size companies;" and "Investing in fixed income securities." Also, the Portfolio may have higher risk because it may invest in lower rated bonds (commonly known as "junk bonds") which have higher default rates than do high quality bonds. Volatility may be indicative of risk.

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small cap") companies as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.
 . Average annual total return measures the performance of a Portfolio over time, and compares those returns to a representative index. Periods of 1, 5 and 10 years (or since inception as applicable) are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating a Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

                                  Janus Growth

     Since the Portfolio will commence operations on or about May 1, 2001, no volatility or performance information is included here.


                                 Janus Mid Cap

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------
                                                    Since
                                        1 Year    Inception
                                        ------    ---------
                Janus Mid Cap
                Class A                 -31.24%    29.56%
                Class E                 -31.36%    29.36%
                Class B                 -31.42%    29.24%
                ---------------------------------------------------
                S&P MidCap 400 Index     17.51%    20.80%
                ---------------------------------------------------


                                 Janus Mid Cap

                                 [BAR CHART]

                    1997*        1998         1999      2000
                   ------       ------       ------    ------
                   28.22        37.19        122.92    -31.24

* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.7% (quarter ended December 31, 2000).

                        T. Rowe Price Large Cap Growth

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                        As of December 31, 2000
                                        ---------------------------
                                                    Since
                                        1 Year    Inception
                                        ------    ---------
                T. Rowe Price
                Large Cap Growth
                Class A                 -0.50%     14.68%
                Class E                 -0.65%     14.53%
                ---------------------------------------------------
                S&P 500 Index           -9.10%     10.19%
                ---------------------------------------------------


                        T. Rowe Price Large Cap Growth

                                 [BAR CHART]

                         1998*         1999      2000
                        ------       ------    ------
                        10.28         22.23     -0.50

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -8.3% (quarter ended December 31, 2000).

                        T. Rowe Price Small Cap Growth

                                   [CHART]

                              Investment Results
                          Average Annual Total Returns

                                             As of December 31, 2000
                                             ---------------------------
                                                         Since
                                             1 Year    Inception
                                             ------    ---------
                T. Rowe Price
                Small Cap Growth
                Class A                      -9.09%      9.79%
                Class E                      -9.25%      9.63%
                --------------------------------------------------------
                Russell 2000 Growth Index   -22.43%      7.46%
                --------------------------------------------------------


                        T. Rowe Price Small Cap Growth

                                 [BAR CHART]

                    1997*      1998          1999      2000
                   ------     ------       ------    ------
                   18.81       3.45         27.99     -9.09

* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:
T. Rowe Price Small Cap Growth, Janus Mid Cap, Janus Growth and T. Rowe Price Large Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:
T. Rowe Price Small Cap Growth and Janus Mid Cap.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:
T. Rowe Price Large Cap Growth and Janus Mid Cap.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the Janus Growth Portfolio.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the Janus Growth Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:
Janus Mid Cap, Janus Growth and T. Rowe Price Large Cap Growth.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:
T. Rowe Price Small Cap Growth, Janus Mid Cap, Janus Growth and T. Rowe Price Large Cap Growth.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:
Janus MidCap and Janus Growth.

Defensive Strategies

Portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

[SIDEBAR: About MetLife Advisers]

About The Investment Managers

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the Portfolio. MetLife

Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Mid Cap Portfolio. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Fund, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $250.8 billion in assets.

The following gives you information on the portfolio managers for the Janus portfolios:

Janus Mid Cap Portfolio:

James P. Goff is Portfolio Manager and Executive Vice President of Janus Enterprise Fund and Janus Aspen Aggressive Growth Portfolio. He also manages separate accounts, sub-advised funds and the institutional commingled fund in the MidCap Growth discipline. Mr. Goff was previously Co-Manager of Janus Venture Fund. Prior to joining Janus in 1988, Mr. Goff was an associate analyst at Fred Alger Management.

Janus Growth Portfolio:

John H. Schreiber, Vice President and Portfolio Manager, joined Janus in 1997 as an equity research analyst. He is the portfolio manager and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber currently manages the Janus Fund 2. Mr. Schreiber previously served as an assistant portfolio manager of Janus Equity Income Fund and Janus Balanced Fund from January 1999 through December 1999.

[SIDEBAR: Portfolio management of the Janus Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000, T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion. The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

The following gives you information on the portfolio managers for the T. Rowe Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Investment Management Fees]

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth              .51%                         .33%
-----------------------------------------------------------------------------------
Janus Mid Cap                               .66%                         .46%
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth              .64%                         .44%
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value              .75%                         .45%

The Portfolio indicated in the following table will commence operation on or about May 1, 2001. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of the Portfolio.

                                                                        % per
                                      % per                             annum
                                      annum                            Paid to
                    Average          paid to          Average            Sub-
                   Daily Net        Investment       Daily Net        Investment
Portfolio            Assets          Manager           Assets          Manager
--------------------------------------------------------------------------------
Janus Growth   first $500 million      .80%      first $100 million      .55%
               next $500 million       .75%      next $400 million       .50%
               over $1 billion         .70%      over $500 million       .45%

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. Expenses for this purpose exclude the investment management fees payable to MetLife Advisers, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the

Investment Company Act of 1940, taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife rather than MetLife Advisers paid these expenses prior to May 1, 2001.)

MetLife ceased subsidizing any expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth and Harris Oakmark Large Cap Value Portfolios on December 31, 1997, January 22, 1998 and November 9, 2000, respectively. These subsidies and other prior expense reimbursements arrangements can increase the performance of the Portfolios. MetLife Advisers also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

MetLife Advisers has voluntarily agreed to waive fees or pay through April 30, 2002, all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) allocable to each Class that exceed the following annual percentages:

                                                                   Percentage of
 Portfolio/Class                                                    net assets
 ---------------                                                   -------------
Janus Growth Portfolio
  Class A.........................................................     0.95
  Class E.........................................................     1.10
  Class B.........................................................     1.20

Such subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

[SIDEBAR: Dividends are reinvested.]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Each Portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all Portfolios are named Class A, Class E, and Class B. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including General American Life Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

[SIDEBAR: Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Sale and Redemption of Shares

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of a Portfolio's Shares is calculated at a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

Selected Data For a Share of               Janus Mid Cap Portfolio
Capital Stock Outstanding          ------------------------------------------
Throughout each Period:                    Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $36.54      $17.44    $12.77    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $23.38      $36.54    $17.44    $12.77
--------------------------------------------------------------------------------
 Total return (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)
Selected Data For a Share of           T. Rowe Price Small Cap Growth
Capital Stock Outstanding                         Portfolio
Throughout each Period:            ------------------------------------------
                                           Year Ended December 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(a)
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................      $15.73      $12.29    $11.88    $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........       (0.03)      (0.03)     0.00      0.00
 Net realized and unrealized gain
  (loss) on investments..........       (1.40)       3.47      0.41      1.88
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................       (1.43)       3.44      0.41      1.88
                                   ----------  ----------  --------  --------
--------------------------------------------------------------------------------
Net asset value, end of year.....      $14.30      $15.73    $12.29    $11.88
--------------------------------------------------------------------------------
 Total return (%)................        (9.1)       28.0       3.5      18.8(b)
Ratio of operating expenses to
 average net assets before
 expense reductions (%)..........        0.58        0.61      0.67      0.67(c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%)(d)...............        0.58          --        --        --
Ratio of net investment income to
 average net assets (%)..........       (0.19)      (0.27)    (0.02)     0.01(c)
Portfolio turnover rate (%)......          68          68        38        13(c)
Net assets, end of year (000)....    $337,343    $269,518  $189,132   $94,020
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%) .......................          --          --        --      0.86(c)

--------

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                              FINANCIAL HIGHLIGHTS

Selected Data For a Share of Capital Stock              T. Rowe Price
Outstanding                                               Large Cap
Throughout each Period:                                Growth Portfolio
                                                   --------------------------
                                                   Year Ended December 31,
                                                   --------------------------
                                                     2000     1999    1998(a)
                                                   --------  -------  -------
--------------------------------------------------------------------------------
Net asset value, beginning of year...............    $13.41   $11.02  $10.00
--------------------------------------------------------------------------------
Income from investment operations
 Net investment income...........................      0.03     0.02    0.01
 Net realized and unrealized gain (loss) on
  investments....................................     (0.09)    2.43    1.02
                                                   --------  -------  ------
 Total from investment operations................     (0.06)    2.45    1.03
                                                   --------  -------  ------
Less distributions
 Distributions from net investment income........     (0.02)   (0.03)  (0.01)
 Distributions from net realized capital gains...     (0.40)   (0.03)   0.00
                                                   --------  -------  ------
 Total distributions.............................     (0.42)   (0.06)  (0.01)
                                                   --------  -------  ------
--------------------------------------------------------------------------------
Net asset value, end of year.....................    $12.93   $13.41  $11.02
--------------------------------------------------------------------------------
 Total return (%)................................      (0.5)    22.2    10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.78     0.87    0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%)(d).................      0.77      --      --
Ratio of net investment income to average net
 assets (%)......................................      0.23     0.23    0.93 (c)
Portfolio turnover rate (%)......................        62       46       6 (c)
Net assets, end of year (000)....................  $180,072  $51,402  $6,740
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........        --     1.31    2.62 (c)

--------
(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because the Janus Growth Portfolio will not commence operations until on or about the date of this Prospectus, no performance history is available for the Portfolio. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment manager as are the Portfolio. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The table also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally the table also shows the performance of the related Fund Portfolio over the period of its existence.

The sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF THE TABLE.

Janus

  Total Return for                                               Janus Growth
 Period (unaudited)                     Janus Fund/1/ S&P 500/2/  Portfolio
 ------------------                     ------------- ---------- ------------
 Year to Date (ended 2/28/2001)            -10.63%     -30.53%        --
 One Year (12/31/99 to 12/31/00)           -14.91%      -9.10%        --
 Three Year (12/31/97 to 12/31/00),
  annualized                                20.25%      12.26%        --
 2/5/70 to 12/31/00, annualized (since
  inception of the
  Janus Fund)                               17.23%      13.22%        --

--------
/1/ As of December 31, 2000, the Janus Fund, a mutual fund, had assets of $39.2 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
     1.    Janus Mid Cap
     2.    T. Rowe Price Large Cap Growth

 Portfolio
  Number   Portfolio Name
 --------- --------------
     3.    T. Rowe Price Small Cap Growth
     4.    Janus Growth


                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    All           None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     All           None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   All           None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         All           None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        All           None
         indices that correlate with that Portfolio's
         securities.
----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         All           None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       All           None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1,4           None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        All           Combined limit on the sum of
         recognized futures exchanges) on debt                        the initial margin for
         securities and indices of debt securities as                 futures and options sold on
         a hedge against or to minimize adverse                       futures, plus premiums paid
         principal fluctuations resulting from                        for unexpired options on
         anticipated interest rate changes or to                      futures, is 5% of total
         adjust exposure to the bond market.                          assets (excluding "in the
                                                                      money" and, for Portfolios
                                                                      2, 3 and 4 and "bona fide
                                                                      hedging" as defined by the
                                                                      Commodity Futures Trading
                                                                      Commission)
----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         All           Same as Item 9
         recognized futures exchanges) on equity
         securities or stock indices as a hedge or to
         enhance return.
----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   All           Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  All           Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
----------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  All           Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   All           None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
----------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   All           5% of total assets
         contracts for non hedging purposes.
----------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     All           None
         out any of the above.
----------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    All           None
         and POs).
----------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       All           None
         principal only (POs) securities.
----------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         All           None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.
----------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 2          A. 30% of total assets
         investments through European Depository                        (excluding reserves)*
         Receipts ("EDRs") and International
         Depository Receipts ("IDRs")).                 B. 3          B. 20% of total assets
                                                                        (excluding reserves)*
                                                        C. 1          C. 30% of total assets in
                                                                        foreign securities
                                                                        denominated in a foreign
                                                                        currency and not publicly
                                                                        traded in the U.S.*
                                                        D. 4          D. None
----------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 2,3        A. 33 1/3% of total assets*
                                                        B. 1,4        B. 25% of total assets*
----------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        All           15% of total assets
----------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    A. All        A. 10% of total assets
         may involve payment of duplicate fees.                         except as in B below
                                                                        (except that only 5% of
                                                                        total assets may be
                                                                        invested in a single
                                                                        investment company and no
                                                                        portfolio can purchase
                                                                        more than 3% of the total
                                                                        outstanding voting
                                                                        securities of any one
                                                                        investment company or,
                                                                        together with other
                                                                        investment companies
                                                                        having the same investment
                                                                        adviser, purchase more
                                                                        than 10% of the voting
                                                                        stock of any "closed-end"
                                                                        investment company).
                                                        B. 1,4        B. Up to 25% of total assets
                                                                        may be invested in
                                                                        affiliated money market
                                                                        funds for defensive
                                                                        purposes or as a means of
                                                                        receiving a return on idle
                                                                        cash.
----------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   All           None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
----------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by          All           25% of total assets* (The
         companies primarily engaged in any one                       Fund will disclose when more
         industry. Provided that: (a) utilities will                  than 25% of a Portfolio's
         be considered separate industries according                  total assets are invested in
         to type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                        industries.)
         industries according to type; and (c)
         savings, loan associations, and finance
         companies will be considered separate
         industries.
----------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       All           Together with item 27, up to
         necessary to clear Portfolio transactions;                   1/3 of the amount by which
         enter into reverse repurchase arrangements                   total assets exceed total
         with banks.                                                  liabilities (excluding the
                                                                      liabilities represented by
                                                                      such obligations).*
----------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    All           A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might                     B. Together with item 26, up
         otherwise require the sale of securities at                    to 1/3 of the amount by
         an inopportune time).                                          which total assets exceed
                                                                        total liabilities
                                                                        (excluding the liabilities
                                                                        represented by such
                                                                        obligations).*

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  All           None
----------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     All           10% of total assets includes
         real estate mortgage loans.                                  REITS.* This limit shall not
                                                                      restrict investments in
                                                                      exchange-traded real estate
                                                                      investment trusts and shares
                                                                      of other real estate
                                                                      companies.
----------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 1,4        A. None
         ("ADRs").
                                                        B. 2          B. Together with assets
                                                                        referred to in Item 20A
                                                                        above, 30% of total assets
                                                        C. 3          C. Together with assets
                                                                        referred to in Item 20B
                                                                        above, 20% of total assets
----------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     A. All,       A. None
                                                          except 2,3
                                                        B. 2,3        B. None on investment grade
                                                                        securities but 5% for 2
                                                                        and 3 in below investment
                                                                        grade securities.
----------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    All           None
----------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       All           None
----------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  A. 1,4        A. None
                                                        B. 2,3        B. 10% of its total assets
----------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           All           None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus

Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases
 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities

 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)

 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                             Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, MetLife Advisers, General American, T. Rowe Price or Janus. This Prospectus does not constitute an offer-ing in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR

                         METROPOLITAN SERIES FUND, INC.
                                  May 1, 2001

The investment options ("Portfolios") currently offered by the Metropolitan Series Fund, Inc. (the "Fund") are:

State Street Research Aggressive
Growth Portfolio                        Loomis Sayles High Yield Bond
                                        Portfolio
State Street Research Diversified
Portfolio                               Neuberger Berman Partners Mid Cap
                                        Value Portfolio
State Street Research Investment
Trust Portfolio                         Scudder Global Equity Portfolio
(formerly State Street Research
Growth Portfolio)                       T. Rowe Price Large Cap Growth
                                        Portfolio
State Street Research Income
Portfolio                               T. Rowe Price Small Cap Growth
                                        Portfolio
State Street Research Money Market
Portfolio                               Lehman Brothers(R) Aggregate Bond
                                        Index Portfolio

State Street Research Aurora Small
Cap Value  Portfolio                    MetLife Stock Index Portfolio


Putnam International Stock Portfolio    MetLife MidCap Stock Index Portfolio
(formerly  Santander International
Stock Portfolio)                        Morgan Stanley(R) EAFE Index Portfolio


Putnam Large Cap Growth Portfolio       Russell 2000(R) Index Portfolio

Harris Oakmark Large Cap Value          Franklin Templeton Small Cap Growth
Portfolio                               Portfolio

Janus Mid Cap Portfolio

Janus Growth Portfolio

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2001. The annual report for the Fund for the year ending December 31, 2000 accompanies this SAI and is incorporated by reference. A copy of the May 1, 2001 Prospectus and the annual report may be obtained, without charge, from Metropolitan Life Insurance Company, 485 E. U.S. Highway 1 South, 4th floor, Iselin, New Jersey 08830 or by calling (800) 553-4459.

E01048VNJ (exp0502)MLIC-LD

                               TABLE OF CONTENTS

Headings                                                                    Page
--------                                                                    ----
The Fund's Organization....................................................  B-2
Description of Some Investment Practices, Policies and Risk................  B-3
Certain Investment Limitations.............................................  B-7
Investment Management Arrangements.........................................  B-8
Directors and Officers of the Fund......................................... B-12
Placing Portfolio Transactions............................................. B-14
Shareholder Meetings....................................................... B-18
Voting..................................................................... B-18
Sale and Redemption of Shares.............................................. B-18
Pricing of Portfolio Securities............................................ B-19
Taxes...................................................................... B-21
General Information........................................................ B-22
Financial Statements....................................................... B-24
Appendix................................................................... B-25

                            THE FUND'S ORGANIZATION

The Fund, an open-end management investment company, is a corporation that was formed in Maryland on November 23, 1982. The Fund has 3 billion shares of authorized common stock at $0.01 par value per share. The Board of Directors may classify and reclassify any authorized and unissued shares. The Fund can issue additional classes of shares without shareholder consent. The shares are presently divided into classes (or series), including one for each Portfolio consisting of 100 million shares (125 million shares for the State Street Research Money Market, State Street Research Income, Putnam International Stock and State Street Research Aggressive Growth Portfolios) (200 million shares for the State Street Research Investment Trust, Janus Mid Cap and MetLife Stock Index Portfolios) (225 million shares for the State Street Research Diversified Portfolio). Each Portfolio, other than the Janus Mid Cap Portfolio, is "diversified" for purposes of the Investment Company Act of 1940.

Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

MetLife purchased shares of each of the Portfolios at their inception for its general account. MetLife has sold some of those shares, but will not sell shares if the sale would reduce the Fund's net worth below $100,000. MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

DESCRIPTION OF SOME INVESTMENT PRACTICES, POLICIES, AND RISKS

The information that follows expands on the similar discussion in the Fund's Prospectus and does not describe every type of investment, technique, or risk to which a Portfolio maybe exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under "Fundamental Policies."

Money market instruments generally have a remaining maturity of no more than 13 months when acquired by the Fund. They include the following:
 . United States Government securities -- direct obligations (in the form of Treasury bills, notes and bonds) of the United States Government, differing mainly by maturity lengths.
 . Government Agency Securities -- debt securities issued by agencies or instrumentalities of the United States Government. They are backed by the full faith and credit of the United States, guaranteed by the United States Treasury, supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or supported by the issuing agency's or instrumentality's credit. Agency securities include several of the types of instruments discussed below under "Mortgage-Backed Securities."
 . Certificates of Deposit -- generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Any non-negotiable time-deposits must mature in seven days or less.
 . Bankers' Acceptances -- time drafts drawn by borrowers on commercial banks, usually in connection with an international commercial transaction where both the borrower and the bank guarantee the payment of the draft in its face amount on the maturity date (which is usually within six months). These securities are traded in secondary markets prior to maturity. The Portfolios will not invest in non-negotiable bankers' acceptance maturing in more than 7 days.
 . Commercial Paper -- short-term unsecured promissory notes issued by corporations, usually to finance short-term credit needs. Commercial paper is generally sold on a discount basis, with maturity from issue not exceeding nine months. The Portfolios may purchase commercial paper with the highest (two highest for the T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth Portfolios) rating (and, for the State Street Research Money Market Portfolio, it must also be rated in one of the top two "modifiers" that indicate the best investment attributes of such rating) given by a nationally recognized statistical rating organization ("NRSRO") or, if unrated (a) of comparable quality or (b) issued by companies having outstanding debt issues in with ratings with one of the top three ratings given by an NRSRO (and for State Street Research Money Market Portfolio the debt issues must be in the top two rating categories).
 . Variable Amount Master Demand Notes -- commercial paper of companies that permit the purchaser to lend varying investment amounts (up to the maximum indicated in the note) at varying rates to the borrower. The borrower can prepay the amount borrowed at any time with no penalty and the lender can redeem the note at any time and receive the face value plus accrued interest. No secondary market exists for these notes. The same rating/credit quality requirements apply as described above for other forms of commercial paper.
 . Non-convertible Corporate Debt Securities -- such as bonds and debentures that will mature within a short time and that have credit characteristics comparable to those required above for commercial paper.
 . Repurchase Agreements -- the purchaser acquires ownership of another money market instrument, and the seller agrees at the time of sale to repurchase such other instrument at a specified time and price which determine the purchaser's yield during the holding period. This insulates the purchaser from market fluctuations unless the seller defaults. Repurchase agreements are collateralized by cash or the purchased (or equivalent) underlying instrument at all times at least equal in value to the price the Fund paid for the underlying instrument plus interest accrued to date. The Fund can enter into repurchase agreements with primary dealers for periods not to exceed 30 days. Repurchase agreements with a duration of more than 7 days are considered illiquid. If the seller defaults on its repurchase obligation, the Fund could experience a delay in recovery or inadequacy of the collateral and a cost associated with the disposition of the collateral.
 . Reverse Repurchase Agreements -- the sale of money market instrument by the Fund with an agreement by the Fund to repurchase the instrument at a specified time, price and interest payment. These agreements can be used when interest income earned from the reinvestment of the proceeds (in money market instruments with the same or shorter duration to maturity or resale) is greater than the interest expense of the reverse repurchase transaction. These agreements can also be used by the Fund as a form of borrowing and they therefore are subject to the limitations regarding borrowing by the Fund. In order to minimize the risk that it will have insufficient assets to repurchase the instrument subject to the agreement, the Fund will keep in a segregated account with its custodian liquid assets at least equal to the value of the specified repurchase price or the proceeds received on the sale subject to repurchase, plus accrued interest.

Exchange Traded Funds
The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With most new exchange-traded funds, there is a risk that the overall liquidity of the secondary market for share of those funds may fluctuate and the shares become illiquid. Also, there is the possibility of duplicative management fees and expenses.

Mortgage-Related Securities
GNMA -- partial ownership interests in a pool of mortgage loans which are individually guaranteed or insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. The GNMA certificates are issued and guaranteed by the Government National Mortgage Association, a U.S. Government corporation, and backed by the full faith and credit of the United States.
FNMA and FHLMC -- partial ownership interests in pools of mortgage loans. FNMA certificates are issued and guaranteed by the Federal National Mortgage Association, a federally chartered, privately owned corporation and are not backed by the U.S. Government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion). FHLMC certificates are issued and guaranteed by the Federal Home Loan Corporation, a federally chartered corporation owned by the Federal Home Loan Bank and are not backed by the U.S. government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion).
Mortgage-backed securities -- may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer higher yield to the Fund but may also expose the Fund to greater price fluctuation and risk than governmental securities. Many issuers guarantee payment of interest and principal on the securities regardless of whether payments are made on the underlying securities, which generally increases the quality and security. Risks which affect mortgage-backed securities' market values or yields, include actual or perceived interest rate changes, creditworthiness of the issuer or guarantor, prepayment rates value of the underlying mortgages and changes in governmental regulation or tax policies. In addition, certain mortgage-related securities may be settled only through privately owned clearing corporations whose solvency and creditworthiness are not backed by the U.S. Government and whose operational problems may result in delays in settlement or losses to a Portfolio. Mortgage-related securities include:
 . Mortgage-backed bonds, which are secured by a first lien on a pool of single-family detached properties and are also general obligations of their issuers.

 . Mortgage pass-through bonds, which are secured by a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment.
 . Stripped agency mortgage-backed securities, which are interests in a pool of mortgages, where the cash flow has been separated into its interest only ("interest only" or "qIOs") and principal only ("principal only" or "POs") components. IOs or POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities.
 . Other mortgage-related securities, which are other debt obligations secured by mortgages on commercial real estate or residential properties.

Below investment grade securities (or junk bonds) -- debt securities that are not rated in (or judged to be of comparable quality to) one of the top four categories by an NRSRO. These securities expose the Fund to more risks than higher rated securities, including:
 . greater doubt as to the issuer's capacity to pay interest and principal
 . greater fluctuations in market values due to individual corporate developments
 . greater risk of default for various reasons including that (a) the issuers of these securities tend to be more highly leveraged and may not have available to them more traditional methods of financing and (b) the securities are unsecured and are generally subordinated to debts of other creditors
 . greater difficulty in obtaining accurate market quotations for valuation purposes
 . increased expenses to the extent the Fund must seek recovery due to a default in payment
 . less liquid trading markets

Restricted or illiquid securities -- securities for which there is no readily available market. These securities are priced at fair value under procedures approved by the Fund's Board of Directors. A Portfolio can sell restricted securities only in privately negotiated transactions or in a public offering registered with the Securities and Exchange Commission ("SEC"). Subsequent to the purchase of a restricted security, SEC registration of such security may become necessary and a Portfolio that owns the security may need to pay all or part of the registration expenses and may need to wait until such registration becomes effective before it can sell the security. In addition, the absence of ready markets may delay a Portfolio's sale of an illiquid investment. Delays in disposing of an investment expose a Portfolio to fluctuations in value for longer periods than it desired.

Rule 144A securities -- securities that are not registered with the SEC but under certain circumstances may be considered as liquid. Pursuant to procedures approved by the Board of Directors, these securities are subject to ongoing evaluation to monitor their liquidity, and the purchase of these securities could have the effect of increasing the percent of a Portfolio's securities invested in illiquid securities. Liquidity is evaluated based on various factors including:
 . the availability of trading markets for the security
 . the frequency of trades and quotes
 . the number of dealers and potential purchasers
 . dealer undertakings to make a market
 . the nature of the security and of the marketplace trades (including disposal time, solicitation methods and mechanics of transfer)

Lending portfolio securities. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code (the "Code").

Options on securities, currencies and indices. Options that are traded on recognized securities exchanges often have less of a risk of loss than those sold "over-the-counter." A Portfolio will not sell the security or currencies against which options have been written until after the option period has expired, a closing purchase transaction is executed, a corresponding put or call option has been purchased, or the sold option is otherwise covered. The sale and purchase of options involves paying brokerage commissions and other transaction costs. In addition, selling covered call options can increase the portfolio turnover rate.

The purchase and sale of index options have additional risks. For example if trading of certain securities in the index is interrupted, a Portfolio would not be able to close out options which it had purchased or sold if restrictions on exercise were also imposed. To address such liquidity concerns the Fund limits use of index options to options on indices (a) with a sufficient number of securities to minimize the likelihood of a trading halt and (b) for which there is a developed secondary market.

A Portfolio will cover any option it has sold on a stock index by (a) if the option is a call option, segregating with the Fund's custodian bank either (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities comprising the index, or (ii) securities that substantially replicate changes in value of the securities in the index; (b) if the option is a put option, segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the exercise price; or (c) regardless of whether the option is a call or a put option, holding an offsetting position in the same option at an exercise price that is at least as favorable to the Fund.

Forward foreign currency exchange contracts. These contracts are traded in the interbank market through currency traders. The traders do not charge a fee, but they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. The use of these contracts involves various risks including:
 . inability to enter into a contract at advantageous times or with respect to the desired foreign currencies
 . poor correlation between a currency's value and any proxy currency that a
  Portfolio is using
 . the creditworthiness of the counterparty to the transaction
 . losses (or lost profits) due to unanticipated or otherwise adverse changes in the relative value of currencies
 . additional expense due to transaction costs or the need to purchase or sell foreign currency on the spot market to correlate with the currency delivery requirements of the contract

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will have its bank custodian segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

Swaps, caps, floors and collars. A Portfolio will not enter into any swap, cap, floor or collar unless the portfolio manager thinks that the other party to the transaction is creditworthy. If the other party defaults, the Portfolio may have contractual remedies pursuant to agreements related to the transaction. Portfolios for which swaps are a permissible investment can enter credit protection swap arrangements which involve the sale by the Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

The swap market has grown substantially in recent years and the swap market has become relatively liquid due to a large number of banks and investment banks acting as principals and agents and using standardized documentation. Caps, floors and collars are more recent innovations and standardized documentation has not yet been fully developed. For that reason they are less liquid than swaps. Liquidity of swaps, caps, floors and collars will be evaluated based on various factors including:
 . the frequency of trades and quotations
 . the number of dealers and prospective purchasers in the marketplace

 . dealer undertakings to make a market
 . the nature of the instrument (including demand or tender features)
 . the nature of the marketplace (including the ability to assign or offset a Portfolio's rights and obligations)

Futures contracts and options on futures contracts. A Portfolio will cover any futures contract it has sold, or any call option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities or currency on which the futures contract (or related index) is based or (ii) securities or currencies that substantially replicate changes in value of the securities or currencies on which the futures contract (or related index) is based or (b) holding an offsetting call option on that futures contract at the same or better settlement price. A Portfolio will cover any futures contract it has purchased, or any put option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the amount payable upon settlement of such futures contract or (b) holding an offsetting call option on that futures contract at the same or better settlement price.

CERTAIN INVESTMENT LIMITATIONS

Fundamental policies are those that may not be changed without approval of the outstanding voting shares of each affected Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (a) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (b) if at least 50% of such shares are represented at the meeting, a majority of those represented.

A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote. If the Prospectus or SAI specifically states that one or more Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of the Fund's fundamental policies. (On the other hand, any policy set forth in the Prospectus that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.) Unless otherwise indicated, all restrictions apply only at the time of purchase.

No Portfolio may:
 . borrow money to purchase securities or purchase securities on margin
 . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933
 . issue senior securities
 . sell call options which are not covered options
 . sell put options other than to close out option positions previously entered into
 . invest in commodities or commodity contracts. In this regard, the following aspects of the Prospectus's table of "Certain Investment Practices" are non-fundamental: all of the prohibitions and limitations in item 9; the recognized exchange requirement in, and the omission of any Portfolio that invests in equity securities from, item 10; the recognized exchange requirement and the limitations on purpose in item 11; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.
 . make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors
 . For purposes of the industry concentration limit in item 25 of the Prospectus table, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.

No more than 5% of the Scudder Global Equity Portfolio's assets will be committed to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

Non-Fundamental Policies are those that may be changed without approval of shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase. The following non-fundamental policies are in addition to those described elsewhere in the Prospectus or SAI.
 . No Portfolio will acquire securities for the purpose of exercising control over the management of any company
 . At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to the Janus Mid Cap Portfolio or Janus Growth Portfolio.
 . No Portfolio may make any short sale
 . No Portfolio (except for the Janus Mid Cap Portfolio and Janus Growth
  Portfolio) may participate on a joint or joint and several basis in any trading account in securities

Insurance Law Restrictions
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the Insurance Companies ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

INVESTMENT MANAGEMENT ARRANGEMENTS

MetLife Advisers, formerly known as New England Investment Management, LLC, was organized in 1994 by New England Life Insurance Company to serve as the investment adviser of the New England Zenith Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio pays MetLife Advisers an investment advisory fee. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each sub-investment manager's fees. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers. MetLife Advisers also provides a full range of administrative and accounting services to the Fund.

Other than New England Life Holdings, Inc. ("NELHI"), which has the same address as MetLife Advisers, the members of MetLife Advisers consist of insurance companies whose separate accounts invest in the Fund or other registered investment companies to which MetLife Advisers serves or will serve as investment adviser. Each such insurance company's interest in MetLife Advisers entitles such insurance companies to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI, the previous owner of 100% of the shares of New England Investment Management, Inc., became an owner of MetLife Advisers upon MetLife Advisers conversion to a Delaware LLC. NELHI has provided capital to MetLife Advisers in return for a fixed return and has the only voting interests in MetLife Advisers. New England Life Insurance Company, a Massachusetts Corporation whose address is the same as MetLife Advisers', owns 100% of the shares of NELHI. MetLife is the indirect owner of 100% of the shares of New England Life Insurance Company.

Loomis Sayles & Company L.P.'s general partner is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc., a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management U.S. LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management US Corporation is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC IXIS Asset Management North America, L.P. and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament. In addition to the Portfolio, it provides investment management services to numerous mutual funds and institutional clients. As of December 31, 2000, Loomis Sayles had investment arrangements in effect for about $66.9 billion in assets.

Investment Management Agreements and Sub-investment Management Agreements MetLife Advisers and the Fund have entered into investment management agreements under which MetLife Advisers has overall management responsibility for all Portfolios. In addition, MetLife Advisers has entered into sub-investment management agreements for all other Portfolios. For simplicity, each of MetLife Advisers and the sub-investment managers are referred to as "managers" when discussing issues affecting all of them.

Each agreement continues from year to year with annual approval by (a) the Board of Directors or a majority of that Portfolio's outstanding shares, and
(b) a majority of the Board of Directors who are not "interested persons" of any party to the agreement.

Other than permitted by the Order, any new investment management agreements (and most material changes in any such agreements) or sub-investment management agreements require shareholder approval.

Each agreement may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of a Portfolio may vote to terminate an agreement as to services provided for that Portfolio.

Managers make investment decisions and effect transactions based on information from a variety of sources including their own securities and economic research facilities. Managers are also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with their designated Portfolio(s).

Payment of Fund Expenses
As detailed in the Prospectus, MetLife Advisers also currently pays certain expenses for the Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, Russell 2000 Index, MetLife Mid Cap Stock Index and Morgan Stanley EAFE Index Portfolios to the extent they exceed certain amounts.

As detailed in the Prospectus, MetLife Advisers also currently waives or pays certain expenses over a certain amount for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios subject to possible repayment by each Portfolio over the next three years.

Apart from any such payments by MetLife Advisers, each Portfolio bears its share of all Fund expenses, including those for: (a) fees of the Fund's directors; (b) custodian and transfer agent fees; (c) audit and legal fees; (d) printing and mailing costs for the Fund's prospectuses, proxy material and periodic reports to shareholders; (e) MetLife Advisers's investment management fee; (f) brokerage commissions on portfolio transactions (including costs for acquisition, disposition, lending or borrowing of investments); (g) Fund taxes;
(h) interest and other costs related to any Fund borrowing; (i) extraordinary or one-time expenses (such as litigation related costs); and (j) Rule 12b-1 fees.

All of the Fund's expenses, except extraordinary or one-time expenses, are accrued daily.

Management Fees
The Fund pays MetLife Advisers for its investment management services. MetLife Advisers pays the sub-investment managers for their investment management services.

The following table shows the fee schedules for the investment management fees and sub-investment management fees as a percentage per annum of the average net assets and the investment management fees paid to MetLife (MetLife was the investment adviser until May 1, 2001) for each Portfolio:

                                                                              Sub-
                                              Investment                   Investment
                                              Management                   Management
                                                 Fee                          Fee         Investment Management Fees
                                 Average      Schedule--      Average      Schedule--   For the Year Ended December 31,
                                Daily Net       % Per        Daily Net       % Per    -----------------------------------
  Portfolio                      Assets         Annum         Assets        Annum/1      1998        1999        2000
  ---------                 ----------------- ---------- ----------------- ---------- ----------- ----------- -----------
  State Street Research
  Money Market              All assets          .25%                         .25%     $   105,727 $   127,180 $   152,251

  State Street Research
  Investment Trust          1st $500 million    .55%     1st $250 million    .40%     $13,095,405 $15,804,021 $17,076,256
                            next $500 million   .50%     next $250 million   .35%
                            over $1 billion     .45%     next $1.5 billion   .30%
                                                         over $2 billion     .25%

  State Street Research
   Income                   1st $250 million    .35%     1st $150 million    .25%
                            next $250 million   .30%     next $200 million   .20%     $ 1,514,111 $ 1,635,946 $ 1,507,360
                            over $500 million   .25%     over $350 million   .15%
  State Street Research
  Diversified               1st $500 million    .50%     1st $250 million    .35%
                            next $500 million   .45%     next $250 million   .30%     $10,067,374 $11,893,804 $12,148,236
                            over $1 billion     .40%     over $500 million   .25%

  State Street Research     1st $500 million    .75%     1st $500 million    .45%
  Aggressive Growth         next $500 million   .70%     next $500 million   .35%     $ 9,539,534 $ 9,495,639 $11,798,675
                            over $1 billion     .65%     next $1.5 billion   .30%
                                                         over $2.5 billion   .25%

  Putnam Large Cap Growth   1st $500 million    .80%     1st $150 million    .50%
                            next $500 million   .75%     next $150 million   .45%              --          -- $   104,812
                            over $1 billion     .70%     over $300 million   .35%

  State Street Research
  Aurora                    1st $500 million    .85%     1st $250 million    .55%
  Small Cap Value           next $500 million   .80%     next $250 million   .50%
                            over $1 billion     .75%     next $250 million   .45%              --          -- $   102,277
                                                         over $750 million   .40%

  Putnam International      1st $500 million
  Stock /2/                                     .90%     1st $150 million    .65%
                            next $500 million   .85%     next $150 million   .55%     $ 2,161,315 $ 2,250,241 $ 2,861,103
                            over $1 billion     .80%     over $300 million   .45%

  Loomis Sayles High Yield
  Bond                      All assets          .70%                         .50%     $   266,117 $   359,652 $   476,609

  T. Rowe Price Small Cap
  Growth                    1st $100 million    .55%                         .35%
                            next $300 million   .50%                         .30%     $   764,242 $ 1,040,413 $ 1,749,910
                            over $400 million   .45%                         .25%


  T. Rowe Price Large Cap
  Growth                    1st $50 million     .70%                         .50%
                            over $50 million    .60%                         .40%     $     3,585 $   181,312 $   803,995


  Janus Mid Cap             1st $100 million    .75%                         .55%
                            next $400 million   .70%                         .50%     $ 1,584,660 $ 5,844,052 $15,330,298
                            over $500 million   .65%                         .45%


  Scudder Global Equity     1st $50 million     .90%                         .70%
                            next $50 million    .55%                         .35%     $   674,520 $   884,558 $ 1,213,183
                            next $400 million   .50%                         .30%
                            over $500 million   .475%                        .275%


  Harris Oakmark Large Cap
  Value                     1st $250 million    .75%     1st $100 million    .45%
                            over $250 million   .70%     next $400 million   .40%     $     6,470 $   192,890 $   316,530
                                                         over $500 million   .35%


  Neuberger Berman
  Partners                  1st $100 million    .70%
  Mid Cap Value             next $250 million   .675%    1st $250 million    .45%     $     6,314 $   169,231 $   438,080
                            next $500 million   .65%     next $750 million   .40%
                            next $750 million   .625%    over $1 billion     .35%
                            over $1.6 billion   .60%


  Janus Growth              1st $500 million    .80%     1st $100 million    .55%
                            next $500 million   .75%     next $400 million   .50%
                            over $1 billion     .70%     over $500 million   .45%              --          --          --


  Franklin Templeton Small
  Cap                       1st $500 million    .90%     1st $200 million    .60%              --          --          --
  Growth                    over $500 million   .85%     next $300 million   .52%
                                                         over $500 million   .50%

                                                            Sub-
                                    Investment           Investment
                                    Management           Management
                                       Fee                  Fee        Investment Management Fees
                          Average   Schedule--  Average  Schedule--  For the Year Ended December 31,
                         Daily Net    % Per    Daily Net   % Per    ---------------------------------
  Portfolio                Assets     Annum     Assets    Annum/1/     1998       1999       2000
  ---------              ---------- ---------- --------- ---------- ---------- ---------- -----------
  MetLife Stock Index    All Assets    .25%                 *       $6,387,967 $9,091,545 $10,575,467


  Lehman Brothers        All Assets    .25%                 *       $   18,962 $  239,612 $   340,601
  Aggregate Bond Index


  Russell 2000 Index     All Assets    .25%                 *       $   11.355 $  172,630 $   317,375


  Morgan Stanley EAFE    All Assets    .30%                 *       $    9,366 $  148,862 $   274,174
  Index


  MetLife Mid Cap Stock  All Assets    .25%                 *               --         -- $    41,219
  Index


--------
/1/MetLife paid these fees through April 30, 2001.
/2/For the years ended December 31, 1998 and 1999, a lower investment management fee schedule was in effect for the Putnam International Stock Portfolio. Thus, the investment management fees set forth herein were based on the lower schedule. Such fees would have been higher if the revised fee schedule had been in effect.
* MetLife Advisers pays MetLife a sub-investment management fee for each Index Portfolio equal to the costs incurred by MetLife in providing sub-investment management services to the Portfolio.

                       DIRECTORS AND OFFICERS OF THE FUND
The Fund's Directors review actions of the Fund's investment manager and sub-investment managers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Unless otherwise noted, the address of each executive officer and director listed below is One Madison Avenue, New York, New York 10010.


                                                                  Principal Occupation(s)
  Name, (Age) and Address       Position(s) with Fund               During Past 5 Years
----------------------------------------------------------------------------------------------------
  Steve A. Garban (63)+         Director                Retired, formerly Senior Vice-President
  The Pennsylvania State Uni-                           Finance and Operations and Treasurer, The
  versity                                               Pennsylvania State University
  208 Old Main
  University Park, PA 16802
----------------------------------------------------------------------------------------------------
  David A. Levene (61)*         Chairman of the Board,  Executive Vice-President, MetLife since
                                Chief Executive Officer 1996; prior thereto, Senior Vice-President and Director
----------------------------------------------------------------------------------------------------
  Linda B. Strumpf (53)         Director                Vice-President and Chief Investment Officer,
  Ford Foundation                                       Ford Foundation
  320 E. 43rd St.
  New York, NY 10017
----------------------------------------------------------------------------------------------------
  Dean O. Morton (69)+          Director                Retired, formerly Executive Vice-President,
  3200 Hillview Avenue                                  Chief Operating Officer and Director,
  Palo Alto, CA 94304                                   Hewlett-Packard Company
----------------------------------------------------------------------------------------------------
  Michael S. Scott Morton(63)+  Director                Jay W. Forrester Professor of Management at
  Massachusetts Institute of                            Sloan School of Management, MIT
  Technology ("MIT")
  50 Memorial Drive
  Cambridge, MA 02139-4307
----------------------------------------------------------------------------------------------------
  Arthur G. Typermass (62)*     Director                Retired, formerly Senior Vice-President and
  43 Chestnut Street                                    Treasurer, MetLife
  Garden City, NY 11530
----------------------------------------------------------------------------------------------------
  Toby Rosenblatt (62)          Director                President, Founders Investment, Ltd. since
  3409 Pacific Avenue                                   1999; prior thereto, Vice-President
  San Francisco, CA 94118
----------------------------------------------------------------------------------------------------
  H. Jesse Arnelle (67)         Director                Counsel, Womble Carlyle Sandrige & Rice
  400 Urbano Drive                                      since 1997; prior thereto, Senior Partner,
  San Francisco, CA 94127                               Arnelle, Hastie, McGee, Willis and Greene.
----------------------------------------------------------------------------------------------------
  Peter H. Duffy (45)*          Controller              Senior Vice President, New England
  501 Boylston Street                                   Investment Management and Treasurer, New
  Boston, MA 02116                                      England Zenith Fund since 1998; prior
                                                        thereto, Senior Vice-President, Fund
                                                        Administration Department for Nvest Services
                                                        Company
----------------------------------------------------------------------------------------------------
  Christopher P. Nicholas       President and Chief     Associate General Counsel, MetLife
  (51)+*                        Operating Officer
----------------------------------------------------------------------------------------------------
  Janet Morgan (38)*            Treasurer               Assistant Vice-President, MetLife since
                                                        1997; prior thereto, Director
----------------------------------------------------------------------------------------------------
  Barbara Hume (47)*            Vice-President          Vice-President, MetLife since 1997; prior
                                                        thereto, Vice-President, Prudential
                                                        Investments
----------------------------------------------------------------------------------------------------
  Lawrence A. Vranka (60)*      Vice-President          Vice-President, MetLife
----------------------------------------------------------------------------------------------------
  Daphne Thomas-Jones (45)*     Vice-President          Assistant Vice President, MetLife since
                                                        1998; prior thereto, Director
----------------------------------------------------------------------------------------------------
  Hugh McHaffie (42)*           Vice-President          Senior Vice-President, MetLife since 1999;
  501 Boylston Street                                   prior thereto Vice-President, Manufacturers
  Boston, MA 02116                                      Life North America
----------------------------------------------------------------------------------------------------
  Danne L. Johnson (32)*        Secretary               Associate Counsel, MetLife since February
                                                        2000; prior thereto, Branch Chief, U.S.
                                                        Securities & Exchange Commission
----------------------------------------------------------------------------------------------------
  Patricia S. Worthing-         Assistant Secretary     Assistant Vice-President and Associate
  ton (43)*                                             Compliance Director, MetLife since 1997;
                                                        prior thereto Associate Compliance Director
----------------------------------------------------------------------------------------------------
  Pattie Robinson (45)*         Assistant Secretary     Legal Assistant, MetLife since 2000; prior
                                                        thereto, Legal Assistant, Sedgwick, Inc.
----------------------------------------------------------------------------------------------------
  Terence T. Santry (33)*       Assistant Controller    Vice-President, New England Investment
  501 Boylston Street                                   Management; Assistant Treasurer of the
  Boston, MA 02116                                      Zenith Fund; prior thereto, Account manager
                                                        for State Street Bank and Trust Company
----------------------------------------------------------------------------------------------------
  Allison M. Troiani (32)*      Assistant Controller    Assistant Vice-President, New England
  501 Boylston Street                                   Investment Management; prior thereto, Fund
  Boston, MA 02116                                      Administration Manager for Nvest Services
                                                        Company

------------
(*) Interested Person, as defined in the Investment Company Act of 1940 ("1940
    Act"), of the Fund.
(+) Serves as a trustee, director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust.

The Directors have been compensated as follows:


                                           (3)
                                        Pension or                  (5)
                                        Retirement    (4)          Total
                               (2)       Benefits  Estimated   Compensation
                            Aggregate    Accrued     Annual    from the Fund
            (1)            Compensation as part of  Benefits     and Fund
          Name of              from        Fund       Upon     Complex Paid
        Director(b)         Fund(a)(c)   Expenses  Retirement to Directors(b)
-----------------------------------------------------------------------------
  Linda B. Strumpf(d)        $24,000         0          0        $ 24,000
-----------------------------------------------------------------------------
  Steve A. Garban            $41,500         0          0        $118,300
-----------------------------------------------------------------------------
  H. Jesse Arnelle(e)           0            0          0            0
-----------------------------------------------------------------------------
  Dean O. Morton             $37,000         0          0        $118,800
-----------------------------------------------------------------------------
  Michael S. Scott Morton    $37,000         0          0        $118,800
-----------------------------------------------------------------------------
  David A. Levene(f)            0            0          0            0
-----------------------------------------------------------------------------
  Arthur G. Typermass        $29,000         0          0        $ 29,000
-----------------------------------------------------------------------------
  Toby Rosenblatt(e)            0            0          0        $ 72,000

------------
(a) For the fiscal year ended December 31, 2000.
(b) Complex is comprised of 10 trusts and two corporations with a total of 31 funds and/or series. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2000.
(c) Directors and officers who are currently active employees of MetLife receive no compensation for services rendered to the Fund other than their regular compensation from MetLife or its affiliate of which they are employees. Other directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each directors' meeting they attend, $500 for each audit or nominating committee or sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the audit committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.
(d) Linda B. Strumpf was appointed to the Board effective May 1, 2000.
(e) Toby Rosenblatt and H. Jesse Arnelle did not serve as directors during
    2000.
(f) David A. Levene resigned as a director effective October 30, 2000.
------------
None of the above officers and directors of the Fund owns any stock of the Fund.

PLACING PORTFOLIO TRANSACTIONS

Each Portfolio's manager has day-to-day responsibility for selecting broker-dealers who will process investment transactions for the Portfolio. The managers follow similar policies and procedures for each Portfolio. When a manager's policy or practice is significantly different, it is specifically identified below. In the discussion that follows, the term broker-dealer includes both brokers (brokerage firms who act as agents in purchases or sales of portfolio investments by the Fund) and dealers (investment firms who act for their own account in selling or purchasing securities to or from the Fund).

Codes of Personal Conduct
The Fund has adopted a code of conduct for its officers, directors and other personnel. Among other things this code regulates (although it does not absolutely prohibit) transactions by such persons in securities of a type in which the Portfolios of the Fund may and do invest. The investment managers and the sub-investment managers have adopted codes of conduct that are similar to the Fund's.

Primary Policy
Each manager's primary policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Fund. To this end, when selecting the best broker-dealer for a given transaction, each manager will consider one or more of the following:
 . the price of the security or instrument
 . the nature of the market for the security or instrument
 . the size and difficulty of the order
 . the execution experience of the broker-dealer with respect to specific markets or securities (see, for example, "Fixed Income Securities" and "Over-the-Counter Securities Market" below)
 . confidentiality
 . the broker-dealer's financial responsibility
 . the competitiveness of the commission or spread (see "Competitiveness of
  Commission Rates and Net Prices" below)
 . proven integrity and reliability
 . the quality of execution
 . the broker-dealer's research and statistical services and capabilities (see
  "Research and Statistical Services" below)
 . the broker-dealer's capital clearance and settlement capabilities
 . desired timing of the trade
 . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements (see "Directed Brokerage" below)

Research and Statistical Services
When more than one firm satisfies the Portfolio's other standards, managers may consider the range of services and capabilities that those broker-dealers provide, including:
 . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy
 . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy
 . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation
 . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories
 . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

In most cases, these services supplement a manager's own research and statistical efforts. Research and statistical information and materials are generally subject to internal analysis before being incorporated into a manager's investment process.

Generally, services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings. Often managers use internal surveys and other methods to evaluate the quality of research and other services provided by various broker-dealer firms. Results of these studies are available to the managers' trading departments for use when selecting broker-dealers to execute portfolio transactions.

Multiple Uses for Services The same research and statistical products and services may be useful for multiple accounts. Managers may use such products and services when managing any of their investment accounts. Therefore, managers may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include any Portfolio) in the management of the same or any such other account (which, again, may or may not include that Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in a manager's investment decision process, then the manager may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the manager with the investment decision process may be considered by the manager in allocating transactions to broker-dealers.

Competitiveness of Commission Rates and Net Prices
Brokerage and other services furnished by broker-dealers are routinely reviewed and evaluated. Managers try to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolios occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, managers evaluate the reasonableness of a commission or net price for each transaction.

Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:
 . the difficulty of execution and settlement
 . the size of the transaction (number of shares, dollar amount, and number of clients involved)
 . historical commission rates or spreads
 . rates and prices quoted by other brokers and dealers
 . familiarity with commissions or net prices paid by other institutional investors
 . the level and type of business done with the broker-dealer over time
 . the extent to which broker or dealer has capital at risk in the transaction

After considering a combination of all the factors, managers may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. Managers may or may not ask for competitive bids based on their judgment as to whether such bids would have a negative effect on the execution process.

Compensating Broker-Dealers for Non-Execution Services

Managers do not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided.

This is an area where differences of opinion as to fact and circumstances may exist, however. Therefore, to the extent necessary, managers rely on Section 28(e) of the Securities Exchange Act of 1934, which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.

Accordingly, while it is difficult to determine any extent to which commission rates or net prices charged by broker-dealers reflect the value of their services, managers expect commissions to be reasonable in light of total brokerage and research services provided by each particular broker. Although it is also difficult to place an exact dollar value on research and statistical services received from broker-dealers, the managers believe that these services tend to reduce the Portfolio's expenses in the long-run.

When purchasing securities for a Portfolio in fixed price underwriting transactions, managers follow instructions received from the Fund as to the allocation of new issue discounts, selling concessions and designations to any brokers or dealers which provide the Fund with research, performance evaluation, master trustee and other services. Absent instructions from the Fund, the manager may make such allocations to broker-dealers which provide it with research, statistical, and brokerage services.

Brokerage Allocation Agreements and Understandings Managers may pay cash for certain services provided by external sources or choose to allocate brokerage business as compensation for the services. Managers do not have fixed agreements with any broker-dealer as to the amount of brokerage business which that firm may expect to receive because of the services they supply. However, managers may have understandings with certain firms which acknowledge that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

Managers have internal brokerage allocation procedures for that portion of their discretionary client brokerage business where more than one broker-dealer can provide best price and execution. In such cases, managers make judgments as to the level of business which would recognize any research and statistical services provided. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage, research and statistical services they provide. The actual brokerage received by any firm may be less than the suggested allocations but can, and often do, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. Broker-dealers are never excluded from receiving business because they do not provide research or statistical services.

Directed Brokerage
On behalf of the Portfolios, the Fund may request that managers also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Fund may condition its requests by requiring that managers effect transactions with specified broker-dealers only if the broker-dealers are competitive as to price and execution. While the Fund believes that overall this practice can benefit the Fund, in some cases managers may be unable to negotiate commissions or obtain volume discounts or best execution and commissions charged under directed brokerage arrangements may be higher than those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in, an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed. The Board of Directors will monitor directed brokerage transactions to help ensure that they are in the best interest of the Fund and its shareholders.

Fixed Income Securities
Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission paid, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices known as a dealer's mark-up. Securities may also be purchased from underwriters at prices which include underwriting fees paid by the issuer.

Over-the-Counter Securities Market
Orders through the over-the-counter securities market are placed with the principal market-makers for the security, unless a more favorable result is available elsewhere. A principal market-maker is one who actively and effectively trades in the relevant security.

Bunching of Orders
When securities are purchased or sold for a Portfolio, managers may also be purchasing or selling the same securities for other accounts. Managers may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, managers allocate aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. Managers also consider the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in a particular Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.

The Board of Directors has adopted procedures governing bunching to ensure that bunching remains in the best interest of the Fund and its shareholders. Because the procedures do not always adequately accommodate all facts and circumstances, exceptions are made to the policy of allocating trades on an adjusted, pro-rata basis. Exceptions to the policy may include not aggregating orders and/or reallocating to:
 . recognize a manager's negotiation efforts
 . eliminate de minimus positions
 . give priority to accounts with specialized investment policies and objectives . give special consideration of an account's characteristics (such as concentrations, duration, or credit risk)
 . avoid a large number of small transactions which may increase custodial and other transaction costs (which effect smaller accounts disproportionately)

Depending on the circumstances, such exceptions may or may not cause an account to receive a more or less favorable execution relative to other accounts.

Harris Associates L.P. may use its affiliate, Harris Associates Securities L.P., and Neuberger Berman Management Inc. may use its affiliate, Neuberger Berman, LLC (the "affiliated brokers") as brokers for effecting securities transactions for the respective portfolios for which they are the managers. The Board of Directors, including a majority of the directors who are not "interested" directors, has determined that securities transactions for a Portfolio may be executed through these affiliated brokers, if, in the judgment of the manager, the use of the affiliated broker is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and, if, in such transactions, the affiliated broker charges the Portfolio commission rates at least as favorable as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Directors has adopted procedures designed to provide that commissions, fees or other remuneration paid to affiliated brokers are consistent with this standard. The Portfolios will not effect principal transactions with affiliated brokers.

Brokerage commissions paid to Harris Associates Securities, L.P. during 2000 totaled $85,125. This represented 43.39% of the total commissions paid by the Harris Oakmark Large Cap Value Portfolio during 2000 and 0.11% of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2000.

Brokerage commission paid to Neuberger Berman, LLC during 2000 totaled $41,691. This represented 9.62% of the total commissions paid by the Neuberger Berman Partners Mid Cap Value Portfolio during 2000 and 0.01% of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2000.

The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 1998, 1999 and 2000:

Portfolio                        1998       1999       2000
State Street Research            N/A        N/A        N/A
Money Market
State Street Research            N/A        N/A        N/A
Income
State Street Research         $2,204,538 $2,669,281 $2,339,779
Diversified
State Street Research         $4,486,471 $5,614,065 $5,047,718
Investment Trust
State Street Research         $3,260,411 $2,687,582 $2,437,664
Aggressive Growth
Putnam                        $2,313,364 $1,584,912 $1,185,663
International Stock
Loomis Sayles High            $    6,463 $    1,966 $   14,142
Yield Bond
T. Rowe Price Small           $  174,688 $  180,042 $  309,732
Cap Growth
T. Rowe Price Large           $    5,222 $   55,158 $  238,407
Cap Growth
Janus Mid Cap                 $  482,758 $1,007,044 $1,566,966
Scudder Global Equity         $  165,847 $  183,800 $  258,622
Harris Oakmark Large          $   12,228 $   71,883 $  172,358
Cap Value
Neuberger Berman              $   11,875 $  126,856 $  433,219
Partners Mid Cap Value
MetLife Stock Index           $  469,162 $  369,088 $  163,903
Lehman Brothers                  N/A        N/A        N/A
Aggregate Bond Index
Russell 2000 Index            $   41,989 $  150,280 $   89,034
Morgan Stanley EAFE           $   79,325 $  198,582 $  116,051
Putnam Large Cap Growth              N/A        N/A $   22,070
State Street Research Aurora         N/A        N/A $   61,630
Small Cap Value
MetLife MidCap Stock Index           N/A        N/A $  163,903

SHAREHOLDER MEETINGS

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

VOTING

Each share has one vote and fractional shares have fractional votes. Votes for all Portfolios are generally aggregated. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis and not totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or investment management agreement.

Owners of Contracts supported by separate accounts registered as unit investment trusts under the Investment Company Act of 1940 have certain voting interests in Fund shares. The Contract prospectus attached to the Fund Prospectus describes how Contract owners can give voting instructions for Fund shares. Shares held by MetLife's general account or in a separate account not registered as a unit investment trust vote in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

SALE AND REDEMPTION OF SHARES

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The Fund has a distribution agreement with MetLife. MetLife serves as distributor (the "Distributor") of the Fund's Class A, Class B, and Class E shares. Pursuant to the Class B and Class E Distribution Plan (the "Plan"), the Fund compensates the distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class. The Fund anticipates that the amounts it pays to the Distributor will be used to compensate the Distributor, the Insurance Companies and their other affiliates, other financial intermediaries and third-party broker-dealers for services such as those listed in (a) to (g) below.

The Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the distribution agreement, however, such payments are currently limited to 0.25% for the Class B Shares and .15% for the Class E Shares.

The Plan is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Distributor has indicated that it expects to use the revenues from the fees charged to each class of shares under the Plan primarily to pay for the following types of distribution services in connection with that class:

  (a) the printing and mailing of Fund prospectuses, statements of additional information and reports for prospective purchasers of Contracts investing in Class B or Class E shares;

  (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

  (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

  (d) obtaining information and providing explanations to Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

  (e)  training sales personnel regarding the Fund;

  (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; and

  (g) personal services and/or maintenance of Contract owner accounts with respect to Class B or Class E shares attributable to such accounts.

The Board of Directors, including the independent directors, has determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Fund and Contract owners and has approved the Plan's adoption. Certain of the Insurance Companies have products that are priced on the assumption that the Insurance Company will receive Rule 12b-1 payments. Without these payments the Insurance Company may not find it economically worthwhile to offer the Fund's Portfolios as an option under those products. Therefore, the Fund may offer Class B and/or Class E shares for any of its Portfolios. This should enable those Portfolios to enhance the distribution of their shares through such products. Over time, Contract owners should benefit from efficiencies and economies of scale that any such enhanced distribution may promote. Also, a larger Portfolio is able to invest in a broader array of investments, and invest more efficiently.

The Plan and any Rule 12b-1 related agreement that is entered into by the Fund or Distributor in connection with the Class B or Class E shares will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the independent directors, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement. Also, the Plan and any such agreement may be terminated as to the Class B or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B or Class E shares of the Portfolio invested in by Contract owners or by vote a majority of the independent directors. The Plan also provides that it may not be amended to increase the amount (to .50% of average daily net assets annually) that may be spent for distribution of Class B or Class E shares of any Portfolio to more than .50% of the average daily net assets attributable to that class without the approval of Contract owners investing in the affected class.

MetLife need not sell any specific number of Fund shares. MetLife will pay the Fund's distribution expenses and costs (which are those arising from activities primarily intended to sell Fund shares).

The Fund may suspend sales and redemptions of a Portfolio's shares during any period when (a) trading on the New York Stock Exchange is restricted or the Exchange is closed (other than customary weekend and holiday closings); (b) an emergency exists which makes disposing of portfolio securities or establishing a Portfolio's net asset value impractical; or (c) the Securities and Exchange Commission orders suspension to protect Portfolio shareholders.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g. changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

PRICING OF PORTFOLIO SECURITIES

Portfolio securities are priced as described in the table that follows. If the data necessary to employ the indicated pricing methods are not available, the investment will be assigned a fair value in good faith pursuant to procedures approved by the Board of Directors. Such "fair value" pricing may also be used if the customary pricing procedures are judged for any reason to result in an unreliable valuation.

                          PRICING OF SECURITIES CHART

                                                                                                           Value
                                                                             Average                   Established by
                                                                Last         Between                     Recognized
                                Last                            Spot         Last Bid                   Exchange or
                                Sale                            Price       and Asked                      Other
                              (primary    Last Bid (primary   (primary       (primary      Amortized     Recognized
                               market)         market)         market)       market)         Cost*        Sources
---------------------------------------------------------------------------------------------------------------------
  Portfolio Securities                                                    All
  Traded on Domestic Stock  All                                           Portfolios/2
  Exchanges                 Portfolios/1/ L/2/                            / except L
---------------------------------------------------------------------------------------------------------------------
  Portfolio Securities
  Traded Primarily on
  Non-Domestic              All
  Securities Exchanges      Portfolios/1/
---------------------------------------------------------------------------------------------------------------------
  Securities Listed or                    All                             All
  Traded on More than       All           Portfolios/3                    Portfolios/2
  One Exchange              Portfolios/1/ / S/2/                          / except S
---------------------------------------------------------------------------------------------------------------------
  Domestic Securities                                                     All
  Traded in the Over                                                      Portfolios/1
  the Counter Market                                                      / except S, L,
                            S/1/, NB/1/   L/1/ S/2/                       NB and MM      MM
---------------------------------------------------------------------------------------------------------------------
  Non-U.S. Securities       All           All
  Traded in the Over        Portfolios/1  Portfolios/2
  the Counter Market        / except L    / except NB, L/1/               NB/2/, L
---------------------------------------------------------------------------------------------------------------------
  Short-term
  Instruments with
  Remaining Maturity
  of Sixty Days or                                                                       All
  Less                                                                                   Portfolios/1/
---------------------------------------------------------------------------------------------------------------------
  Options on Securities,
  Indices, or Futures       All                                           All
  Contracts                 Portfolios/1/                                 Portfolios/2/
---------------------------------------------------------------------------------------------------------------------
                                                            All
  Currencies                                                Portfolios/1/
---------------------------------------------------------------------------------------------------------------------
                                                                                                       All
  Futures Contracts                                                                                    Portfolios/1/
---------------------------------------------------------------------------------------------------------------------

------------
  1. primary method used
  2. if primary method is unavailable
  3. if both primary and secondary methods are unavailable
  L. Loomis Sayles High Yield Bond Portfolio Only
  NB.Neuberger Berman Partners Mid Cap Value Portfolio Only
  S. Scudder Global Equity Portfolio Only
  MM.State Street Research Money Market Portfolio Only
  * Amortized Cost Method: Securities are valued at the cost on the date of purchase and thereafter, a constant proportionate amortization value is assumed until maturity of any discount or premium (regardless of fluctuating interest rates on the market value of the security). Maturity is deemed to be the next date on which the interest rate is to be adjusted. Note, using this method may result in different yield and net asset values than market valuation methods.

TAXES

The following summarizes some of the relevant tax considerations associated with the Fund. It is not a complete explanation and should not substitute for careful tax planning and consulting with individual tax advisers.

The Fund's tax attributes are allocated among the Portfolios as if they were separate corporations. For example, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss(es) will only offset net capital gains of that Portfolio. Also, each Portfolio stands alone to determine that Portfolio's net ordinary income or loss.

The Fund currently qualifies (and intends to continue to qualify) as a "regulated investment company" under the Code. To qualify, among other things, each Portfolio must derive at least 90% of its gross income from dividends, interest, payments for security loans, and gains or other income derived from each Portfolio's business of investing in stocks, securities or foreign currencies. As a regulated investment company, the Fund does not pay federal income tax on net ordinary income and net realized capital gains distributed to shareholders. A nondeductible 4% excise tax applies to any regulated investment company on any excess of required distributions for the calendar year over the amount actually distributed. The Fund must distribute 98% of its ordinary income and capital gain net income. The Fund does not expect to incur excise taxes.

Dividends paid by a Portfolio from its ordinary income, and distributions of its net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, any of a Portfolio's income which represents dividends on common or preferred stock of a domestic corporation (rather than interest income), distributed to the Insurance Companies may be deducted as dividends received, to the extent the deduction is available to a life insurance company.

Distributions from the Fund's net realized long-term gains are taxable to the Insurance Companies as long-term capital gains regardless of the holding period of the Portfolio shares. Long-term capital gain distributions are not eligible for the dividends received deduction.

Dividends and capital gains distributions may also be subject to state and local taxes.

The Fund complies with section 817(h) of the Code and its related regulations. This means that the Fund generally may issue shares only to life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of MetLife which provided the initial capital for the Portfolios. The prospectus for the Contracts discusses in more depth the taxation of segregated asset accounts and of the Contract owner.

Section 817(h) of the Code and related regulations require segregated asset accounts investing in the Portfolios to diversify. These diversification requirements, which are in addition to those imposed on the Fund under the 1940 Act and under Subchapter M of the Code, may affect selection of securities for the Portfolios. Failing to meet Section 817(h) requirements may have adverse tax consequences for the insurance company offering the variable insurance contract and result in immediate taxation of the contract owner if the investment in the contract has appreciated in value.

The Treasury Department may possibly adopt regulations or the IRS may issue a revenue ruling which may deem a Contract owner, rather than the insurance company, to be treated as owner of the assets of a segregated asset account based on the extent of investment control by the contract owner. As a result, the Fund may take action to assure that a Contract continues to qualify as a variable insurance contract under federal tax laws. For example, the Fund may alter the investment objectives of a Portfolio or substitute shares of one Portfolio for those of another. To the extent legally necessary, a change of investment objectives or share substitution will only occur with prior notice to affected shareholders, approval by a majority of shareholders and approval by the Securities and Exchange Commission.

Several unique tax considerations arise in connection with a Portfolio which may invest in foreign securities. The Portfolio may have to pay foreign taxes, which could reduce its investment performance. Dividends paid by a Portfolio corresponding to dividends paid by non-United States companies do not qualify for the dividends received deduction.

Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through to the Insurance Companies any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the Insurance Companies. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to the Insurance Companies.

GENERAL INFORMATION

Experts
The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, is the Fund's independent auditor. The Fund's financial statements for the 12 months ended December 31, 2000 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.


Custodian Arrangement
State Street Bank and Trust Company of Boston, Massachusetts, is the custodian of the assets of all Portfolios. The custodian's duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. Except as otherwise permitted under applicable Securities and Exchange Commission "no-action" letters or exemptive orders, the Fund holds foreign assets in qualified foreign banks and depositories meeting the requirements of Rule 17f-5 under the Investment Company Act of 1940.

Index Sponsors
The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index.
S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT

LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE (R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE (R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE (R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE (R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY

MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

FINANCIAL STATEMENTS

The Fund's financial statements for periods ending December 31, 2000, and the related schedules of investments for each Portfolio and report of independent auditors thereon, are included in the Fund's annual report to shareholders for 2000 that accompanies this Statement of Additional Information and are incorporated by reference into this SAI.

                                    APPENDIX

          DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS

                                                                       Standard & Poor's Rating Group (S&P)
  Rating Moody's Investor Service, Inc. (Moody's) Description   Rating Description
-----------------------------------------------------------------------------------------------------------
   Aaa   Bonds with this rating are judged                      AAA    An obligation with this rating
         to be of the best quality,                                    has the highest rating assigned
         carrying the smallest degree or                               by S&P. The obligor's capacity to
         investment risk. They are                                     meet its financial commitment on
         generally referred to as "gilt                                the obligation is extremely
         edged." Interest payments are                                 strong.
         protected by a large or by an
         exceptionally stable margin and
         principal is secure. While the
         various protective elements are
         likely to change, such changes as
         can be visualized are most
         unlikely to impair the
         fundamentally strong position of
         such issues.
-----------------------------------------------------------------------------------------------------------
   Aa    Bonds with this rating are judged                      AA     An obligation with this rating
         to be of high quality by all                                  differs from the highest
         standards. Together with the Aaa                              obligations only in small degree.
         group, they comprise what are                                 The obligor's capacity to meet
         generally known as high-grade                                 its financial commitment on the
         bonds. They are rated lower than                              obligation is very strong.
         the best bonds because margins of
         protection may not be as large as
         in Aaa securities or fluctuation
         of protective elements may be of
         greater amplitude or there may be
         other elements present which make
         the long-term risks appear
         somewhat greater than in Aaa
         securities.
-----------------------------------------------------------------------------------------------------------
   A     Bonds with this rating possess                         A      An obligation with this rating is
         many favorable investment                                     somewhat more susceptible to the
         attributes and are to be                                      adverse effects of changes in
         considered as upper-medium-grade                              circumstances and economic
         obligations. Factors giving                                   conditions than obligations in
         security to principal and                                     higher-rated categories. However,
         interest are considered adequate,                             the obligor's capacity to meet
         but elements may be present which                             its financial commitment on the
         suggest a susceptibility to                                   obligation is still strong.
         impairment sometime in the
         future.
-----------------------------------------------------------------------------------------------------------
   Baa   Bonds with this rating are                             BBB    An obligation with this rating
         considered as medium grade                                    exhibits adequate protection
         obligations, i.e., they are                                   parameters. However, adverse
         neither highly protected nor                                  economic conditions or change
         poorly secured. Interest payments                             circumstances are more likely to
         and principal security appear                                 lead to weakened capacity of the
         adequate for the present but                                  obligor to meet its financial
         certain protective elements may                               commitment on the obligation.
         be lacking or may be
         characteristically unreliable
         over any great length of time.
         Such bonds lack outstanding
         investment characteristics and in
         fact have speculative
         characteristics as well.
-----------------------------------------------------------------------------------------------------------
   Ba    Bonds with this rating are judged                      BB     An obligation with this rating
         to have speculative elements;                                 has significant speculative
         their future cannot be considered                             characteristics, but is less
         as well-assured. Often, the                                   vulnerable to nonpayment than
         protection of interest and                                    bonds in the lower ratings.
         principal payments may be very                                However, it faces major ongoing
         moderate, and thereby not well                                uncertainties or exposure to
         safeguarded during both good and                              adverse business, financial or
         bad times over the future.                                    economic conditions which could
         Uncertainty of position                                       lead to the obligor's inadequate
         characterizes bonds in this                                   capacity to meet its financial
         class.                                                        commitment on the obligation.
-----------------------------------------------------------------------------------------------------------
   B     Bonds with this rating generally                       B      An obligation with this rating is
         lack characteristics of the                                   more vulnerable to nonpayment
         desirable investment. Assurance                               than obligations rated BB, but
         of interest and principal                                     the obligor currently has the
         payments of maintenance of other                              capacity to meet its financial
         terms of the contract of any long                             commitment on the obligation.
         period of time may be small.                                  Adverse business, financial or
                                                                       economic conditions will likely
                                                                       impair the obligator's capacity
                                                                       or willingness to meet its
                                                                       financial commitment on the
                                                                       obligation.

  Rating    Moody's Investor Service, Inc. (Moody's) Description   Rating  Standard & Poor's Rating Group (S&P)Description
--------------------------------------------------------------------------------------------------------------------------
  Caa       Bonds with this rating are of                          CCC     An obligation with this rating is
            poor standing. Such issues may be                              currently vulnerable to
            in default or there may be                                     nonpayment, and is dependent upon
            present elements of danger with                                favorable business, financial,
            respect to principal or interest.                              and economic conditions for the
                                                                           obligor to meet its financial,
                                                                           and economic commitment on the
                                                                           obligation. In the event of
                                                                           adverse business, financial or
                                                                           economic conditions, the obligor
                                                                           is not likely to have the
                                                                           capacity to meet its financial
                                                                           commitment on the obligation.
--------------------------------------------------------------------------------------------------------------------------
  Ca        Bonds with this rating represent                       C       An obligation with this rating
            obligations which are speculative                              may be used to cover a situation
            in a high degree. Such issues are                              where a bankruptcy petition has
            often in default or have other                                 been filed or similar action has
            marked shortcomings.                                           been taken, but payments on this
                                                                           obligation are being continued.
--------------------------------------------------------------------------------------------------------------------------
  C         Bonds with this rating are the                         D       An obligation rated D is in
            lowest rated class of bonds, and                               payment default. This rating
            issues so rated can be regarded                                category is used when payments on
            as having extremely poor                                       an obligation are not made on the
            prospects of ever attaining any                                date due even if the applicable
            real investment standing.                                      grace period has not expired,
                                                                           unless S&P believes that such
                                                                           payments will be made during such
                                                                           grace period. This rating also
                                                                           will be used upon the filing of a
                                                                           bankruptcy petition on an
                                                                           obligation are jeopardized.
--------------------------------------------------------------------------------------------------------------------------
  1         This modifier is used with Aa, A,                      (+)/(-) These modifiers are used with
            Baa, Ba and B ratings and                                      ratings from AA to CCC to show
            indicates the bond possesses                                   relative standing within the
            strongest investment attributes                                rating category.
            within the rating class.
--------------------------------------------------------------------------------------------------------------------------
  No Rating This might arise if: (1) an                            r       This symbol attached to the
            application for rating was not                                 ratings of instruments with
            received or accepted; (2) the                                  significant non credit risks. It
            issue or issuer belongs to a                                   highlights risks to principal or
            group of securities that are not                               volatility of expected returns
            rated as a matter of policy;                                   which are not addressed in the
            (3) there is a lack of essential                               credit rating. Examples include:
            data pertaining to the issue or                                obligations linked or indexed to
            issuer; (4) the issue was                                      equities, currencies or
            privately placed in which case                                 commodities; obligations exposed
            the rating is not published in                                 to severe prepayment risk such as
            the Moody's publication; or                                    interest only principal only
            (5) the rating was suspended or                                mortgage securities; and
            withdrawn because new and                                      obligations with unusually risky
            material circumstances arose, the                              interest terms, such as inverse
            effects of which preclude                                      floaters.
            satisfactory analysis; there is
            no longer available reasonable
            up-to-date data to permit a
            judgment to be formed; a bond is
            called for redemption or for
            other reasons.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Rating    Moody's Investor Service, Inc. (Moody's) Description   Rating    Standard & Poor's Rating Group (S&P)Description
----------------------------------------------------------------------------------------------------------------------------
  Prime     Commercial paper with this rating                      A         Commercial paper with this rating
            is the highest rated based on the                                is the highest based on: (1)
            following factors: (1) management                                liquidity ratios are adequate to
            of the issuer; (2) economics of                                  meet cash requirements; (2) the
            the issuer's industry or                                         issuer's long-term senior debt is
            industries and the speculative-                                  rated "A" or better, although in
            type risks which may be inherent                                 some cases "BBB" or better may be
            in certain areas; (3) the                                        allowed; (3) the issuer has
            issuer's products in relation to                                 access to at least two additional
            competition and customer                                         channels of borrowing; (4) the
            acceptance; (4) liquidity; (5)                                   issuer's basic earnings and cash
            amount and quality of long-term                                  flow have an upward trend with
            debt; (6) trend of earnings over                                 allowance made for unusual
            a period of 10 years; (7)                                        circumstances; (5) Typically, the
            financial strength of any parent                                 issuer's industry is well
            and the relationships which exist                                established and the issuer has a
            with the issuer; and (8)                                         strong position within the
            recognition by the management of                                 industry; and (6) the reliability
            obligations which may be present                                 and quality of management are
            or may arise as a result of                                      unquestioned.
            public interest questions and
            preparations to meet such
            obligations.
----------------------------------------------------------------------------------------------------------------------------
  1, 2 or 3 These modifiers indicates the                          1, 2 or 3 These modifiers indicate the
            relative degree to which the                                     relative degree to which the
            commercial paper possesses the                                   commercial paper possesses the
            qualities that are required to                                   qualities that are required to
            receive a Prime rating.                                          receive an A rating.
----------------------------------------------------------------------------------------------------------------------------
                                                                   (+)       Commercial paper with an A-1
                                                                             rating can be further modified
                                                                             with this modifier to show that
                                                                             they possess overwhelming safety
                                                                             characteristics.